                                                               November 20, 1998

Kemper

Important News
Important News

                                   for Kemper Short-Intermediate Government Fund

YOUR FUND WILL HOST A JOINT SPECIAL MEETING OF SHAREHOLDERS ON THURSDAY, DECEMBER 17, 1998, IN BOSTON, MASSACHUSETTS. THE PURPOSE IS TO VOTE ON CERTAIN IMPORTANT PROPOSALS AFFECTING YOUR FUND.

THE FIRST FEW PAGES OF THIS BOOKLET SUMMARIZE THE PROPOSALS AND EXPLAIN THE PROXY PROCESS -- INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSALS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 17, 1998?

A The Board of Trustees for the Kemper Short-Intermediate Government Fund (the "Short-Intermediate Fund") has called a Special Meeting of Shareholders for December 17, 1998 at which you will be asked to vote on the approval of a new investment management agreement and a reorganization (the "Reorganization") of your fund into the Kemper Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund"). As part of the Reorganization, Adjustable Rate Fund shareholders will be asked to vote on a new investment objective and revisions to certain investment policies. The Adjustable Rate Fund would then be renamed as the Kemper Short-Term U.S. Government Fund (the "Reorganized Fund"). Consummation of the Reorganization is contingent upon the approval of shareholders of the Adjustable Rate Fund of a new investment objective and policies.

Q ARE THERE ANY DIFFERENCES BETWEEN THE FUNDS?

A The Short-Intermediate Fund seeks, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short and intermediate-term U.S. Government securities. The Reorganized Fund will seek high current income and preservation of capital from a portfolio composed primarily of short-term U.S. Government securities and have a target maturity of less than three years.

Q WHAT ADVANTAGES WILL THE REORGANIZATION PRODUCE FOR FUND SHAREHOLDERS?

A We expect the proposed Reorganization to (i) lower operating expenses as a percentage of net assets due to the Reorganized Fund's larger net assets and greater economies of scale;

    [KEMPER FUNDS LOGO]

(ii) reduce interest rate risk as the Reorganized Fund will have a maturity range of 1-3 years versus a maturity of 2-5 years for the Short-Intermediate Fund, and (iii) potentially increase income and total return potential as the Reorganized Fund will have the ability to invest a portion of its assets in lower quality non-U.S. Government securities.

Q WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A The Joint Special Meeting is scheduled for December 17, 1998. Shareholders of record as of September 22, 1998 will be eligible to vote their shares at the Joint Special Meeting. If approved, the Reorganization is expected to close on February 5, 1999 or such other date as the parties may mutually agree.

Q WILL I RECEIVE NEW SHARES IN EXCHANGE FOR MY CURRENT SHARES?

A Yes. Upon approval and completion of the Reorganization, shareholders of the Short-Intermediate Fund will exchange their shares for shares of the Adjustable Rate Fund based upon a specified exchange ratio determined by the ratio of the respective net asset values of the funds. You will receive Adjustable Rate Fund shares whose aggregate value at the time of issuance will equal the aggregate value of your Short-Intermediate Fund shares on that date.

Q IF I OWN SHARES IN CERTIFICATE FORM, WILL I NEED TO EXCHANGE THEM FOR CERTIFICATES OF MY NEW FUND?

A Certificates for Adjustable Rate Fund shares will not be issued automatically as part of the Reorganization, although we will send you certificates upon request. If you currently own Short-Intermediate Fund shares in certificate form, you will need to return these certificates to the Fund's shareholder service agent in order to receive new certificates for your Adjustable Rate Fund shares.

If you prefer, however, you may exchange your certificates for book entry shares. These shares are held in a convenient computerized system that enables shareholders to receive a complete and accurate record of their holdings without having to worry about the safekeeping of certificates or the expense involved with replacing a lost or stolen certificate.

Regardless of the way you choose to hold your shares after the Reorganization, certificates should be returned to the fund's shareholder service agent by certified mail as soon as possible.

Q WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A No. The expenses associated with the Reorganization will be borne by Scudder Kemper Investments, Inc. ("Scudder Kemper"), the investment adviser for the Funds.

Q HOW DO MANAGEMENT FEES AND OTHER FUND OPERATING EXPENSES COMPARE BETWEEN THE TWO FUNDS?

A The investment management fee schedules for the funds are the same. Fund management expects that the overall expenses, as a percentage of net assets, will decrease reflecting the larger net assets and greater economies of scale of the Reorganized Fund.

Q WILL THIS REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Adjustable Rate Fund shares you receive will be the same as the tax basis and holding period of your Short-Intermediate Fund shares.

Q CAN I EXCHANGE OR REDEEM MY SHORT-INTERMEDIATE FUND SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A You may exchange your Short-Intermediate Fund shares for shares of any other Kemper Fund, or redeem your shares, at any time. If you choose to do so, your request will be treated as a normal exchange or redemption of shares (subject to any applicable deferred sales charge) and will be a taxable transaction for federal income tax purposes.

Q WHAT ELSE WILL I BE VOTING ON?

A You will also be asked to vote on the approval of a new investment management agreement.

Q WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT MANAGEMENT AGREEMENT?

A Zurich Insurance Company ("Zurich"), which is the majority owner your Fund's adviser, Scudder Kemper has combined its businesses with the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund.

As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's adviser (even in the most technical, definitional sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A We do not expect the transaction to affect you as a Fund shareholder. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSAL?

A The Board of Trustees for the Short-Intermediate Fund has unanimously agreed that the new investment management agreement and the Reorganization are in your best interests and recommends that you vote in favor of them.

Q HOW DO I VOTE MY SHARES?

A You can vote your shares
by completing and signing the
enclosed proxy card(s), and
mailing them in the enclosed
postage-paid envelope. If you
need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Kemper at (800) 248-2116.

Q WILL KEMPER CONTACT ME?

A You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the Reorganization.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION AND FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

                              ABOUT THE PROXY CARD

                   Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
                   Please vote all issues
shown on each proxy card that you receive.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of board members), mark--For Both, Withhold Both or Except. If you mark an X in the Except box, you should print the name or number relating to the individual for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

We appreciate your continuing support and look forward to serving your future investment needs.

THANK YOU FOR MAILING YOUR
PROXY CARD PROMPTLY!

PROXY CARD SAMPLE

                                                               November 20, 1998

Kemper

Important News
Important News

                for Kemper Adjustable Rate U.S. Government Fund

YOUR FUND WILL HOST A JOINT SPECIAL MEETING OF SHAREHOLDERS ON THURSDAY, DECEMBER 17, 1998, IN BOSTON, MASSACHUSETTS. THE PURPOSE IS TO VOTE ON CERTAIN IMPORTANT PROPOSALS AFFECTING YOUR FUND.

THE FIRST FEW PAGES OF THIS BOOKLET SUMMARIZE THE PROPOSALS AND EXPLAIN THE PROXY PROCESS -- INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSALS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      Q&A
                             QUESTIONS AND ANSWERS

Q WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING OF SHAREHOLDERS ON DECEMBER 17, 1998?

A The Board of Trustees for the Kemper Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund") has called a Special Meeting of Shareholders for December 17, 1998 at which you will be asked to vote on the approval of a new investment management agreement. You will also be asked to vote on, in connection with a reorganization of the Kemper Short-Intermediate Government Fund (the "Short-Intermediate Fund") into the Adjustable Rate Fund, a new investment objective and policies for your Fund. The Adjustable Rate Fund would then be renamed as the Kemper Short-Term U.S. Government Fund.

Q WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT MANAGEMENT AGREEMENT?

A Zurich Insurance Company ("Zurich"), which is the majority owner of your Fund's Adviser, Scudder Kemper Investments, Inc. ("Scudder Kemper"), has combined its businesses with the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T"). The resulting company, Zurich Financial Services ("Zurich Financial Services"), has become Zurich's parent company. Although this transaction will have virtually no effect on the operations of Scudder Kemper or your Fund, we are asking the Fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services Scudder Kemper provides to your Fund.

As a result of the Zurich-B.A.T transaction, the former shareholders of B.A.T indirectly own a 43% interest in Zurich through a new holding company, Allied Zurich p.l.c. This change in ownership of Zurich may be deemed to have caused a "change in control" of Scudder Kemper, even though Scudder Kemper's

    [KEMPER FUNDS LOGO]
operations will not change as a result. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires that fund shareholders approve a new investment management agreement whenever there is a change in control of a fund's adviser (even in the most technical, definitional sense). Pursuant to an exemptive order issued by the Securities and Exchange Commission, your Fund entered into a new investment management agreement, subject to receipt of shareholder approval within 150 days. Accordingly, we are seeking shareholder approval of the new investment management agreement with your Fund.

Q HOW WILL THE ZURICH-B.A.T TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A We do not expect the transaction to affect you as a Fund shareholder. The new investment management agreement is substantially identical to the former investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between your Fund and Scudder Kemper or affiliates of Scudder Kemper will not be affected. If shareholders do not approve the new investment management agreement, the agreement will terminate and the Board Members of your Fund will take such action as they deem to be in the best interests of your Fund and its shareholders.

Q WHAT IS HAPPENING WITH THE REORGANIZATION OF THE SHORT-INTERMEDIATE FUND INTO YOUR FUND?

A The Board of Trustees for the Short-Intermediate Fund has called a Special Shareholder Meeting for December 17, 1998 at which its shareholders will be asked to vote on the approval of a new investment management agreement and a reorganization (the "Reorganization") of the Short-Intermediate Fund into the Adjustable Rate Fund. Consummation of the Reorganization is contingent upon shareholders of the Adjustable Rate Fund approving changes to its investment objective and policies. As a part of these changes, the Adjustable Rate Fund would be renamed as the Kemper Short-Term U.S. Government Fund (the "Reorganized Fund").

Q WHAT ADVANTAGES WILL THE REORGANIZATION PRODUCE FOR FUND SHAREHOLDERS?

A We expect the proposed Reorganization to lower operating expenses as a percentage of net assets due to the Reorganized Fund's larger net assets and greater economies of scale.

Q WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A The Joint Special Meeting of Shareholders is scheduled for December 17, 1998. Shareholders of record as of September 22, 1998 will be eligible to vote their shares at the Joint Special Meeting. If approved, the Reorganization is expected to close on February 5, 1999 or such other date as the parties may mutually agree.

Q WILL I HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A No. The expenses associated with the Reorganization will be borne by Scudder Kemper, the investment adviser for the Funds.

Q WHAT ARE THE PROPOSED NEW INVESTMENT OBJECTIVES AND POLICIES?

A In connection with the Reorganization, you are being asked to approve a new investment objective and policies that will give the Adjustable Rate Fund greater flexibility to invest in fixed rate U.S. government securities and, to a limited extent, in other lower quality non-U.S. government securities. The Adjustable Rate Fund's new investment objective will be to seek high current income and preservation of capital.

Q WHAT ADVANTAGES WILL THE CHANGING OF THE INVESTMENT OBJECTIVE AND POLICIES PRODUCE FOR FUND SHAREHOLDERS?

A The new investment policies of the Adjustable Rate Fund would provide more diversification of investment choice and give the Adviser greater flexibility to invest in short-term fixed income U.S.
Government securities and, to a limited extent, in lower quality non-U.S. Government securities. While this change in approach may result in more volatility of principal, the Adviser believes that the greater flexibility to invest in lower quality non-U.S. Government securities could potentially increase income and total return.

Q HAS THE FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A The Board of Trustees for the Adjustable Rate Fund has unanimously agreed that the new investment management agreement and the new investment objective and policies are in your best interests and recommends that you vote in favor of them.

Q HOW DO I VOTE MY SHARES?

A You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage-paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial adviser or Kemper at (800) 248-2116.

Q WILL KEMPER CONTACT ME?

A You may receive a call to verify that you received your proxy materials and to answer any questions you may have about the proposal.

THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND, SCUDDER KEMPER OR ZURICH, RECOMMEND THAT YOU VOTE FOR APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT AND FOR APPROVAL OF A NEW INVESTMENT OBJECTIVE AND POLICIES.

                              ABOUT THE PROXY CARD

                   Because each Fund must vote separately, you are being sent a proxy card for each Fund account that you have.
                   Please vote all issues
shown on each proxy card that you receive.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each proxy card. On Item 1 (election of board members), mark--For Both, Withhold Both or Except. If you mark an X in the Except box, you should print the name or number relating to the individual for whom you wish to withhold authority. On all other Items, mark--For, Against or Abstain. Then sign, date and return each of your proxy cards in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the proxy card, must sign the proxy card. If you are signing for a corporation, trust or estate, please indicate your title or position.

We appreciate your continuing support and look forward to serving your future investment needs.
THANK YOU FOR MAILING YOUR
PROXY CARD PROMPTLY!

PROXY CARD SAMPLE

KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND

                                                               November 20, 1998

Dear Shareholder:

Enclosed is a proxy asking you to vote on the approval of a new investment management agreement and the reorganization of your Fund into the Kemper Adjustable Rate U.S. Government Fund, which will change its name to Kemper Short-Term U.S. Government Fund, a mutual fund that pursues a similar investment objective. If the proposed reorganization is approved, you would become a shareholder of the Adjustable Rate Fund.

The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the reorganization, please refer to the Prospectus/ Proxy Statement.

The proposals have been approved by the Trustees for your Fund, who recommend you vote "FOR" the proposals. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for December 17, 1998. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Kemper.

------------------------------------------------------------------------------

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
------------------------------------------------------------------------------

Sincerely,
Daniel Pierce
Chairman of the Board

KEMPER ADJUSTABLE RATE
U.S. GOVERNMENT FUND

                                                               November 20, 1998

Dear Shareholder:

Enclosed is a proxy asking you to vote on the approval of a new investment management agreement and a new investment objective and policies for your Fund. The new objective of the Fund will be to seek high current income and preservation of capital and the Fund will be renamed the Kemper Short-Term U.S. Government Fund.

The enclosed Prospectus/Proxy Statement contains information you will need to make an informed decision. For your convenience, we also have provided a brief question and answer section, which we hope you will find useful as you review your materials before voting. For more detailed information about the proposal, please refer to the Prospectus/Proxy Statement.

The proposals have been approved by the Trustees for your Fund, who recommend you vote "FOR" the proposals. Please give this matter your prompt attention. We will need to receive your proxy card before the shareholder meeting scheduled for December 17, 1998. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. We look forward to your participation, and we thank you for your continued confidence in Kemper.

------------------------------------------------------------------------------

PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
------------------------------------------------------------------------------

Sincerely,
Daniel Pierce
Chairman of the Board

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
222 South Riverside Plaza  Chicago, Illinois 60606
Telephone (800) 621-1048

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
DECEMBER 17, 1998

                                                               November 20, 1998

Notice is hereby given that a Joint Special Meeting of Shareholders of the Kemper Short-Intermediate Government Fund (the "Short-Intermediate Fund" or a "Fund"), a series of the Kemper Portfolios (the "Trust"), a Massachusetts business trust, and the Kemper Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund" or a "Fund"), an open-end management investment company organized as a Massachusetts business trust, will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110 on December 17, 1998 at 11:00 a.m., Eastern Time (the "Special Meeting"), for the following purposes:

1. To approve the new investment management agreement created by the consummation of the Zurich-B.A.T Transaction. (Both Funds)

2. To approve an Agreement and Plan of Reorganization pursuant to which the Short-Intermediate Fund would (i) transfer all of its assets to the Adjustable Rate Fund in exchange for Class A, B and C shares of beneficial interest of the Adjustable Rate Fund and the Adjustable Rate Fund's assumption of the liabilities of the Short-Intermediate Fund, (ii) distribute such shares of the Adjustable Rate Fund to the holders of shares of the Short-Intermediate Fund, (iii) be liquidated, dissolved and terminated as a series of the Kemper Portfolios in accordance with the Trust's Declaration of Trust and (iv) the Adjustable Rate Fund would change its name to the Kemper Short-Term U.S. Government Fund (the "Reorganization"). Consummation of the Reorganization is contingent upon the approval of shareholders of the Adjustable Rate Fund of a new investment objective and the revision of certain investment policies. (Short-Intermediate Fund only)

3. To approve a new investment objective and the revision of certain investment policies. (Adjustable Rate Fund only)

4. To transact such other business as may properly come before the Special Meeting.

Shareholders of record as of the close of business on September 22, 1998 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

------------------------------------------------------------------------------

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE SPECIAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

Philip J. Collora
VICE PRESIDENT AND SECRETARY

PROSPECTUS/PROXY STATEMENT

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

This Prospectus/Proxy Statement is being furnished to shareholders of the Kemper Short-Intermediate Government Fund (the "Short-Intermediate Fund" or a "Fund"), a series of the Kemper Portfolios (the "Trust"), a Massachusetts business trust, and the shareholders of the Kemper Adjustable Rate U.S. Government Fund, an open-end management investment company organized as a Massachusetts business trust (the "Adjustable Rate Fund" which may also sometimes be referred to as a "Fund" or a "Trust"), and relates to the special meeting of shareholders of the Funds to be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place in Boston, Massachusetts on Thursday, December 17, 1998 at 11:00 a.m., Eastern Time and any and all adjournments thereof (the "Special Meeting"). Shareholders of record as of the close of business on September 22, 1998 are entitled to vote at the Special Meeting or any adjournment thereof. A primary purpose of the Special Meeting is to approve or disapprove the proposed reorganization of the Short-Intermediate Fund into the Adjustable Rate Fund (the "Reorganization"). The Reorganization would result in shareholders of the Short-Intermediate Fund in effect exchanging their Class A, B and C shares of the Short-Intermediate Fund for corresponding Class A, B and C shares of the Adjustable Rate Fund. The purpose of the Reorganization is to permit the shareholders of the Short-Intermediate Fund to (i) lower gross operating expenses as a percentage of net assets due to the combined funds' larger net assets and greater economies of scale; (ii) reduce interest rate risk as the new fund will have a maturity range of 1-3 years versus a maturity of 2-5 years for the Short-Intermediate Fund, and (iii) potentially increase income and total return as the new fund will have the ability to invest a portion of its assets in lower quality non-U.S. Government securities.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/ PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

At the Special Meeting, shareholders of both Funds will also vote on the approval of a new investment management agreement created by consummation of the B.A.T Transaction and shareholders of the Adjustable

Rate Fund will vote on a new investment objective and the revision of certain investment policies.

The investment objective of the Adjustable Rate Fund is to provide high current income consistent with low volatility of principal. In connection with the Reorganization, shareholders of the Adjustable Rate Fund will be asked to approve a change in the Fund's investment objective. If approved, the new investment objective of the Fund will be to seek high current income and preservation of capital and the Fund will be renamed the Kemper Short-Term U.S. Government Fund. There can be no assurance that the Adjustable Rate Fund will achieve its investment objective. The address, principal executive office and telephone number of the Funds is 222 South Riverside Plaza, Chicago, Illinois 60606, (312) 537-7000 or (800) 621-1048. The enclosed proxy and this
Prospectus/Proxy Statement are first being sent to shareholders of the funds on or about November 20, 1998.

This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Short-Intermediate Fund should know before voting on the Reorganization (in effect, investing in Class A, B or C shares of the Adjustable Rate Fund) and constitutes an offering of Class A, B or C shares of beneficial interest of the Adjustable Rate Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 20, 1998, relating to this Prospectus/Proxy Statement (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. A Prospectus (the "Adjustable Rate Fund Prospectus") and Statement of Additional Information containing additional information about the Adjustable Rate Fund, each dated December 30, 1997 as supplemented from time to time, have been filed with the SEC and are incorporated herein by reference. A copy of the Adjustable Rate Fund Prospectus accompanies this Prospectus/Proxy Statement for the Short-Intermediate Fund only. A Prospectus (the "Short-Intermediate Fund Prospectus") and Statement of Additional Information containing additional information about the Short-Intermediate Fund, each dated December 30, 1997 as supplemented from time to time, have been filed with the SEC and are incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI." IN ADDITION, EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING (800) 621-1048 OR BY WRITING THE RESPECTIVE FUND AT 222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606.

No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith file reports and other information with the SEC. Such reports, other information and proxy statements filed by the Funds can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Office at 500 West Madison Street, Chicago, Illinois. Copies of such material can also be obtained from the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed by the Funds, such information is filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis and Retrieval system (EDGAR).

THE DATE OF THIS PROSPECTUS/PROXY STATEMENT IS NOVEMBER 20, 1998.

PROSPECTUS/PROXY STATEMENT

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

TABLE OF CONTENTS

                                                            PAGE
                                                            ----
PROPOSAL 1. APPROVAL OF NEW INVESTMENT MANAGEMENT
            AGREEMENTS..................................      1
PROPOSAL 2. APPROVAL OF THE REORGANIZATION
            (SHORT-INTERMEDIATE FUND ONLY)..............     15
A.    Summary...........................................     15
      The Reorganization................................     15
      Reasons for the Proposed Reorganization...........     16
      Comparison of the Reorganized Fund with the
      Short-Intermediate Fund...........................     17

B.    Risk Factors......................................     30
      Similarity of Risks...............................     30
      Differences in Risks..............................     31

C.    The Proposed Reorganization.......................     32
      Terms of the Agreement............................     32
      Description of Securities to be Issued............     34
      Continuation of Shareholder Accounts and Plans;
      Share Certificates................................     34
      Certain Federal Income Tax Consequences...........     35
      Expenses..........................................     37
      Legal Matters.....................................     37
      Financial Statements..............................     37

D.    Recommendation of the Board.......................     38

PROPOSAL 3. APPROVAL OF NEW INVESTMENT OBJECTIVE AND THE
            REVISION OF CERTAIN FUNDAMENTAL INVESTMENT
            POLICIES (ADJUSTABLE RATE FUND ONLY)........     39

A.    New Investment Objective and Policies and
      Elimination of Shareholder Approval Requirement to
      Amend Investment Objective and Certain Fundamental
      Policies..........................................     41

B.    Elimination of Shareholder Approval to Amend
      Investment Policies...............................     43

                                                            PAGE
                                                            ----
C.    Revision of Certain Fundamental Investment
      Policies Mandated by the 1940 Act.................     43
D.    Elimination of Shareholder Approval to Change
      Other Fundamental Policies........................     47
OTHER INFORMATION.......................................     50
A.    Shareholders of the Adjustable Rate Fund and the
      Short-Intermediate Fund...........................     50
B.    Shareholder Proposals.............................     51
C.    Voting Information and Requirements...............     52
Exhibits
      Form of New Investment Management Agreement.......  Exhibit A
      Investment Objectives and Advisory Fees for Funds
      Not Included in this Proxy Statement and Advised
      by Scudder Kemper Investments, Inc................  Exhibit B
      Financial Highlights..............................  Exhibit C
      Adjustable Rate Fund's Fundamental Policies.......  Exhibit D
Enclosures
      Adjustable Rate Fund and Short-Intermediate Fund
      Prospectus (Short-Intermediate Fund only)

PROPOSAL 1.APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS.

INTRODUCTION.

Scudder Kemper Investments, Inc. acts as the Adviser to both Funds (the "Adviser") pursuant to investment management agreements entered into by both Funds and the Adviser. The investment management agreement in effect between each Fund and the Adviser prior to the consummation of the transaction between Zurich Insurance Company ("Zurich") and B.A.T Industries plc ("B.A.T") (the "Zurich-B.A.T Transaction" or the "Transaction"), which is described below, is referred to in this Proxy Statement as a "Former Investment Management Agreement." The investment management agreement currently in effect between both Funds and the Adviser was executed as of the consummation of the Zurich-B.A.T Transaction and is referred to in this Proxy Statement as a "New Investment Management Agreement," collectively, the "New Investment Management Agreements" and, together with Former Investment Management Agreements, the "Investment Management Agreements."

On June 26, 1997, one of the Adviser's predecessors, Scudder, Stevens & Clark, Inc. ("Scudder"), entered into an agreement with Zurich pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("Kemper"), a Zurich subsidiary and Adviser of both Funds, became part of Scudder. Scudder's name was changed to Scudder Kemper Investments, Inc. The transaction between Scudder and Zurich (the "Scudder-Zurich Transaction") resulted in the termination of each Fund's investment management agreement with Kemper. However, the Former Investment Management Agreement between both Funds and Scudder Kemper was approved by the Board of each Fund and by each Fund's shareholders.

THE ZURICH-B.A.T TRANSACTION.

On December 22, 1997, Zurich and B.A.T entered into a definitive agreement (the "Merger Agreement") pursuant to which businesses of Zurich (including Zurich's almost 70% ownership interest in the Adviser) were to be combined with the financial services businesses of B.A.T. On October 12, 1997, Zurich and B.A.T had confirmed that they were engaged in discussions concerning a possible business combination; on October 16, 1997, Zurich and B.A.T announced that they had entered into an Agreement in Principle, dated as of October 15, 1997 (the "Agreement in Principle"), to merge B.A.T's financial services businesses with Zurich's businesses. The Merger Agreement superseded the Agreement in Principle.

In order to effect this combination, Zurich and B.A.T first reorganized their respective operations. Zurich became a subsidiary of a new Swiss holding company, Zurich Allied AG, and Zurich shareholders became Zurich Allied AG shareholders. At the same time, B.A.T separated its financial services business from its tobacco-related businesses by spinning off to its shareholders a new British company, Allied Zurich p.l.c., which now holds B.A.T's financial services businesses.

Zurich Allied AG then contributed its interest in Zurich, and Allied Zurich p.l.c. contributed the B.A.T financial services businesses, to a jointly owned company, Zurich Financial Services ("Zurich Financial Services"). As a result, upon the completion of the Transaction, the former Zurich shareholders initially became the owners (through Zurich Allied AG) of 57% of the voting stock of Zurich Financial Services, and former B.A.T shareholders now own (through Allied Zurich p.l.c.) 43% of the voting stock of Zurich Financial Services. Zurich Financial Services now owns Zurich and the financial services businesses previously owned by B.A.T.

CORPORATE GOVERNANCE.

At the closing of the Zurich-B.A.T Transaction, the parties entered into a governing agreement that establishes the corporate governance structure for Zurich Allied AG, Allied Zurich p.l.c. and Zurich Financial Services (the "Governing Agreement").

The Board of Directors of Zurich Financial Services consists of ten members, five of whom were initially selected by Zurich and five by B.A.T. Mr. Rolf Hueppi, Zurich's Chairman and Chief Executive Officer, became Chairman and Chief Executive Officer of Zurich Financial Services. In addition to his vote by virtue of his position on the Board of Directors, as Chairman Mr. Hueppi will have a tie-breaking vote on all matters except recommendations of the Audit Committee, recommendations of the Remuneration Committee in respect of the remuneration of the Chairman and the CEO, appointment and removal of the Chairman and CEO, appointments to the Nominations, Audit and Remuneration Committees and nominations to the Board of Directors not made through the Nominations Committee.

The Group Management Board of Zurich Financial Services has been given responsibility by the Board of Directors for the executive management of Zurich Financial Services and has wide authority for such purpose. Of the 11 initial members of the Group Management Board, eight were members of the Corporate Executive Board of Zurich (including Mr. Edmond D. Villani, CEO of the Adviser, who is responsible for

Global Asset Management for Zurich Financial Services), and three were B.A.T executives.

The Board of Directors of Zurich Allied AG initially consists of 11 members, eight of whom are current Zurich directors and three of whom were proposed by B.A.T. The Board of Directors of Allied Zurich p.l.c. also initially consists of 11 members, eight of whom were B.A.T directors and three of whom were proposed by Zurich. The parties have agreed that, as soon as possible, the Board of Directors of Zurich Financial Services, Zurich Allied AG and Allied Zurich p.l.c. will have identical membership.

Shareholder resolutions of Zurich Financial Services in general require approval by at least 58% of all shares outstanding.

The Governing Agreement also contains provisions relating to dividend equalization and provisions intended to ensure equal treatment of Zurich Allied AG and Allied Zurich p.l.c. shareholders in the event of a takeover bid for either company.

The B.A.T financial services businesses, which, since the closing of the Transaction, are owned by Zurich Financial Services, include: the Farmers Group of Insurance companies; the Eagle Star Insurance business, primarily in the U.K.; Allied-Dunbar, one of the leading U.K. unit-linked life insurance and pensions companies; and Threadneedle Asset Management, which was formed initially to manage the investment assets of Eagle Star and Allied-Dunbar, and which, at December 31, 1997, had $58.8 billion under management. Overall, at year-end 1997, the financial services businesses of B.A.T had $79 billion in assets under management, including $18 billion in third party assets.

Zurich has informed each Fund that the financial services businesses of B.A.T do not include any of B.A.T's tobacco businesses and that, after careful review, Zurich has concluded that the tobacco-related liabilities connected with B.A.T's tobacco business should not adversely affect Zurich or the present Zurich subsidiaries, including the Adviser.

Governance arrangements that were put in place at the time of acquisition of Zurich's 70% interest in the Adviser (which are discussed below under "Adviser") remain unaffected by the Transaction. These arrangements preclude the making of certain major decisions affecting the Adviser without the approval of the directors of the Adviser elected by the non-Zurich shareholders of the Adviser.

Consummation of the Zurich-B.A.T Transaction may be deemed to have constituted an "assignment," as that term is defined in the 1940 Act, of each Fund's Former Investment Management Agreement with the Adviser. As required by the 1940 Act, each of the Former Investment Management Agreements provided for its automatic termination in the event of its assignment. Accordingly, a New Investment Management Agreement between each Fund and the Adviser was approved by the Board members of each Fund and is now being proposed for approval by shareholders of both Funds. The Adviser has received an exemptive order from the Securities and Exchange Commission (the "SEC" or the "Commission"), permitting it to implement, without prior shareholder approval, the New Investment Management Agreements for a period of up to 150 days after the consummation of the Transaction, which occurred on September 7, 1998. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. In accordance with the exemptive order, the advisory fees paid by both Funds to the Adviser under a New Investment Management Agreement have been held in an interest-bearing escrow account, and both Funds will continue to deposit such fees in escrow until shareholder approval of a New Investment Management Agreement. If an agreement is not approved, the fees shall be returned to the applicable Fund. THE NEW INVESTMENT MANAGEMENT AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE FORMER INVESTMENT MANAGEMENT AGREEMENT, EXCEPT FOR THE DATES OF EXECUTION AND TERMINATION. The material terms of the Former Investment Management Agreements are described under "Description of the Investment Management Agreements" below.

BOARD RECOMMENDATION.

On July 16, 1998, the Boards of both Funds met and the Board members, including the Board members who are not parties to such agreement or "interested persons" (as defined under the 1940 Act) (the "Non-Interested Trustees" or "Non-Interested Board members") of any such party, voted to approve the New Investment Management Agreements and to recommend approval to the shareholders of each applicable Fund.

For information about Board deliberations and the reasons for their recommendation, please see "Board Evaluation" near the end of this Item 1.

DESCRIPTION OF THE INVESTMENT MANAGEMENT AGREEMENTS.

Under the Investment Management Agreements, the Adviser provides both Funds with continuing investment management services. The Adviser also determines which securities should be purchased, held, or sold, and what portion of both Funds' assets should be held uninvested, subject to each Declaration of Trust, By-Laws, investment objectives, policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may have determined.

Both Investment Management Agreements provide that the Adviser will provide continuing management of the assets of both Funds in accordance with each Fund's investment objectives, policies and restrictions, furnish at its expense office space and facilities to both Funds and render administrative services on behalf of each Fund necessary for both Funds' operations and not provided by persons not parties to the agreement including, but not limited to, preparing reports to and meeting materials for the Board and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to both Funds (such as both Funds' accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the SEC and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effect amendments to the registration statement, semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by both Funds' transfer agent; assisting in the preparation and filing of both Funds' federal, state and local tax returns; preparing and filing both Funds' federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of both Funds under applicable federal and state securities laws; maintaining or causing to be maintained for both Funds all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by both Funds' custodian or other agents of both Funds; assisting in establishing accounting policies of both Funds; assisting in the resolution of accounting issues that may arise with respect to both Funds' operations and consulting with both Funds' independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring both Fund's operating expense budgets; reviewing both Funds' bills; processing the payment of bills that have been approved by an authorized person; assisting both Funds in determining the amount of dividends and distributions available to be paid by both Funds to their respective shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as was required for such parties to effect the payment of dividends and distributions; and otherwise assisting both Funds in the conduct of their business, subject to the direction and control of the Board.

Both Funds are responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Adviser's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of both Funds; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of both Funds' transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the fees and expenses of Non-Interested Board members; the costs of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of both Funds' custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Both Funds may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of both Funds. Both Funds are also responsible for expenses of shareholders' and other meetings, and their expenses incurred in connection with litigation and the legal obligation they may have to indemnify officers and Trustees with respect thereto. Both Funds are also responsible for the maintenance of books and records which are required to be maintained by both Funds' custodian or other agents; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by both Funds in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of both Funds and supplements thereto to current shareholders; costs of stationery; fees payable to the Adviser; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of both Funds' portfolio securities; and other expenses.

The Adviser is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of both Funds (including both Funds' share of payroll taxes) affiliated with the Adviser and making available, without expense to either Fund, the services of such Trustees, officers and employees as may duly be elected officers of both Funds, subject to their individual consent to serve and to any limitations imposed by law. Both Funds are responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Adviser. Under the Investment Management Agreements, the Adviser also pays both Funds' share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of both Funds who are directors, officers or employees of the Adviser.

For the services and facilities furnished, both Funds pay a monthly investment management fee based upon the value of each Fund's average daily net assets. See "PROPOSAL 2. APPROVAL OF THE REORGANIZATION -- Comparison of the Reorganized Fund with the Short-Intermediate Fund -- ADVISORY AND OTHER FEES." During the fiscal year ended August 31, 1998, the Adjustable Rate Fund paid $415,000 and during the fiscal year ended September 30, 1998, the Short-Intermediate Fund paid $920,000 to the Adviser.

Each Investment Management Agreement further provides that the Adviser shall be liable for any error of judgement or mistake of law suffered by either Fund or of any loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under such agreement. The Investment Management Agreements also provide that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

Each Investment Management Agreement may be terminated without penalty upon sixty (60) days written notice by either party. Both Funds may agree to terminate their Investment Management Agreement either by a vote of a majority of the outstanding voting securities of both Funds, or by a vote of their Board. An Investment Management Agreement may also be terminated at any time without penalty by the vote of a majority of the outstanding voting securities of either Fund or by a vote of the Board if a court establishes that the Adviser or any of its officers or Trustees has taken any action resulting in a breach of the Adviser's covenants under the Investment Management Agreement. As stated above, an Investment Management Agreement automatically terminates in the event of its assignment.

The Adviser has acted as Adviser for both Funds since December 31, 1997. Each Former Investment Management Agreement is dated December 31, 1997, and was last approved for continuance by the respective Board on January 20, 1998. The shareholders of both Funds approved a Former Investment Management Agreement on December 3, 1997. Each Former Investment Management Agreement continues until March 1, 1999. Each Former Investment Management Agreement was last submitted to shareholders for approval in connection with the Zurich/ Scudder alliance.

NEW INVESTMENT MANAGEMENT AGREEMENTS.

The New Investment Management Agreement for both Funds is dated as of the consummation of the Transaction, which occurred on September 7, 1998. Both New Investment Management Agreements will be in effect for an initial term ending on March 1, 1999, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the respective Fund, or by its Board and, in either event, the vote of a majority of the Non-interested Board members, cast in person at a meeting called for such purpose. At meetings held on September 18, 1998 the Board of both Funds, including a majority of the Non-Interested Trustees, approved the continuance of both New Investment Management Agreements through September 30, 1999. In the event that shareholders of a Fund do not approve a New Investment Management Agreement, it will terminate. In such event, the Board of such Fund will take such action as it deems to be in the best interests of the Fund and its shareholders.

DIFFERENCES BETWEEN THE FORMER AND NEW INVESTMENT MANAGEMENT AGREEMENT.

The New Investment Management Agreements are substantially identical to the Former Investment Management Agreements, except for the dates of execution and termination.

THE ADVISER.

Scudder Kemper Investments, Inc. (the "Adviser"), 345 Park Avenue, New York, New York 10154, which resulted from the combination of the businesses of Scudder and Kemper, an indirect subsidiary of Zurich, is one of the largest and most experienced investment counsel firms in the United States. Scudder was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. Scudder launched its first fund in 1928. Kemper launched is first fund in 1948. Since December 31, 1997, the Adviser has served as investment adviser to both Scudder and Kemper funds. As of August 31, 1998, the Adviser has more than $241.1 billion in assets under management. The principal source of the Adviser's income is professional fees received from providing continuing investment advise. The Adviser provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich owns approximately 70% of the Adviser, with the balance owned by the Adviser's officers and employees.

As stated above, the Adviser is a Delaware corporation. The names, addresses and principal occupations of the Directors of the Adviser are as follows:

      NAME AND ADDRESS                PRINCIPAL OCCUPATION
      ----------------                --------------------
Stephen R. Beckwith.........  Treasurer and Chief Financial Officer
  345 Park Avenue,            of the Adviser
  New York, New York
Lynn S. Birdsong,...........  Managing Director of the Adviser
  345 Park Avenue,
  New York, New York
William Bolinder............  Member of Zurich Financial Services
  1400 American Lane,         Group Management Board
  Schaumburg, Illinois
Lawrence Cheng,.............  Senior Partner of Capital Z Partners
  345 Park Avenue,
  New York, New York
Gunther Gose................  Chief Financial Officer of Zurich
  Mythenquai 2,               Financial Services
  Zurich, Switzerland
Kathryn L. Quirk............  General Counsel of the Adviser
  345 Park Avenue,
  New York, New York
Cornelia M. Small,..........  Managing Director of the Adviser
  345 Park Avenue,
  New York, New York
Edmond D. Villani,..........  President and Chief Executive Officer
  345 Park Avenue,            of the Adviser
  New York, New York
Rolf Hueppi,................  Chairman of the Board and Chief
  Mythenquai 2,               Executive Officer of Zurich
  Zurich, Switzerland

The outstanding voting securities of the Adviser are held of record 36.63% by Zurich Holding Company of America ("ZHCA"), a subsidiary of Zurich; 32.85% by ZKI Holding Corp. ("ZKIH"), a subsidiary of Zurich; 20.86% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk, Cornelia M. Small and Edmond D. Villani, in their capacity as representatives (the "Management Representatives") of the Adviser's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement (the "Security Holders Agreement") among the

Adviser, Zurich, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Scudder Kemper Investments, Inc. Executive Defined Contribution Plan Trust (the "Plan"); and 9.66% by the Plan. There are no outstanding non-voting securities of the Adviser.

In connection with the Scudder-Zurich Transaction (described above), pursuant to which Zurich acquired a two-thirds interest in Scudder for $866.7 million in cash in December 1997, Daniel Pierce, a Director of both Funds, sold 85.4% of his holdings in Scudder to Zurich in cash.

Pursuant to the Security Holders Agreement which was entered into in connection with Scudder-Zurich transaction, the Board of Directors of the Adviser consists of four directors designated by ZHCA and ZKIH and three directors designated by Management Representatives.

The Security Holders Agreement requires the approval of a majority of the Scudder-designated Directors for certain decisions, including changing the name of the Adviser, effecting an initial public offering before April 15, 2005, causing the Adviser to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in the Adviser's capital structure, dissolving or liquidating the Adviser, or entering into certain affiliated transactions with Zurich. The Security Holders Agreement also provides for various put and call rights with respect to Adviser's stock held by persons who were employees of the Adviser at the time of the Scudder-Zurich Transaction, limitations on Zurich's ability to purchase other asset management companies outside of the Adviser, rights of Zurich to repurchase the Adviser's stock upon termination of employment of the Adviser's personnel, and registration rights for stock held by stockholders of Scudder continuing after the Scudder-Zurich Transaction.

Directors, officers and employees of the Adviser from time to time may enter into transactions with various banks, including both Funds' custodian bank. It is Adviser's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania, Kansas City, Missouri 64105, is both Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of the Adviser, serves as Shareholder Service Agent of both Funds for which IFTC serves as transfer and dividend-paying agent and, as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. IFTC receives as transfer agent, and pays to KSvC, annual account fees plus account set up, maintenance, transaction and out-of-pocket expense reimbursement.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, computes net asset value for the Funds. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services from the Funds. Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, provides information and administrative services for shareholders of both Funds pursuant to administrative services agreements. KDI is also the principal underwriter and distributor of both Funds' shares and acts as agent of both Funds in the sale of its shares. For the Class B shares and Class C shares of each Fund, KDI receives a Rule 12b-1 distribution fee of 0.75% of average daily net assets of each such class.

KSvC and KDI will continue to provide transfer agency and underwriting, administrative and distribution services, respectively, to the Funds, as described above, under the current arrangements if the New Investment Management Agreements are approved.

Exhibit B sets forth (for the funds' last fiscal year end, unless otherwise noted) the fees and other information regarding investment companies advised by the Adviser.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS.

To the maximum extent feasible, the Adviser places orders for portfolio transactions through Scudder Investors Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS is a corporation registered as a broker/dealer and a subsidiary of the Adviser. In selecting brokers and dealers with which to place portfolio transactions for a Fund, the Adviser may consider sales of shares of the Fund and of other funds managed by the Adviser or its affiliates. When it can be done consistently with the policy of obtaining the most favorable net results, the Adviser may place such orders with brokers and dealers who supply research, market and statistical information to a Fund or to the Adviser. SIS does not receive any commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by the Adviser.

BOARD EVALUATION.

Both Boards met on July 16, 1998 to consider the Transaction and its effects on its Fund. The Boards met with senior management personnel of the Adviser. Both Boards had the assistance of legal counsel, who prepared, among other things, an analysis of the Board's fiduciary obligations. As a result of their review and consideration of the Transaction and the proposed new investment management agreement, the Board of both Funds voted unanimously to approve a New Investment Management Agreement and to recommend it to the shareholders of their respective Funds for approval.

In connection with its review, the Adviser represented to the Boards that: the Transaction will have no effect on the operational management of either Fund; the Transaction will not result in any change in the management or operations of the Adviser; there will not be any increase in the advisory fee or any change in any other provision, other than the term of the investment management agreement as a result of the Transaction; the Transaction will not adversely affect the Adviser's financial condition; and the Transaction should expand the Adviser's global asset management capabilities and enhance the Adviser's research capabilities, particularly with respect to the United Kingdom and Europe.

In connection with its deliberations, both Boards obtained certain assurances from Zurich, including the following:

     - Zurich has provided to the Board such information as is reasonably necessary to evaluate a New Investment Management and other agreements.

     - Zurich looks upon the Adviser as the core of Zurich's global asset management strategy. With that focus, Zurich will devote to the Adviser and its affairs all attention and resources that are necessary to provide for its respective fund top quality investment management, shareholder, administrative and product distribution services.

     - The Transaction will not result in any change in either Fund's investment objectives or policies.

     - The Transaction will not result in any change in either management or operations of the Adviser or its subsidiaries.

     - The Transaction is not expected to result in any adverse change in the investment management or operations of its respective fund; and Zurich neither plans nor proposes, for the foreseeable future, to make any material change in the manner in which investment advisory services or other services are rendered to such Fund which has the potential to have a material adverse affect upon such Fund.

     - Zurich is committed to the continuance, without interruption, of services to the Funds of the type and quality currently provided by the Adviser and its subsidiaries, or superior thereto.

     - Zurich plans to maintain or enhance the Adviser's facilities and organization.

     - In order to retain and attract key personnel, Zurich intends for the Adviser to maintain overall compensation policies and practices at market levels or better.

     - Zurich intends to maintain the distinct brand identity of the Kemper and Scudder Funds and is committed to strengthening and enhancing both brands and the distribution channels for both families of Funds, while maintaining their separate brand identity.

     - Zurich will promptly advise the Boards of decisions materially affecting the Adviser organization as they relate to its respective Fund. Neither this, nor any of the other above commitments will be altered by Zurich without the Board's prior consideration.

Zurich assured both Boards that it intends to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the board members of the investment company must not be "interested persons" of such investment adviser. The composition of the Board of both Funds, currently and as proposed, would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Zurich has advised the Boards that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on any Fund as a result of the Transaction. Zurich has agreed that it, and its affiliates, will take no action that would have the effect of imposing an "unfair burden" on any Fund as a result of the Transaction. In furtherance thereof, Zurich has undertaken to pay the costs of preparing and distributing proxy materials to and of holding the meeting of each Fund's shareholders as well as other fees and expenses in connection with the Transaction, including the fees and expenses of legal counsel to both Funds and the Non-Interested Board members.

Both Boards also considered whether tobacco-related liability connected with B.A.T's tobacco business could adversely affect the Adviser and the services provided to the Funds (See "Corporate Governance" above).

In evaluating the New Investment Management Agreements, both Boards took into account that the fees and expenses payable by its Fund under a New Investment Management Agreement are the same as under the Former Investment Management Agreements, that the services provided to both Funds are the same and that the other terms, except for the dates of execution and termination, are substantially similar. Both Boards also took into consideration that the portfolio managers and research personnel would continue their functions with the Adviser after the Transaction. Both Boards noted that, in previously approving the Former Investment Management Agreements, both Boards had considered a number of factors, including: the nature and quality of services provided by the Adviser; investment performance, both of each Fund itself and relative to that of competitive investment companies; investment management fees and expense ratios of both Funds and competitive investment companies; the Adviser profitability from managing both Funds; fall-out benefits to the Adviser from its relationship to both Funds, including revenues derived from services provided to both Funds by affiliates of the Adviser; and the potential benefits to the Adviser and to both Funds and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

Both Boards discussed the Transaction with the senior management of the Adviser and Zurich and among themselves. Both Boards considered that Zurich is a large, well-established company with substantial resources, and, as noted above, has undertaken to devote such resources to the Adviser as are necessary to provide both Funds with top quality services.

As a result of their review and consideration of the Transaction and the New Investment Management Agreements, at its meeting on July 16, 1998, the Board of both Funds voted unanimously to approve the New Investment Management Agreements and to recommend them to the shareholders of both Funds for their approval.

PROPOSAL 2. APPROVAL OF THE REORGANIZATION
            (SHORT-INTERMEDIATE FUND ONLY)

A. SUMMARY

THE FOLLOWING IS A SUMMARY OF, AND IS QUALIFIED BY REFERENCE TO, THE MORE COMPLETE INFORMATION CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND THE INFORMATION ATTACHED HERETO OR INCORPORATED HEREIN BY REFERENCE (INCLUDING THE AGREEMENT AND PLAN OF REORGANIZATION). AS DISCUSSED MORE FULLY BELOW AND ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE BOARD OF TRUSTEES FOR THE SHORT-INTERMEDIATE FUND (THE "BOARD") BELIEVES THE PROPOSED REORGANIZATION (AS DEFINED HEREIN) IS IN THE BEST INTERESTS OF SHAREHOLDERS OF THE SHORT-INTERMEDIATE FUND AND WOULD NOT RESULT IN DILUTION OF SHAREHOLDERS' INTERESTS. AS A RESULT OF THE REORGANIZATION, SHAREHOLDERS OF THE SHORT-INTERMEDIATE FUND WOULD ACQUIRE AN INTEREST IN THE REORGANIZED FUND (AS DEFINED HEREIN).

Shareholders should read the entire Prospectus/Proxy Statement carefully together with the Adjustable Rate Fund Prospectus incorporated herein by reference and accompanying this Prospectus/Proxy Statement. This
Prospectus/Proxy Statement constitutes an offering of Class A, B and C shares of the Reorganized Fund only.

THE REORGANIZATION

This Prospectus/Proxy Statement is being furnished to shareholders of the Short-Intermediate Fund in connection with the proposed combination of the Fund with and into the Adjustable Rate Fund pursuant to the terms and conditions of the Agreement and Plan of Reorganization dated September 18, 1998 between the Trust and the Adjustable Rate Fund (the "Agreement"). The Agreement provides that the Short-Intermediate Fund would (i) transfer all of its assets to the Adjustable Rate Fund in exchange solely for Class A, B and C shares of the Adjustable Rate Fund and the Adjustable Rate Fund's assumption of the liabilities of the Short-Intermediate Fund, (ii) distribute to each shareholder of the Short-Intermediate Fund shares of the respective class of shares of the Adjustable Rate Fund equal in value to their existing shares of the Short-Intermediate Fund as a distribution in liquidation of the Fund, (iii) be liquidated, dissolved and terminated as a series of the Kemper Portfolios in accordance with the Trust's Declaration of Trust promptly following the Closing (as defined herein) and (iv) the Adjustable Rate Fund would change its name to the Kemper Short-Term U.S. Government Fund (the "Reorganization"). The Agreement also provides that the Reorganization is contingent upon the approval of the shareholders of the Adjustable Rate Fund of a new investment objective and policies. The Adjustable Rate Fund as modified and combined with the Short-Intermediate Fund will be referred to as the "Reorganized Fund."

The Board of Trustees of the Kemper Portfolios has determined that the Reorganization is in the best interests of the Short-Intermediate Fund and that the interests of existing shareholders of the Short-Intermediate Fund will not be diluted as a result of the Reorganization. The Board of Kemper Portfolios unanimously approved the Reorganization and the Agreement on September 18, 1998.

The Adviser will pay all of the Funds' costs associated with the Reorganization.

The Board is asking shareholders of the Short-Intermediate Fund to approve the Reorganization at the Special Meeting to be held on December 17, 1998. If shareholders of the Short-Intermediate Fund approve the Reorganization, it is expected that the Closing of the Reorganization will be after the close of business on February 5, 1999, but it may be at a different time as described herein.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION. FOR THE SHORT-INTERMEDIATE FUND, APPROVAL OF THE REORGANIZATION REQUIRES THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE. SEE "VOTING INFORMATION AND REQUIREMENTS" BELOW.

REASONS FOR THE PROPOSED REORGANIZATION

The Board believes that the proposed Reorganization would be in the best interests of the Short-Intermediate Fund because it would (i) potentially lower operating expenses as a percentage of net assets due to the Reorganized Fund's larger net assets and greater economies of scale; (ii) reduce interest rate risk as the Reorganized Fund will have a maturity range of 1-3 years versus a maturity of 2-5 years for the Short-Intermediate Fund, and (iii) potentially increase income and total return as the Reorganized Fund will have the ability to invest a portion of its assets in lower quality non-U.S. Government securities.

In determining whether to recommend approval of the Reorganization to shareholders of the Short-Intermediate Fund, the Board considered a number of factors, including, but not limited to: (i) the expenses and advisory fees applicable to the Short-Intermediate Fund and the Adjustable Rate Fund before the Reorganization and the estimated expense ratios of the Reorganized Fund after the Reorganization; (ii) the investment performance of the Short-Intermediate Fund compared to the Adjustable Rate Fund; (iii) the terms and conditions of the Agreement and whether the Reorganization would result in dilution of the Short-Intermediate Fund's shareholder interests; (iv) the economies of scale potentially realized through the combination of the Funds;
(v) the compatibility of the Funds' investment objectives; (vi) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; (vii) the future growth prospects of the Short-Intermediate Fund; and (viii) the anticipated federal income tax consequences of the Reorganization.

In this regard, the Board reviewed information provided by the Adviser relating to the anticipated impact on the shareholders of the Short-Intermediate Fund as a result of the Reorganization. The Board considered the probability that the increase in asset levels of the combined fund after the Reorganization would result in the following potential benefits for shareholders of the Short-Intermediate Fund, although there can, of course, be no assurances in this regard:

A.ECONOMIES OF SCALE. The combination is expected to create a Fund with total assets of approximately $230 million, with greater potential for increased assets and lower expenses.

B.PORTFOLIO MANAGEMENT PROCESS. The current managers of both the Short-Intermediate Fund and the Adjustable Rate Fund would be retained as the portfolio management team.

C.TRACK RECORD. For reporting purposes, the Reorganized Fund would retain the Adjustable Rate Fund track record, which extends back to 1987.

Based upon these and other factors, the Board unanimously determined that the Reorganization is in the best interests of the shareholders of the Short-Intermediate Fund.

COMPARISON OF THE REORGANIZED FUND WITH THE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVES. The investment objective of the Reorganized Fund will be to seek high current income and preservation of capital. The investment objective of the Short-Intermediate Fund is to seek, with equal emphasis, high current income and preservation of capital from a portfolio composed primarily of short and intermediate-term U.S. Government securities.

INVESTMENT POLICIES. The Reorganized Fund will invest 100% of its total assets in U.S. dollar-denominated securities and at least 65% of its total assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including repurchase agreements of such securities ("U.S. Government Securities"). Under normal conditions, the Reorganized Fund would maintain a dollar-weighted average portfolio maturity of less than three years. The remaining 35% of the Reorganized Fund's assets could be invested in non-U.S. Government Securities, including private collateralized mortgage obligations or asset-backed securities rated investment grade quality (Baa or higher) by Moody's Investor Service, Inc. ("Moody's") or (BBB or higher) by Standard & Poor's

Corporation ("S&P") and other fixed income securities (including debt and preferred stock issues, convertibles and assignments and participations in loans) with ratings of single-B or higher by Moody's or S&P or non-rated of comparable quality in the opinion of the Adviser, with a 10% maximum limitation on non-investment grade corporate debt securities. The Reorganized Fund would be able to engage in financial futures, options, swaps (including caps, floors and collars) and forward contracts transactions.

The Short-Intermediate Fund, as a fundamental policy, invests at least 65% of is total assets in U.S. Government Securities and repurchase agreements of U.S. Government Securities. Under normal market conditions, the Fund will maintain a dollar-weighted average portfolio maturity of more than two years but less than five years. Up to 35% of the assets of the Short-Intermediate Fund may be invested in fixed income securities other than U.S. Government Securities. Such other fixed income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion; and (d) repurchase agreements with respect to any of the foregoing.

CREDIT QUALITY. A comparison of the credit qualities of the respective portfolios of the Adjustable Rate Fund and the Short-Intermediate Fund, as of August 31, 1998, is set forth in the table below.

                                             PORTFOLIO CREDIT QUALITY
                                             -------------------------
                                                             SHORT-
                                             ADJUSTABLE   INTERMEDIATE
               CREDIT RATING                 RATE FUND        FUND
               -------------                 ----------   ------------
Aaa/AAA (or equivalent)(1).................     100%          100%

(1) On August 31, 1998, the Funds were invested 100% in U.S. Government Securities which are considered equivalent to Aaa/AAA.

As of August 31, 1998, the average portfolio credit quality for both the Short-Intermediate Fund and the Adjustable Rate Fund was AAA. As discussed above, higher-rated securities generally have less credit risk than lower rated securities.

MATURITY AND DURATION. A comparison of the maturity and duration of the respective portfolios of the Adjustable Rate Fund and the Short-Intermediate Fund as of August 31, 1998, is set forth in the table below.

                                                    PORTFOLIO MATURITY
                                                       INFORMATION
                                                    ------------------
                                                     WEIGHTED AVERAGE
                      FUND                               MATURITY
                      ----                           ----------------
Adjustable Rate.................................        2.9 years
Short-Intermediate..............................        4.4 years

The Reorganized Fund has a targeted maturity average of less than three years. Funds with longer average maturities and durations will generally be subject to greater interest rate risks.

PERFORMANCE INFORMATION. A comparison of the total returns for the Adjustable Rate Fund and the Short-Intermediate Fund for the periods ending August 31, 1998 is set forth in the table below. Performance is computed without adjustment for any sales charges.

                                   TOTAL RETURNS
                               ----------------------       AVERAGE ANNUAL TOTAL RETURNS
                               INCEPTION   CUMULATIVE   ------------------------------------
         FUND          CLASS     DATE      YTD RETURN   1 YEAR   3 YEAR   5 YEAR   INCEPTION
         ----          -----   ---------   ----------   ------   ------   ------   ---------
Adjustable Rate.......   A       9/1/87      1.95%      3.68%    4.98%    4.20%      6.36%
                         B      5/31/94      1.58%      3.06%    4.26%      N/A      4.22%
                         C      5/31/94      1.48%      3.10%    4.29%      N/A      4.28%
Short-Intermediate....   A      1/10/92      4.41%      6.90%    5.52%    4.58%      5.26%
                         B       2/1/89      3.63%      5.81%    4.56%    3.68%      5.67%
                         C      5/31/94      3.76%      5.99%    4.77%      N/A      5.02%

The following table is a comparison of the yield of the Adjustable Rate Fund and the Short-Intermediate Fund as of August 31, 1998.

                                                        SEC YIELD(1)
                                               -------------------------------
                                               ADJUSTABLE         SHORT-
CLASS                                          RATE FUND     INTERMEDIATE FUND
-----                                          ----------    -----------------
  A     ...................................      4.25%             4.73%
  B     ...................................      3.75%             3.94%
  C     ...................................      3.78%             4.18%

---------------
(1) The SEC 30-Day Yield is computed in accordance with SEC rules by dividing the net investment income per share (computed in accordance with a standardized method prescribed by the rules) earned during the 30-day period by the maximum offering price.

The total returns and yields are not necessarily indicative of future results. The performance of an investment company is the result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that shown above is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods and would not be representative of the Reorganized Fund operating with a different objective and policies.

INVESTMENT ADVISER. The Reorganized Fund will be, and the Short-Intermediate Fund is, managed by the Adviser. The Adviser's principal office is located at 345 Park Avenue, New York, New York 10154. The Adviser is described fully above in Proposal 1.

ADVISORY AND OTHER FEES. The contractual advisory fees of the Reorganized Fund will be the same as those of the Short-Intermediate Fund. Pursuant to an investment management agreement the Reorganized Fund will pay the Adviser an annual management fee at the rates set forth below, which rates are the same rates currently being paid by the Short-Intermediate Fund:

  AVERAGE DAILY NET ASSET
       VALUE ($000)                                  MANAGEMENT FEE
  -----------------------                            --------------
0-250,000........................................      .55 of 1%
250,000-999,999..................................      .52 of 1%
1,000,000-2,499,999..............................      .50 of 1%
2,500,000-4,999,999..............................      .48 of 1%
5,000,000-7,499,999..............................      .45 of 1%
7,500,000-9,999,999..............................      .43 of 1%
10,000,000-12,499,999............................      .41 of 1%
More than 12,500,000.............................      .40 of 1%

For the fiscal year ended August 31, 1998 the Adjustable Rate Fund paid the Adviser $415,000. For a complete description of the advisory services provided to the Adjustable Rate Fund, see the section of the Adjustable Rate Fund Prospectus entitled "INVESTMENT MANAGER AND UNDERWRITER -- Investment Manager."

For the fiscal year ended September 30, 1998 the Short-Intermediate Fund paid the Adviser $920,000. For a complete description of the advisory services provided to the Short-Intermediate Fund, see the section of the Short-Intermediate Fund Prospectus entitled "INVESTMENT MANAGER AND UNDERWRITER -- Investment Manager."

UNDERWRITING AND DISTRIBUTION. The Reorganized Fund has distribution and service plans which are substantially identical to those adopted by the Short-Intermediate Fund (the "Distribution and Service Plans").

Pursuant to an underwriting and distribution services agreement ("distribution agreement") with the Reorganized Fund, Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of the Adviser, is the principal underwriter and distributor of the Reorganized Fund's shares and acts as agent of the Reorganized Fund in the sale of its shares. KDI will bear all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. KDI provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. KDI will bear the cost of qualifying and maintaining the qualification of Reorganized Fund shares for sale under the securities laws of the various states and the Reorganized Fund will bear the expense of registering its shares with the Securities and Exchange Commission. KDI may enter into related selling group agreements with various broker-dealers, including affiliates of KDI, that provide distribution services to investors. KDI also may provide some of the distribution services.

     CLASS A SHARES. KDI will receive no compensation from the Reorganized Fund as principal underwriter for Class A shares and will pay all expenses of distribution of the Reorganized Fund's Class A shares under the distribution agreements not otherwise paid by dealers or other financial services firms. KDI will retain the sales charge upon the purchase of shares and will pay or allow concessions or discounts to firms for the sale of the Reorganized Fund's shares.

     CLASS B SHARES. For its services under the distribution agreement, KDI will receive a fee from the Reorganized Fund, payable monthly, at the annual rate of .75% of average daily net assets of the Reorganized Fund attributable to Class B shares. This fee will be accrued daily as an expense of Class B shares. KDI will also receive any contingent deferred sales charges. KDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

     CLASS C SHARES. For its services under the distribution agreement, KDI will receive a fee from the Reorganized Fund, payable monthly, at the annual rate of .75% of average daily net assets of each Fund attributable to Class C shares. This fee will be accrued daily as an expense of Class C shares. KDI will advance to firms the first year distribution fee at a rate of .75% of the purchase price of Class C shares. For periods after the first year, KDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of .75% of net assets attributable to Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or a Fund. KDI will also receive any contingent deferred sales charges.

RULE 12B-1 PLAN. The Reorganized Fund will have Rule 12b-1 plans that provide for fees payable as an expense of the Class B shares and the Class C shares that are used by KDI to pay for distribution services for those classes, which are approved and reviewed separately for the Class B shares and the Class C shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

ADMINISTRATIVE SERVICES. KDI also provides information and administrative services for shareholders of each Fund pursuant to administrative services agreements ("administrative agreements"). KDI may enter into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Funds. Such administrative services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding each Fund and its special features and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. KDI bears all its expenses of providing services pursuant to the administrative agreement, including the payment of any service fees. For services under the administrative agreements, each Fund pays KDI a fee, payable monthly, at an annual rate of up to .25% of average daily net assets of Class A, B and C shares of such Fund. With respect to Class A shares, KDI then pays each firm a service fee at an annual rate of (a) in the case of the Short-Intermediate Fund up to .25% of net assets and in the case of the Adjustable Rate Fund up to .15% of net assets of those accounts that it maintains and services for each Fund attributable to shares acquired prior to October 1, 1993, and (b) up to .25% of net assets of those accounts that it maintains and services for each Fund attributable to Class A shares acquired on or after October 1, 1993. With respect to Class B shares and Class C shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of up to .25% of net assets of those accounts in the Fund that it maintains and services attributable to Class B shares and Class C shares, respectively. Firms to which service fees may be paid include affiliates of KDI.

     CLASS A SHARES. For Class A shares, a firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by KDI or a Fund. The fees are calculated monthly and normally paid quarterly.

     CLASS B AND CLASS C SHARES. KDI currently advances to firms the first year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at a rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreements not paid to firms to compensate itself for administrative functions performed for each Fund. Currently, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from each Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm provides administrative services as well as, with respect to Class A shares (except for the Short-Intermediate Fund), the date when shares representing such assets were purchased. In addition, KDI may, from time to time, from its own resources, pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Funds.

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of both Funds. IFTC also is the Funds' transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC") an affiliate of the Adviser, serves as "Shareholder Service Agent" of the Funds and as such, performs all of IFTC's duties as transfer agent and dividend-paying agent. The Reorganized Fund has adopted the same arrangements. For a description of shareholder service agent fees payable to the Shareholder Service Agent, see "INVESTMENT MANAGER AND UNDERWRITER -- Custodian, Transfer Agent and Shareholder Service Agent" in the Statement of Additional Information.

PORTFOLIO TRANSACTIONS. The Adviser places all orders for purchases and sales of a Fund's securities. Subject to seeking best execution of orders, the Adviser may consider sales of shares of a Fund and other funds managed by the Adviser or its affiliates as a factor in selecting broker-dealers. See "PORTFOLIO TRANSACTIONS" in the Statement of Additional Information.

The tables below set forth (i) the fees and expenses paid by the Adjustable Rate Fund and the Short-Intermediate Fund for their last fiscal year, which was August 31, 1998 for the Adjustable Rate Fund and September 30, 1998 for the Short-Intermediate Fund and (ii) pro forma expenses for the Reorganized Fund for Class A, B and C shares.

                            EXPENSE COMPARISON TABLE
                                 CLASS A SHARES

                                                  SHORT-      REORGANIZED
                                  ADJUSTABLE   INTERMEDIATE       FUND
                                  RATE FUND        FUND       PRO FORMA(1)
                                  ----------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................    3.50%         3.50%          2.75%
Contingent Deferred Sales Charge
  (CDSC) (as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)(2)...................    None          None           None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................     .55%          .55%           .55%
Rule 12b-1 Fees..................
Other Expenses...................     .81%          .59%           .56%
                                     ----          ----           ----
Total Fund Operating Expenses....    1.36%         1.14%          1.11%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.........................    $ 48          $ 46           $ 46
Three Years......................    $ 77          $ 70           $ 69
Five Years.......................    $107          $ 96           $ 94
Ten Years........................    $193          $169           $165

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

                            EXPENSE COMPARISON TABLE
                                 CLASS B SHARES

                                                  SHORT-      REORGANIZED
                                  ADJUSTABLE   INTERMEDIATE       FUND
                                  RATE FUND        FUND       PRO FORMA(1)
                                  ----------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................      None          None           None
Contingent Deferred Sales Charge
  (CDSC) (as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)(2)...................  4.00 - 0%     4.00 - 0%      4.00 - 0%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................       .55%          .55%           .55%
Rule 12b-1 Fees..................       .75%          .75%           .75%
Other Expenses...................       .69%          .81%           .81%
                                   --------      --------       --------
Total Fund Operating Expenses....      1.99%         2.11%          2.11%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.........................      $ 60          $ 61           $ 61
Three Years......................      $ 92          $ 96           $ 96
Five Years.......................      $127          $133           $133
Ten Years........................      $201          $196           $195

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) Contingent deferred sales charges on Class B shares are 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends. Assumes conversion to Class A shares six years after purchase.

                            EXPENSE COMPARISON TABLE
                                 CLASS C SHARES

                                                  SHORT-      REORGANIZED
                                  ADJUSTABLE   INTERMEDIATE       FUND
                                  RATE FUND        FUND       PRO FORMA(1)
                                  ----------   ------------   ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchase of a Share (as a
  percentage of Offering
  Price).........................    None          None           None
Contingent Deferred Sales Charge
  (CDSC) (as a percentage of the
  lower of the original purchase
  price or redemption
  proceeds)(2)...................    1.00%         1.00%          1.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
Management Fees..................     .55%          .55%           .55%
Rule 12b-1 Fees..................     .75%          .75%           .75%
Other Expenses...................     .65%          .54%           .56%
                                     ----          ----           ----
Total Fund Operating Expenses....    1.95%         1.84%          1.86%
EXPENSE EXAMPLE OF TOTAL
  OPERATING EXPENSES ASSUMING
  REDEMPTION AT THE END OF THE
  PERIOD(3)
One Year.........................    $ 30          $ 29           $ 29
Three Years......................    $ 61          $ 58           $ 58
Five Years.......................    $105          $100           $101
Ten Years........................    $227          $216           $218

---------------
Notes to Expense Comparison Table:

(1) The Pro Forma column reflects expenses estimated for the Reorganized Fund subsequent to the Reorganization and reflects the effect of the Reorganization.

(2) The contingent deferred sales charge for Class C shares is 1% for the first year.

(3) Expense examples reflect what an investor would pay on a $1,000 investment, assuming a 5% annual return and the reinvestment of all dividends.

DISTRIBUTION, PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES. The Adjustable Rate Fund and the Short-Intermediate Fund offer three classes of shares. The Class A shares of the Adjustable Rate Fund and the Short-Intermediate Fund are each subject to an initial sales charge and annual service fees of .25%. The following Class A sales charges and commissions apply to the Adjustable Rate Fund and the Short-Intermediate Fund.

                     CLASS A SALES CHARGES AND COMMISSIONS

                                                                AUTHORIZED
                                                                  DEALER
                                           SALES CHARGE         COMMISSION
                                      ----------------------    ----------
                                      AS % OF                    AS % OF
                                       PUBLIC      AS % OF        PUBLIC
                                      OFFERING     YOUR NET      OFFERING
         PURCHASE AMOUNT               PRICE      INVESTMENT      PRICE
         ---------------              --------    ----------     --------
Less than $100,000................     3.50%        3.63%         3.00%
$100,000 - $249,999...............     3.00%        3.09%         2.50%
$250,000 - $499,999...............     2.50%        2.56%         2.25%
$500,000 - $999,999...............     2.00%        2.04%         1.75%
$1 million and over...............      --(1)        --(1)         --(2)

---------------
(1) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.

(2) Dealer commission is payable by KDI as described in the Adjustable Date Fund and Short-Intermediate Fund Prospectus.

The Reorganized Fund will offer three classes of shares. The Class A shares of the Reorganized Fund will be subject to an initial sales charge and annual service fees of .25%. The following Class A sales charges and commissions will apply to the Reorganized Fund.

                     CLASS A SALES CHARGES AND COMMISSIONS

                                                        AUTHORIZED
                                                          DEALER
                                         SALES CHARGE   COMMISSION
                                         ------------   ----------
                                           AS % OF       AS % OF
                                            PUBLIC        PUBLIC
                                           OFFERING      OFFERING
            PURCHASE AMOUNT                 PRICE         PRICE
            ---------------                --------      --------
Less than $100,000.....................     2.75%         2.25%
$100,000 - $249,999....................     2.50%         2.00%
$250,000 - $499,999....................     2.00%         1.75%
$500,000 - $999,999....................     1.50%         1.25%
$1,000,000 - $4,999,999................      --(1)        1.00%(2)
$5,000,000 - $49,999,999...............      --(1)        0.50%(2)
$50,000,000 - and over.................      --(1)        0.25%(2)

---------------
(1) Class A shares purchased under the Large Order NAV Purchase Privilege have a 1% contingent deferred sales charge for the first year and .50% for the second year.

(2) Dealer commission is payable by KDI.

The initial sales charge applicable to Class A shares of the Reorganized Fund will be waived for Class A shares acquired in the Reorganization. Any subsequent purchases of Class A shares of the Reorganized Fund after the Reorganization will be subject to the initial sales charge, excluding Class A shares purchased through the dividend reinvestment plan.

The Class B shares of the Reorganized Fund will not, and the Short-Intermediate Fund do not, incur an initial sales charge when purchased, but are subject to a
 .25% annual service fee and a Rule 12b-1 distribution fee. Class B shares are also subject to a contingent deferred sales charge of 4% in the first year, 3% in the second and third year, 2% in the fourth and fifth year, and 1% in the sixth year.

Class C shares of the Reorganized Fund and the Short-Intermediate Fund have no initial sales charges but are subject to a Rule 12b-1 distribution fee and a 1% contingent deferred sales charge on redemptions made within one year of purchase.

No contingent deferred sales charge will be imposed on Class B and Class C shares of the Short-Intermediate Fund in connection with the Reorganization. The holding period and conversion period for Class B and Class C shares of the Reorganized Fund received in connection with the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Short-Intermediate Fund or (ii) the holder purchased such shares from any other Kemper Fund and subsequently exchanged them for shares of the Short-Intermediate Fund.

For a complete description of the Class A, B and C shares, see the sections of the Adjustable Rate Fund and the Short-Intermediate Fund Prospectuses and Statements of Additional Information entitled "PURCHASE OF SHARES" and "PURCHASE AND REDEMPTION OF SHARES", respectively.

Shares of the Reorganized Fund and the Short-Intermediate Fund may be purchased through a financial adviser, by check, by electronic transfer, and by exchange from certain other open-end mutual funds distributed by KDI. For a complete description regarding purchase of shares and exchange of shares of the Funds, see the sections of the Prospectuses and Statements of Additional Information entitled "PURCHASE OF SHARES" and "PURCHASE AND REDEMPTION OF SHARES", respectively.

Shares of the Adjustable Rate Fund and the Short-Intermediate Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (subject to any applicable deferred sales charge). Shares of either the Adjustable Rate Fund or the Short-Intermediate Fund may be redeemed or exchanged through a financial adviser by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or by electronic transfer) subject to limitations described in the prospectus.

The stock transfer books of the Short-Intermediate Fund will be permanently closed as of the date of Closing. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the date of Closing will be fulfilled by the Short-Intermediate Fund. Redemption requests or transfer instructions received by the Short-Intermediate Fund after that date will be treated by the Fund as requests for the redemption or instructions for transfer of the shares of the Reorganized Fund credited to the accounts of the shareholders of the Short-Intermediate Fund. Redemption requests or transfer instructions received by the Short-Intermediate Fund after the close of business on the day prior to the date of Closing will be forwarded to the Reorganized Fund. For a complete description of the redemption arrangements for the Funds, see the sections of the

Adjustable Rate Fund and Short-Intermediate Fund Prospectuses entitled "REDEMPTION OR REPURCHASE OF SHARES."

CAPITALIZATION. The following table sets forth the capitalization of the Adjustable Rate and the Short-Intermediate Fund as of September 30, 1998, and the pro forma capitalization of the Reorganized Fund as if the Reorganization had occurred on that date. These numbers may differ at the time of Closing.

                 CAPITALIZATION TABLE AS OF SEPTEMBER 30, 1998

                                               SHORT-
                         ADJUSTABLE RATE    INTERMEDIATE        PRO
                              FUND              FUND          FORMA(1)
                         ---------------    ------------      --------
NET ASSETS
  Class A shares.......    $60,131,000      $91,774,000     $151,905,000
  Class B shares.......    $ 7,223,000      $76,020,000     $ 83,243,000
  Class C shares.......    $ 1,815,000      $ 9,076,000     $ 10,891,000
NET ASSET VALUE PER
  SHARE
  Class A shares.......          $8.19            $7.81            $8.19
  Class B shares.......          $8.22            $7.87            $8.22
  Class C shares.......          $8.23            $7.89            $8.23
SHARES OUTSTANDING
  Class A shares.......      7,339,000       11,601,000       18,543,000
  Class B shares.......        879,000        9,663,000       10,131,000
  Class C shares.......        220,000        1,150,000        1,322,000
SHARES AUTHORIZED
  Class A shares.......      Unlimited        Unlimited        Unlimited
  Class B shares.......      Unlimited        Unlimited        Unlimited
  Class C shares.......      Unlimited        Unlimited        Unlimited

---------------
(1) The pro forma figures reflect the effect of the Short-Intermediate Fund Reorganization.

B.  RISK FACTORS

SIMILARITY OF RISKS

The Reorganized Fund, as a non-fundamental policy, will invest 100% of its total assets in U.S. dollar-denominated securities and 65% of its total assets in U.S. Government Securities and repurchase agreements of such securities. The Short-Intermediate Fund, as a fundamental policy, invests at least 65% of is total assets in U.S. Government Securities and repurchase agreements of U.S. Government Securities. U.S. Government Securities of the type in which the Funds may invest have historically involved little risk of loss of principal if held to maturity. The government guarantee of the U.S. Government Securities in the Funds' portfolio, however, does not guarantee the net asset value of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of the Funds' investment varies inversely with changes in interest rates. For example, as interest rates rise the value of the Funds' investments will tend to decline, and as interest rates fall the value of the Funds' investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments in respect to certain mortgage-backed securities.

DIFFERENCES IN RISKS

The remaining 35% of the Reorganized Fund's assets could be invested in private collateralized mortgage obligations or asset-backed securities of investment grade quality and other fixed income securities with ratings of single-B or higher (or, if unrated, of comparable quality in the opinion of the Adviser) with a 10% maximum limitation on non-investment grade securities. Lower-rated and non-rated fixed-income securities, which are commonly referred to as "junk bonds," have widely varying characteristics and quality. These lower rated securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations and generally will involve more credit risk than securities in the higher rating categories.

Up to 35% of the assets of the Short-Intermediate Fund may be invested in fixed income securities other than U.S. Government Securities. Such other fixed income securities include: (a) corporate debt securities that are rated at the time of purchase within the four highest grades by either Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB); commercial paper that is rated at the time of purchase within the two highest grades by either Moody's (Prime-1 or Prime-2) or S&P (A-1 or A-2); (c) bank certificates of deposit (including term deposits) or bankers' acceptances issued by domestic banks (including their foreign branches) and Canadian chartered banks having total assets in excess of $1 billion; and (d) repurchase agreements with respect to any of the foregoing. Corporate debt securities rated within the four highest grades by Moody's or S&P are generally considered to be "investment grade." Like higher rated securities, securities rated in the BBB or Baa categories are considered to have adequate capacity to pay principal and interest, although they may have fewer protective provisions than higher rated securities and thus may be adversely affected by severe economic circumstances and are considered to have speculative characteristics.

The Reorganized Fund will be able to engage in financial futures, options, swaps (including caps, floors and collars) and forward contracts transactions. The Short-Intermediate Fund may engage in options or financial futures transactions in connection with attempts to hedge its portfolio investments and not for speculation. For a description of the risks associated with such investments see the section of the Funds' Prospectus entitled "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS -- ADDITIONAL INFORMATION."

The Reorganized Fund will have a targeted average maturity of less than three years. The Short-Intermediate Fund has a targeted average maturity of two to five years. For more information on the actual maturity of the Short-Intermediate Fund see "Comparison of the Reorganized Fund with the Short-Intermediate Fund -- MATURITY AND DURATION." Funds with longer average maturities and durations will generally be subject to greater interest rate risk.

C. THE PROPOSED REORGANIZATION

The material features of the Agreement are summarized below. This summary does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement attached as Appendix A to the Reorganization SAI, a copy of which may be obtained without charge by calling the Funds at (800) 621-1048 and asking for the "Reorganization SAI."

TERMS OF THE AGREEMENT

Pursuant to the Agreement, the Adjustable Rate Fund, an open-end management investment company organized as a business trust, would acquire all of the assets and the liabilities of the Short-Intermediate Fund on the date of the Closing in consideration for Class A, B and C shares of the Adjustable Rate Fund.

Subject to the Short-Intermediate Fund's shareholders approving the Reorganization and the approval by the shareholders of the Adjustable Rate Fund of a new investment objective and new investment policies, the closing (the "Closing") will occur on February 5, 1999 or such later date as soon as practicable thereafter as the Adjustable Rate Fund and the Short-Intermediate Fund may mutually agree.

On the date of the Closing, the Short-Intermediate Fund will transfer to the Adjustable Rate Fund all of its assets and liabilities. The Adjustable Rate Fund will in turn transfer to the Short-Intermediate Fund a number of its Class A, B and C shares equal in value to the value of the net assets of the Fund, transferred to the Adjustable Rate Fund as of the date of the Closing, as determined in accordance with the valuation method described in the Adjustable Rate Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Adjustable Rate Fund and the Short-Intermediate Fund may individually distribute on or before the Closing all or substantially all of their respective undistributed net investment income (including net capital gains, if any) as of such date.

The Short-Intermediate Fund will distribute in complete liquidation the Class A, B and C shares of the Adjustable Rate Fund to the shareholders of the respective class of the Fund promptly after the Closing and then will be dissolved and terminated as a series of the Trust in accordance with Kemper Portfolios' Declaration of Trust.

The Short-Intermediate Fund has made certain standard representations and warranties to the Adjustable Rate Fund regarding its capitalization, status and conduct of business.

Unless waived in accordance with the Agreement, the obligations of the parties to the Agreement are conditioned upon, among other things:

     1. the approval of the Reorganization by shareholders of the Short-Intermediate Fund;

     2. the approval by the shareholders of the Adjustable Rate Fund of a new investment objective and new investment policies;

     3. the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Agreement;

     4. the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

     5. the truth in all material respects as of the Closing of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Agreement;

     6. the effectiveness under applicable law of the registration statement of the Adjustable Rate Fund of which this Prospectus/ Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

     7. the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization for federal income tax purposes.

The Agreement may be terminated or amended with respect to the Reorganization by the mutual consent of the parties either before or after approval thereof by the shareholders of the Short-Intermediate

Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Fund's shareholders. The Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to Closing.

The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Short-Intermediate Fund and that the interests of existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

DESCRIPTION OF SECURITIES TO BE ISSUED

SHARES OF BENEFICIAL INTEREST. Beneficial interests in the Adjustable Rate Fund are represented by transferable Class A, B and C shares, no par value per share. The Declaration of Trust of the Adjustable Rate Fund permits the trustees, as they deem necessary or desirable, to create one or more separate investment portfolios and to issue a separate series of shares for each portfolio and, subject to compliance with the 1940 Act, to further subdivide the shares of a series into one or more classes of shares for such portfolio.

VOTING RIGHTS OF SHAREHOLDERS. Holders of shares of the Adjustable Rate Fund are entitled to one vote per share on matters as to which they are entitled to vote; however, separate votes generally are taken by each series on matters affecting an individual series.

The Adjustable Rate Fund operates as an open-end management investment company registered with the SEC under the 1940 Act. In addition to the specific voting rights described above, shareholders of the Adjustable Rate Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions and the ratification of the selection of independent auditors. Moreover, under the 1940 Act, shareholders owning not less than 10% of the outstanding shares of the Adjustable Rate Fund may request that the board of trustees call a shareholders' meeting for the purpose of voting upon the removal of trustee(s).

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

If the Reorganization is approved, the Adjustable Rate Fund will establish an account for each Short-Intermediate Fund's shareholder containing the appropriate number of shares of the Adjustable Rate Fund. The shareholder services and shareholder programs of the Adjustable Rate Fund and the Short-Intermediate Fund are substantially identical. Shareholders of the Short-Intermediate Fund who are accumulating shares of the Short-Intermediate Fund under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to shares of the Short-Intermediate Fund, will retain the same rights and privileges after the Reorganization in connection with the Adjustable Rate Fund Class A, B or C shares received in the Reorganization through substantially identical plans maintained by the Adjustable Rate Fund. Investors Fiduciary Trust Company ("IFTC"), as custodian, and State Street Bank and Trust Company, as sub-custodian, have custody of all securities and cash of both Funds.

Upon approval of the Reorganization, shareholders of the Short-Intermediate Fund who currently own shares in certificate form are asked to surrender these shares to the Short-Intermediate Fund's shareholder service agent, KSvC. Short-Intermediate Fund shareholders must submit a written request to IFTC in order to receive certificates for their Adjustable Rate Fund shares. No certificates for Adjustable Rate Fund shares will be issued as part of the Reorganization except upon request.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following is a general discussion of the material federal income tax consequences of the Reorganization to shareholders of the Short-Intermediate Fund and shareholders of the Adjustable Rate Fund. The discussion set forth below is for general information only and may not apply to a holder subject to special treatment under the Internal Revenue Code of 1986, as amended (the "Code"), such as a holder that is a bank, an insurance company, a dealer in securities, a tax-exempt organization, a foreign person or that acquired its Class A, B or C shares of the Short-Intermediate Fund pursuant to the exercise of employee stock options or otherwise as compensation. It is based upon the Code, legislative history, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the "Service") and other relevant authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly on a retroactive basis). This summary is limited to shareholders who hold their Short-Intermediate Fund shares as capital assets. No advance rulings have been or will be sought from the Service regarding any matter discussed in this Prospectus/Proxy Statement. Accordingly, no assurances can be given that the Service could not successfully challenge the intended federal income tax treatment described below. Shareholders should consult their own tax advisers to determine the specific federal income tax consequences of all transactions relating to the Reorganization, as well as the effects of state, local and foreign tax laws and possible changes to the tax laws.

The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Code. It is a condition to the Closing of the Reorganization that the Kemper Portfolios and the Adjustable Rate Fund receive an opinion from Vedder, Price, Kaufman &

Kammholz ("Vedder Price") substantially to the effect that for federal income tax purposes:

     1. The acquisition by the Adjustable Rate Fund of the assets of the Short-Intermediate Fund in exchange solely for Class A, B and C shares of the Adjustable Rate Fund and the assumption by the Adjustable Rate Fund of the liabilities of the Short-Intermediate Fund will qualify as tax-free reorganization within the meaning of Section 368(a)(1) of the Code.

     2. No gain or loss will be recognized by the Short-Intermediate Fund or the Adjustable Rate Fund upon the transfer to the Adjustable Rate Fund of the assets of the Short-Intermediate Fund in exchange solely for the Class A, B and C shares of the Adjustable Rate Fund and the assumption by the Adjustable Rate Fund of the liabilities of the Short-Intermediate Fund.

     3. The Adjustable Rate Fund's basis in the Short-Intermediate Fund's assets received in the Reorganization will equal the basis of such assets in the hands of the Short-Intermediate Fund immediately prior to the transfer, and the Adjustable Rate Fund's holding period of such assets will, in each instance, include the period during which the assets were held by the Short-Intermediate Fund.

     4. No gain or loss will be recognized by the shareholders of the Short-Intermediate Fund upon the exchange of their shares of the Short-Intermediate Fund solely for the Class A, B and C shares of the Adjustable Rate Fund.

     5. The aggregate tax basis in the Class A, B and C shares of the Adjustable Rate Fund received by the shareholders of the Short-Intermediate Fund will be the same as the aggregate tax basis of the shares of the Short-Intermediate Fund surrendered in exchange therefor.

     6. The holding period of the Class A, B and C shares of the Adjustable Rate Fund received by the shareholders of the Short-Intermediate Fund will include the holding period of the shares of the Short-Intermediate Fund surrendered in exchange therefor provided such surrendered shares of the Short-Intermediate Fund are held as capital assets by such shareholder.

In rendering its opinions, Vedder Price will rely upon certain representations of the management of the Adjustable Rate Fund and the Short-Intermediate Fund and assume that the Reorganization will be consummated as described in the Agreement and that redemptions of shares of the Short-Intermediate Fund occurring prior to the Closing and post-Closing redemptions of shares of the Short-Intermediate Fund that are received in the Reorganization will consist solely of redemptions in the ordinary course of business.

The Adjustable Rate Fund intends to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Short-Intermediate Fund and its shareholders.

EXPENSES

Expenses for the Reorganization will be paid by the Adviser.

As noted above, shareholders of the Short-Intermediate Fund may redeem their shares or exchange their shares for shares of certain other open-end mutual funds distributed by KDI at any time prior to the closing of the Reorganization. See the Section of the Adjustable Rate Fund and the Short-Intermediate Fund Prospectus entitled "SPECIAL FEATURES". Redemptions and exchanges of shares generally are taxable transactions for federal income tax purposes, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding the federal, state and local tax consequences of potential transactions.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of Class A, B and C shares of the Adjustable Rate Fund will be passed on by Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601.

FINANCIAL STATEMENTS

The audited updated Financial Highlights for the Adjustable Rate Fund and the unaudited updated Financial Highlights for the Short-Intermediate Fund are attached hereto as Exhibit C.

In addition, incorporated by reference in their respective entireties are (i) for the Adjustable Rate Fund, the audited financial statements for the fiscal year ended August 31, 1998, attached as Exhibit C to the Reorganization SAI;
(ii) for the Short-Intermediate Fund, the unaudited financial statements for the six months ended March 31, 1998 and the audited financial statements for the fiscal year ended September 30, 1997, attached as Exhibit D to the Reorganization SAI; and (iii) the pro forma financial statements as of August 31, 1998 attached as Exhibit E to the Reorganization SAI.

D. RECOMMENDATION OF THE BOARD

The Board of the Kemper Portfolios has unanimously approved the Agreement and has determined that participation in the Reorganization is in the best interests of the shareholders of the Short-Intermediate Fund. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED REORGANIZATION.

PROPOSAL 3. APPROVAL OF NEW INVESTMENT OBJECTIVE AND THE REVISION OF CERTAIN
            FUNDAMENTAL INVESTMENT POLICIES (ADJUSTABLE RATE FUND ONLY)

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF A NEW INVESTMENT OBJECTIVE AND THE REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

In connection with the reorganization of the Short-Intermediate Fund into the Adjustable Rate Fund, you are being asked to approve a new investment objective and policies that will give the Adjustable Rate Fund greater flexibility to invest in fixed rate U.S. Government securities and broaden the ability of the Adjustable Rate Fund to invest in other lower quality non-U.S. government securities. The Adviser believes that the proposed new investment policies of the Adjustable Rate Fund will provide more diversification of investment choices and could increase the potential for higher income and better total returns. If Proposal 3 is approved, these new investment objective and policies of the Adjustable Rate Fund will be non-fundamental and the Adjustable Rate Fund will change its name to the Kemper Short-Term U.S. Government Fund.

Also, you will be asked to approve other changes to the Adjustable Rate Fund's fundamental policies. The 1940 Act requires an investment company to adopt policies governing certain specified activities, which can be changed only by a shareholder vote. Policies that cannot be changed or eliminated without a shareholder vote are referred to in this Proxy Statement as "fundamental" policies. The purposes of this Proposal are to eliminate the requirement of shareholder approval to change policies except where required by the 1940 Act and to provide the maximum permitted flexibility in those policies that do require shareholder approval. Management has advised the Board that some of the Adjustable Rate Fund's fundamental policies that are not required to be such under the 1940 Act were adopted in the past as a result of now rescinded regulatory requirements and no longer serve any useful purpose. Management believes that other fundamental policies, as well as the classification of the Adjustable Rate Fund's investment objective(s) as fundamental, are unnecessary because the provisions of the 1940 Act or federal tax law, together with the disclosure requirements of the federal securities laws, provide adequate safeguards for a fund and its shareholders. The Proposal is described in more detail below.

This Proposal is sub-divided into the following four sections:

(A) NEW INVESTMENT OBJECTIVE AND POLICIES AND ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL POLICIES. The first section of this Proposal seeks shareholder approval to change the Adjustable Rate Fund's investment objective and policies. The new investment objective and policies will eliminate the requirement that under normal market conditions the Adjustable Rate Fund will invest at least 65% of its total assets in adjustable rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Instead the new investment objective and policies would give the Adjustable Rate Fund greater flexibility to invest in fixed rate U.S. government securities and broaden the ability of the Adjustable Rate Fund to invest in other lower quality non-U.S. government securities. The Adviser believes that, while the change in approach may result in more volatility of principal, the broadened investment flexibility to invest in lower quality non-U.S. Government securities could provide the potential for greater income and total returns. In addition, eliminating the shareholder vote requirement for amending the investment objective and policies of the Adjustable Rate Fund is intended to enhance the Adjustable Rate Fund's investment flexibility in the event of changing circumstances.

(B) ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT POLICIES. The Adjustable Rate Fund currently requires shareholder approval to amend "investment objectives and fundamental policies." The second section of this Proposal seeks shareholder approval of the elimination of the shareholder vote requirement for amending "policies" which are not otherwise specifically identified as fundamental. Management believes that categorizing all policies as fundamental restricts the Adjustable Rate Fund's investment flexibility and its ability to respond to changing regulatory and industry conditions.

(C) REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES MANDATED BY THE 1940 ACT. Each of the fundamental policies proposed for revision relates to an activity that the 1940 Act requires be governed by a fundamental policy. Each proposed revision is, in general, intended to provide the Adjustable Rate Fund's Board with the maximum flexibility permitted under the 1940 Act, and to promote simplicity among the Adjustable Rate Fund's policies.

(D) ELIMINATION OF SHAREHOLDER APPROVAL TO CHANGE OTHER FUNDAMENTAL
POLICIES. This Proposal seeks to eliminate certain policies that are specifically designated as fundamental but which are not required to be fundamental under the 1940 Act. The Board of the Adjustable Rate Fund anticipates adopting certain of these policies as non-fundamental. Any policy that is not designated as fundamental can be modified or eliminated by the Board, and, as indicated below, management intends to recommend to the Board the elimination of several of them as being inappropriate or unnecessary under current conditions.

Each proposed policy is identified in bold-type below.

The Adjustable Rate Fund's current fundamental policies are set forth in Exhibit
D. Changes in fundamental policies that are approved by shareholders, as well as changes in non-fundamental policies that are adopted by a Board, will be reflected in the Adjustable Rate Fund's prospectus and other disclosure documents. Any change in the method of operation of the Adjustable Rate Fund will require prior Board approval. Except as specifically indicated below, the Board of the Adjustable Rate Fund does not presently intend to change the investment policies of the Adjustable Rate Fund.

Approval of each item of this Proposal with respect to the Adjustable Rate Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of the Adjustable Rate Fund. If the shareholders of the Adjustable Rate Fund fail to approve the proposed revisions or elimination of any fundamental policy, the current such policy will remain in effect.

A. NEW INVESTMENT OBJECTIVE AND POLICIES AND ELIMINATION OF SHAREHOLDER APPROVAL REQUIREMENT TO AMEND INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL POLICIES.

PROPOSAL 3.1:

The language in the current prospectus for the Adjustable Rate Fund provides that "the Adjustable Rate Fund seeks high current income consistent with low volatility of principal." -- is to be replaced by -- "THE ADJUSTABLE RATE FUND SEEKS HIGH CURRENT INCOME AND PRESERVATION OF CAPITAL."

Currently the Adjustable Rate Fund Prospectus provides: "[u]nder normal market conditions the [Adjustable Rate] Fund will, as a fundamental policy, invest at least 65% of its total assets in adjustable rate securities issued or guaranteed by the U.S. Government, its agencies or representatives ("U.S. Government Securities")."

Currently the Adjustable Rate Fund Prospectus also provides: "the [Adjustable Rate] Fund may also invest up to 35% of its total assets in securities other than adjustable rate U.S. Government Securities including, without limitation, primary issued mortgage-backed securities, commercial paper and other debt obligations of corporations and other business organizations, certificates of deposit, banker's acceptances and time deposits and other debt securities such as convertible securities and preferred stocks. These securities will, at the time of purchase, be rated within the two highest grades (Aaa or Aa) assigned by Moody's Investor Service, Inc. ("Moody's") or (AAA or AA) by Standard & Poor's Corporation ("S&P"), or will be non-rated but of comparable quality in the opinion of the Adviser."

IF THIS ITEM IS APPROVED BY SHAREHOLDERS, THE ADJUSTABLE RATE FUND PROSPECTUS WILL IN SUBSTANCE PROVIDE THAT: THE FUND WILL INVEST 100% OF ITS TOTAL ASSETS IN U.S. DOLLAR-DENOMINATED SECURITIES AND NORMALLY AT LEAST 65% OF ITS TOTAL ASSETS IN SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, INCLUDING REPURCHASE AGREEMENTS OF SUCH SECURITIES ("U.S. GOVERNMENT SECURITIES"). UNDER NORMAL CONDITIONS, THE FUND WILL MAINTAIN A DOLLAR WEIGHTED AVERAGE PORTFOLIO MATURITY OF LESS THAN THREE YEARS. THE FUND MAY ALSO INVEST UP TO 35% OF ITS TOTAL ASSETS IN SECURITIES OTHER THAN U.S. GOVERNMENT SECURITIES. SUCH NON-U.S. GOVERNMENT SECURITIES INCLUDE, BUT ARE NOT LIMITED TO, PRIVATE CMO'S AND OTHER ASSET-BACKED SECURITIES RATED INVESTMENT GRADE (BA OR HIGHER) BY MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") OR (BB OR HIGHER) BY STANDARD & POOR'S CORPORATION ("S&P") AND IN OTHER FIXED INCOME SECURITIES RATED SINGLE-B OR HIGHER BY MOODY'S OR S&P OR UNRATED SECURITIES OF COMPARABLE QUALITY IN THE OPINION OF THE ADVISER, PROVIDED THAT THE FUND WILL INVEST ONLY UP TO 10% OF ITS TOTAL ASSETS IN CORPORATE DEBT SECURITIES RATED BELOW INVESTMENT GRADE. THE FUND MAY INVEST IN ANY NON-RATED SECURITIES THAT ARE DETERMINED TO BE OF COMPARABLE QUALITY IN THE OPINION OF THE ADVISER.

Management believes that the proposed new investment objective and policies of the Adjustable Rate Fund will provide more diversification of investment choice. While the Adjustable Rate Fund would still be allowed to invest in adjustable rate securities, the Adviser would have greater flexibility to use other short-term fixed income investments. Although the change in investment approach may result in more volatility of principal, the Adviser believes that the ability to invest in lower quality non-U.S. Government Securities could potentially result in higher income and total returns.

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS, THE INVESTMENT OBJECTIVE OF THE ADJUSTABLE RATE FUND AND THE POLICIES IDENTIFIED ABOVE IN THE ADJUSTABLE RATE FUND PROSPECTUS WILL NOT BE CLASSIFIED AS FUNDAMENTAL.

Management believes that leaving the power to modify investment objectives up to the discretion of the Board would strengthen the Adjustable Rate Fund's ability to respond to changing circumstances. The Board of the Adjustable Rate Fund does not presently intend to further modify any investment objective, other than in connection with this Proposal, and would disclose any such future changes to applicable shareholders by amending the Adjustable Rate Fund's Prospectus and Statement of Additional Information.

B. ELIMINATION OF SHAREHOLDER APPROVAL TO AMEND INVESTMENT POLICIES

PROPOSAL 3.2:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE "INVESTMENT POLICIES" OF THE ADJUSTABLE RATE FUND WILL NOT BE CLASSIFIED AS FUNDAMENTAL EXCEPT AS OTHERWISE PROVIDED IN THIS PROSPECTUS/ PROXY STATEMENT.

This proposal is intended to provide the Adjustable Rate Fund with clarity of disclosure and the investment flexibility necessary to respond to changing circumstances by eliminating the shareholder vote requirement for amending "investment policies" which are not specifically identified as fundamental. The Adjustable Rate Fund's Prospectus currently contains a statement that characterizes all "investment policies" as fundamental. Management believes that this current statement is overbroad. The current statement unnecessarily restricts the Adjustable Rate Fund's flexibility and may make it more difficult to respond to changing conditions. Management believes that removing the fundamental characterization of all policies not otherwise specifically identified as fundamental is consistent with industry standards and would allow the Adjustable Rate Fund and its Board to modify operating policies in light of changes in the investment management industry, market conditions and the regulatory environment, but only consistent with applicable law, the Adjustable Rate Fund's investment objective and its clearly-identified fundamental policies.

C. REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES MANDATED BY THE 1940 ACT

DIVERSIFICATION

PROPOSAL 3.3:

IF THIS PROPOSAL IS APPROVED BY THE SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND WILL REMAIN A "DIVERSIFIED" FUND UNDER THE 1940 ACT, BUT WILL NOT BE SUBJECT TO ADDITIONAL REQUIREMENTS THAT ARE MORE RESTRICTIVE THAN THE 1940 ACT.

The Adjustable Rate Fund is currently classified as a diversified open-end investment company. Under the 1940 Act, a fund is "diversified" if, with respect to 75% of its total assets, it may not invest more than 5% of the value of its total assets in securities issued by any one issuer or purchase more than 10% of the voting securities of any one issuer, except in each case in U.S. Government securities or securities issued by other investment companies. Currently, the Adjustable Rate Fund has adopted additional diversification policies.

Under the current diversification policies, the Adjustable Rate Fund may not invest more than 5% of its assets in the securities of any one issuer, except U.S. Government securities. The Adjustable Rate Fund's policies also contain a separate restriction prohibiting the purchase of more than 10% of the voting securities of any one issuer. Accordingly, the elimination of the separate diversification policies for the Adjustable Rate Fund means that the Adjustable Rate Fund must comply with only the 1940 Act diversification requirements. As a result, the elimination of the separate diversification policies that apply to 100% of the value of the Adjustable Rate Fund total assets will cause the Adjustable Rate Fund to have less restrictive diversification requirements.

BORROWING

PROPOSAL 3.4:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT BORROW MONEY, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

The current policy of the Adjustable Rate Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes, in which case the Adjustable Rate Fund may borrow up to one-third of the value of its total assets. Additionally, the Adjustable Rate Fund may not borrow for leverage or make investments while borrowings are outstanding.

The proposed policy would permit the Adjustable Rate Fund to engage in borrowing in a manner and to the full extent permitted by applicable law. The 1940 Act requires borrowings to have 300% assets coverage, which means, in effect, that a Fund would be permitted to borrow up to an amount equal to 50% of its total assets under the proposed borrowing policy. Additionally, under the proposed policy, the Adjustable Rate Fund would not be limited to borrowing for temporary or emergency purposes, could borrow for leverage, and could purchase securities for investment while borrowings are outstanding. However, the Board has no current intention of authorizing any of these practices. If the Board authorized the Adjustable Rate Fund to borrow for leverage, such borrowings would increase the Adjustable Rate Fund's volatility and the risk of loss in a declining market.

SENIOR SECURITIES

PROPOSAL 3.5:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT ISSUE SENIOR SECURITIES, EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED,

AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

The current policy of the Adjustable Rate Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness) except as permitted under the 1940 Act. The proposed policy re-words the current policy without making any material changes.

CONCENTRATION

PROPOSAL 3.6:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT CONCENTRATE ITS INVESTMENTS IN A PARTICULAR INDUSTRY, AS THAT TERM IS USED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION, FROM TIME TO TIME.

While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a Fund's assets in an industry constitutes concentration. If a Fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Adjustable Rate Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the Fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa.

The Adjustable Rate Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the Adjustable Rate Fund's total assets being invested in the same industry. For the Adjustable Rate Fund, there are expectations for U.S. Government securities, including collateralized obligations. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. A Fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a Fund may create its own reasonable industry classifications, management believes that it is not necessary to include such matters in the fundamental policy of the Adjustable Rate Fund.

UNDERWRITING OF SECURITIES

PROPOSAL 3.7:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT ENGAGE IN THE BUSINESS OF

UNDERWRITING SECURITIES ISSUED BY OTHERS, EXCEPT TO THE EXTENT THAT A FUND MAY BE DEEMED TO BE AN UNDERWRITER IN CONNECTION WITH THE DISPOSITION OF PORTFOLIO SECURITIES.

The proposed underwriting policy has been re-worded without making any material changes.

INVESTMENT IN REAL ESTATE

PROPOSAL 3.8:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT PURCHASE OR SELL REAL ESTATE, WHICH TERM DOES NOT INCLUDE SECURITIES OF COMPANIES WHICH DEAL IN REAL ESTATE OR MORTGAGES OR INVESTMENTS SECURED BY REAL ESTATE OR INTERESTS THEREIN, EXCEPT THAT THE FUND RESERVES FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE FUND'S OWNERSHIP OF SECURITIES.

The proposed real estate policy re-words the current policies without making any material changes.

PURCHASE OF COMMODITIES

PROPOSAL 3.9:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT PURCHASE PHYSICAL COMMODITIES OR CONTRACTS RELATING TO PHYSICAL COMMODITIES.

The Adjustable Rate Fund's current policies prohibit the purchase or sale of commodities or commodity contracts. These policies may contain exceptions for financial futures contracts and options on such contracts. Under the proposed policy, the Adjustable Rate Fund would be prohibited from purchasing only physical commodities or contracts relating to physical commodities.

LENDING

PROPOSAL 3.10:

IF THIS PROPOSAL IS APPROVED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND MAY NOT MAKE LOANS EXCEPT AS PERMITTED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND AS INTERPRETED OR MODIFIED BY REGULATORY AUTHORITY HAVING JURISDICTION FROM TIME TO TIME.

The Adjustable Rate Fund's current lending policy prohibits making loans to others except that the Adjustable Rate Fund may purchase debt obligations or repurchase agreements and it may lend its portfolio securities in accordance with its investment objective and policies. The proposed policy, unlike the current policy, does not specify the particular types of lending in which the Adjustable Rate Fund is permitted to engage; instead, the proposed policy permits the Adjustable Rate Fund to lend in a manner and to an extent permitted by applicable law. The proposed change would, therefore, permit the Adjustable Rate Fund, subject to the receipt of any necessary regulatory approval and Board authorization, to enter into lending arrangements, including lending agreements under which the Adjustable Rate Fund advised by Scudder Kemper could for temporary purposes lend money directly to and borrow money directly from each other through a credit facility. The Adjustable Rate Fund believes that the flexibility provided by this policy change could possibly reduce the Adjustable Rate Fund's borrowing costs and enhance its ability to earn higher rates of interest on short-term lendings in the event that the Board determines that such arrangements are warranted in light of the Adjustable Rate Fund's particular circumstances.

D. ELIMINATION OF SHAREHOLDER APPROVAL TO CHANGE OTHER FUNDAMENTAL POLICIES

Certain of the policies listed below (Margin Purchases and Short Sales, Assets, Pledging of Assets and Purchases of Voting Securities) were initially adopted by the Adjustable Rate Fund due to state securities law requirements that are no longer in effect. Except as otherwise stated, if shareholders approve the elimination of these policies as fundamental, management will recommend to the Board that they eliminate these policies entirely as being unnecessary.

MARGIN PURCHASES AND SHORT SALES

PROPOSAL 3.11:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON MARGIN PURCHASES AND SHORT SALES.

The Adjustable Rate Fund is currently either prohibited from (1) making purchases on margin and/or making short sales, unless the Adjustable Rate Fund has the right to obtain securities equivalent in kind and amount to those sold and unless not more than 10% of the Adjustable Rate Fund's total assets is held as collateral for such sales at any one time, or (2) making margin purchases and short sales, except to obtain short-term credits necessary for clearance of transactions, and in the case of margin deposits, in connection with financial futures and options transactions. If elimination of this restriction is approved by shareholders, the Adjustable Rate Fund's potential use of margin transactions beyond transactions in futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, would be generally limited by the current position taken by the staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The Adjustable Rate Fund's ability to engage in margin transactions is also limited by its borrowing policies, which permit the Adjustable Rate Fund to borrow money only as permitted by applicable law.

PLEDGING OF ASSETS

PROPOSAL 3.12:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PLEDGING OF ASSETS.

The Adjustable Rate Fund is currently prohibited from pledging, mortgaging or hypothecating more than 15% of its total assets and then only to secure borrowings. The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection with such transactions are not deemed to be pledges or other encumbrances. Management believes that, in the interest of simplicity, elimination of these policies is appropriate and will provide the Adjustable Rate Fund with greater operational flexibility.

PURCHASES OF VOTING SECURITIES

PROPOSAL 3.13:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASES OF SECURITIES.

The Adjustable Rate Fund is prohibited with respect to 100% of its assets from purchasing more than 10% of the securities of a single issuer. Additionally, the Adjustable Rate Fund is a "diversified" Fund and is therefore limited to purchasing, with respect to 75% of its assets, not more than 10% of the voting securities of a single issuer.

PURCHASES OF OPTIONS AND WARRANTS

PROPOSAL 3.14:

IF THIS PROPOSAL IS ADOPTED BY SHAREHOLDERS OF THE ADJUSTABLE RATE FUND, THE ADJUSTABLE RATE FUND WILL NOT HAVE A FUNDAMENTAL RESTRICTION ON PURCHASES OF OPTIONS AND WARRANTS.

The Adjustable Rate Fund is currently prohibited from writing, purchasing or selling options on more than 25% of Fund's net assets and is restricted from investing more than 5% of the Fund's net assets on premiums on put and call options except for purchases and sales of options on financial contracts. Management believes that, in the interest of simplicity, the elimination of these policies is appropriate and will provide the Adjustable Rate Fund with greater investment flexibility.

                               OTHER INFORMATION

A. SHAREHOLDERS OF THE ADJUSTABLE RATE FUND AND THE SHORT-INTERMEDIATE FUND

At the close of business on September 22, 1998, the record date with respect to the Special Meeting, there were 7,451,141 Class A shares, 884,696 Class B shares and 211,638 Class C shares, respectively, of the Adjustable Rate Fund. As of June 30, 1998 none of the trustees or officers of the Adjustable Rate Fund beneficially owned any shares of the Adjustable Rate Fund except for David W. Belin who owned 170 shares, Donald L. Dunaway who owned 134 shares and William
P. Sommers who owned 170 shares. The trustees and officers of the Adjustable Rate Fund as a group own less than 1% of the outstanding shares of the Adjustable Rate Fund. The following table sets forth the percentage of each person who, as of June 30, 1998, owns of record, or is known by the Adjustable Rate Fund to own of record or beneficially own 5% or more of any class of shares of the Adjustable Rate Fund.

                                                               PERCENTAGE OF
  CLASS                 NAME AND ADDRESS OF OWNER                OWNERSHIP
  -----                 -------------------------              -------------
A Shares      Prudential Securities FBO                             8.58
              Standard Savings Bank
              228 W. Garvey Ave.
              Monterey Park, CA 91754

B Shares      National Financial Svcs Corp.                        10.07
              One World Financial Center
              200 Liberty St., 4 flr
              New York, NY 10281

              Donaldson Lufkin Jenrette                             9.60
              Securities Corporation Inc.
              PO Box 2052
              Jersey City, NJ 07303

              MLPF&S for the Sole Benefit of its Customers          8.06
              Attn. Fund Administration #97D64
              4800 Deer Lake Drive, East 2nd Floor
              Jacksonville, FL 32246

              Everen Clearing Corp.                                 5.53
              Attn. Chris Scotto
              111 E. Kilbourn Ave.
              Milwaukee, WI 53202

C Shares      Junior Junction Inc.                                  5.87
              1220 York Street
              Utica, NY 13502

                                                               PERCENTAGE OF
  CLASS                 NAME AND ADDRESS OF OWNER                OWNERSHIP
  -----                 -------------------------              -------------
              MLPF&S for the Sole Benefit of its Customers         20.80
              Attn. Fund Administration #97D64
              4800 Deer Lake Drive, East 2nd Floor
              Jacksonville, FL 32246

              Hayes Industrial Brake Inc.                           5.29
              Curt Stockel TTEE
              401K FBO William Reedy
              211 W. Marple Street
              Grafton, WI 53024

              William A. Ulrich Pers Rep                            5.56
              Estate of Arthur A. Ulrich
              870 84th LN NW
              Minneapolis, MN 55433

At the close of business on September 22, 1998, the record date with respect to the Special Meeting, there were 11,541,386 Class A shares, 9,638,725 Class B Shares and 800,824 Class C shares, respectively, of the Short-Intermediate Fund. As of such date, the trustees and officers of the Short-Intermediate Fund as a group own none of the outstanding shares of the Short-Intermediate Fund. The following table sets forth the percentage of each person who, as of June 30, 1998, owns of record, or is known by the Kemper Portfolios to own of record or beneficially own 5% or more of any class of shares of the Short-Intermediate Fund.

                                                               PERCENTAGE OF
  CLASS                 NAME AND ADDRESS OF OWNER                OWNERSHIP
  -----                 -------------------------              -------------
B Shares      National Financial Svcs Corp.                         7.80
              One World Financial Center
              200 Liberty Street, 4 flr.
              New York, NY 10281

C Shares      National Financial Svcs Corp.                        28.02
              Mutual Funds (Non Fidelity)
              Dividend Redemption Account
              4th Floor
              200 Liberty Street
              New York, NY 10281

              Painewebber for the Benefit of                        6.25
              Painewebber CDN
              P.O. Box 3321
              Weehawken, NJ 07087

B. SHAREHOLDER PROPOSALS

As a general matter, the Adjustable Rate Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not consummated, the Short-Intermediate Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. A shareholder wishing to submit a proposal for inclusion in the Fund's proxy statement for the next meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 should send such written proposal to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal, however, does not guarantee its inclusion. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) to the Fund of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Secretary of the Fund within a reasonable time before the solicitation of proxies for such meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

C. VOTING INFORMATION AND REQUIREMENTS

Holders of shares of the Short-Intermediate Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Short-Intermediate Fund does not utilize cumulative voting. Holders of shares of the Adjustable Rate Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Adjustable Rate Fund does not utilize cumulative voting.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Special Meeting. If no instructions are given, the proxy will be voted as recommended by the Board on each Proposal. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Funds or in person at the time of the Special Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

Proposal 1 (both Funds), approval of new investment management agreements, and Proposal 3 (Adjustable Rate Fund only), approval of a new investment objective and the revision of certain fundamental investment policies, require the affirmative vote of a "majority of the outstanding voting securities", as defined in the 1940 Act. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of a Fund present at the meeting if more than 50% of the outstanding voting securities of a fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of a fund. Proposal 2, approval of the Reorganization, requires the affirmative vote of a majority of the outstanding shares of the Short-Intermediate Fund entitled to vote. Approval of Proposal 2 by shareholders of the Short-Intermediate Fund is conditional upon approval of Proposal 3 by shareholders of the Adjustable Rate Fund.

In tallying shareholder votes, abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for determining whether a quorum is present for purposes of convening the Special Meeting and will be considered present at the Special Meeting. On Proposals 1 and 3, abstentions will have the effect of an "AGAINST" vote on each Proposal. Broker non-votes will have the effect of an "AGAINST" vote on each proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding voting securities. Broker non-votes will not constitute "FOR" or "AGAINST" votes, and will be disregarded in determining the voting securities "present" on each of these Proposals if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of each of the Funds present at the Special Meeting. On Proposal 2, abstentions and broker non-votes will have the effect of a "AGAINST" vote.

At least 30% of the shares of each Fund must be present, in person or by proxy, in order to constitute a quorum. Thus the Special Meeting could not take place on its scheduled date if less than 30% of the shares of each Fund were presented. If, by the time scheduled for the meeting, a quorum of shareholders of each Fund is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxies currently intend to propose one or more adjournments of the meeting for the Funds to permit further soliciting of proxies from shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the Funds present (in person or by proxy). The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the Funds' shareholders.

The cost of preparing, printing and mailing the enclosed proxy card and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Zurich or its affiliates. In addition to solicitation by mail, certain officers and representatives of each Fund, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card, and ask for the shareholder's instructions on the Proposals. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders required additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext. 429. Any proxy given by a shareholder, whether in writing or by telephone, is revocable until voted at the Special Meeting.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL PROPOSALS FOR WHICH THEY ARE ENTITLED TO VOTE.

November 20, 1998

                  PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY.

                 YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION
              IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

                                                                       EXHIBIT A

                                  FORM OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT

                                 [NAME OF FUND]
                           222 SOUTH RIVERSIDE PLAZA
                            CHICAGO, ILLINOIS 60606

                                                               SEPTEMBER 7, 1998

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT

Ladies and Gentlemen:

[Name of Fund] (the "Fund") has been established as a Massachusetts business trust to engage in the business of an investment company. The Fund has issued shares of beneficial interest (the "Shares").

The Fund has selected you to act as the investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Fund agrees with you as follows:

     1. DELIVERY OF DOCUMENTS. The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with its investment objectives, policies and restrictions. The Fund has furnished you with copies properly certified or authenticated of each of the following documents related to the Fund:

          (a) The Declaration of Trust ("Declaration"), as amended to date.

          (b) By-Laws of the Fund as in effect on the date hereof (the
          "By-Laws").

          (c) Resolutions of the Trustees of the Fund and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

     The Fund will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing.

     2. PORTFOLIO MANAGEMENT SERVICES. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with its investment objectives, policies and restrictions; the applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Fund's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 2, you shall be entitled to receive and act upon advice of counsel to the Fund. You shall also make available to the Fund promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Fund in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

     You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

     You shall furnish to the Fund's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Fund's officers or Board of Trustees shall reasonably request.

     3. ADMINISTRATIVE SERVICES. In addition to the portfolio management services specified above in section 2, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Fund administrative services on behalf of the Fund necessary for operating as a closed-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Fund's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Fund's Registration Statement, and semi-annual reports on Form N-SAR; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to
     Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

     4. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this section 4, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Fund (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 2 hereof and the administrative services described in section 3 hereof.

     You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 4. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Fund; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent for which the Fund is responsible pursuant to the terms of the Fund Accounting Services Agreement, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 4, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and statements of additional information of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Fund; and costs of shareholders' and other meetings.

     5. MANAGEMENT FEE. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 2, 3, and 4 hereof, the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to the excess of (a) 1/12 of [ ] of 1 percent of the average weekly net assets of the Fund for such month; over
     (b) any compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.

     The net asset value of the Fund shall be calculated at such time or times as the Trustees may determine in accordance with the provisions of the 1940 Act. On each day when net asset value is not calculated, the net asset value shall be deemed to be the net asset value as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

     You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

     6. AVOIDANCE OF INCONSISTENT POSITION; SERVICES NOT EXCLUSIVE. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

     Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Fund. Whenever the Fund and one or more other accounts or investment companies advised by you have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by you to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by you to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

     7. LIMITATION OF LIABILITY OF MANAGER. As an inducement to your undertaking to render services pursuant to this Agreement, the Fund agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder.

     8. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall remain in force until September 30, 1999, and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Fund, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board of Trustees on 60 days' written notice to you, or by you on

     60 days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment.

     This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that you or any of your officers or directors has taken any action which results in a breach of your covenants set forth herein.

     9. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.

     10. LIMITATION OF LIABILITY FOR CLAIMS. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name "[name of Fund]" refers to the Trustees under the Declaration collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Fund, shall be subject to claims against or obligations of the Fund to any extent whatsoever, but that the Fund estate only shall be liable.

     You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund, or from any Trustee, officer, employee or agent of the Fund.

     11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Fund, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                 Yours very truly,

                                 [Name of Fund]

                                 By:
                                    --------------------------------------------
                                    Vice President

The foregoing Agreement is hereby accepted as of the date hereof.

                                 SCUDDER KEMPER
                                 INVESTMENTS, INC.

                                 By:
                                    --------------------------------------------
                                    Name

                                    --------------------------------------------
                                    Title

                                                                       EXHIBIT B

  INVESTMENT OBJECTIVES AND ADVISORY FEES FOR FUNDS NOT INCLUDED IN THIS PROXY
           STATEMENT AND ADVISED BY SCUDDER KEMPER INVESTMENTS, INC.

                                 SCUDDER FUNDS+

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
MONEY MARKET FUNDS
  Government Money Market Series  High level of current income consistent with     0.250% of net assets++     $   83,870,139
                                  preservation of capital and liquidity.
  Money Market Series             High level of current income consistent with     0.250% of net assets++     $1,041,528,715
                                  preservation of capital and liquidity.
  Scudder Cash Investment Trust   Stability of capital while maintaining           0.500% to $250 million     $1,182,012,567
                                  liquidity of capital and providing current       0.450% next $250 million
                                  income.                                          0.400% next $500 million
                                                                                   0.350% thereafter++
  Scudder U.S. Treasury Money     Safety, liquidity, and stability of capital      0.500% of net assets++     $  388,528,203
    Fund                          and, consistent therewith, current income.
TAX FREE MONEY MARKET FUNDS
  Scudder California Tax Free     Stability of capital and the maintenance of a    0.500% of net assets       $      218,236
    Money Fund                    constant net asset value of $1.00 per share
                                  while providing California taxpayers income
                                  exempt from both California personal and
                                  regular federal income tax.
  Scudder New York Tax Free       Stability of capital while providing New York    0.500% of net assets++     $   92,514,040
    Money Fund                    taxpayers income exempt from New York state and
                                  New York City personal income taxes and regular
                                  federal income tax.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Tax Free Money Fund     Income exempt from regular federal income tax    0.500% to $500 million     $  283,055,833
                                  and stability of principal through investments   0.480% thereafter++
                                  in municipal securities.
  Tax Free Money Market Series    High level of current income exempt from         0.250% of net assets++     $  270,225,034
                                  federal income tax, consistent with
                                  preservation of capital and liquidity.
TAX FREE FUNDS
  Scudder California Tax Free     To provide California taxpayers with income      0.625% to $200 million     $  324,448,844
    Fund                          exempt from both California personal income tax  0.600% thereafter and regular federal income tax primarily
                                  through investment in California municipal
                                  securities.
  Scudder High Yield Tax Free     High level of income, exempt from regular        0.650% to $300 million     $  336,690,734
    Fund                          federal income tax, from an actively managed     0.600% thereafter
                                  portfolio consisting primarily of
                                  investment-grade municipal securities.
  Scudder Limited Term Tax Free   As high a level of income exempt from regular    0.600% of net assets++     $  116,876,371
    Fund                          federal income tax as is consistent with a high
                                  degree of principal stability.
  Scudder Managed Municipal       Income exempt from regular federal income tax    0.550% to $200 million     $  728,308,005
    Bonds                         primarily through investments in high-grade,     0.500% next $500 million
                                  long term municipal securities.                  0.475% thereafter
  Scudder Massachusetts Limited   As high a level of income exempt from            0.600% of net assets++     $   79,526,656
    Term Tax Free Fund            Massachusetts state personal income tax and
                                  regular federal income tax as is consistent
                                  with a high degree of price stability through
                                  investments primarily in investment-grade
                                  municipal securities.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Massachusetts Tax Free  To provide Massachusetts taxpayers income        0.600% to $400 million     $  373,905,826
    Fund                          exempt from both Massachusetts personal income   0.525% thereafter*
                                  tax and regular federal income tax through
                                  investment primarily in investment-grade
                                  municipal securities with long term maturities.
  Scudder Medium Term Tax Free    High level of income free from regular federal   0.600% to $500 million     $  656,951,039
    Fund                          income taxes and limited principal fluctuation   0.500% thereafter
                                  through investment primarily in high-grade,
                                  intermediate term municipal bonds.
  Scudder New York Tax Free Fund  To provide New York taxpayers income exempt      0.625% to $200 million     $  195,731,396
                                  from New York state and New York City personal   0.600% thereafter
                                  income taxes and regular federal income tax
                                  through investment primarily in New York
                                  municipal securities.
  Scudder Ohio Tax Free Fund      To provide Ohio taxpayers income exempt from     0.600% of net assets++     $   94,450,782
                                  both Ohio personal income tax and regular
                                  federal income tax through investment primarily
                                  in investment-grade municipal securities.
  Scudder Pennsylvania Tax Free   To provide Pennsylvania taxpayers income exempt  0.600% of net assets++     $   78,695,405
    Fund                          from both Pennsylvania personal income tax and
                                  regular federal income tax through investment
                                  primarily in investment-grade municipal
                                  securities.
TAX MANAGED FUNDS
  Scudder Tax Managed Growth      Long term growth of capital on an after-tax      0.800% of net assets                  N/A**
    Fund                          basis primarily through equity investment in
                                  established, medium- to large-sized U.S.
                                  companies with leading competitive positions.
  Scudder Tax Managed Small       Long term capital growth on an after-tax basis   0.900% of net assets                  N/A**
    Company Fund                  primarily through investment primarily in
                                  undervalued stocks of small U.S. companies.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
U.S. INCOME FUNDS
  Scudder Corporate Bond Fund     A high level of current income through           0.650% of net assets                  N/A**
                                  investment primarily in investment-grade
                                  corporate debt securities.
  Scudder GNMA Fund               High current income primarily from U.S.          0.650% to $200 million     $  392,444,820
                                  Government guaranteed mortgage-backed Ginnie     0.600% next $300 million
                                  Mae securities.                                  0.550% thereafter
  Scudder High Yield Bond Fund    A high level of current income and,              0.700% of net assets++     $  176,221,237
                                  secondarily, capital appreciation through
                                  investment primarily in below investment-grade
                                  domestic debt securities.
  Scudder Income Fund             A high level of income, consistent with the      0.650% to $200 million     $  695,255,717
                                  prudent investment of capital, through a         0.600% next $300 million
                                  flexible investment program emphasizing          0.550% thereafter
                                  high-grade bonds.
  Scudder Short Term Bond Fund    High level of income consistent with a high      0.600% to $500 million     $1,165,531,162
                                  degree of principal stability by investing       0.500% next $500 million
                                  primarily in high quality short-term bonds       0.450% next $500 million
                                                                                   0.400% next $500 million
                                                                                   0.375% next $1 billion
                                                                                   0.350% thereafter
  Scudder Zero Coupon 2000 Fund   As high an investment return over a selected     0.600% of net assets++     $   20,453,972
                                  period as is consistent with investment in U.S.
                                  Government securities and the minimization of
                                  reinvestment risk.
GLOBAL INCOME FUNDS
  Scudder Emerging Markets        High current income and, secondarily, long term  1.000% of net assets       $  323,628,082
    Income Fund                   capital appreciation by investing primarily in
                                  high-yielding debt securities issued by
                                  governments and corporations in emerging
                                  markets.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Global Bond Fund        Total return with an emphasis on current income  0.750% to $1 billion       $  135,113,465
                                  by investing primarily in high-grade bonds       0.700% thereafter++
                                  denominated in foreign currencies and the U.S.
                                  dollar. As a secondary objective, the Fund will
                                  seek capital appreciation.
  Scudder International Bond      Income primarily by investing in a managed       0.850% to $1 billion       $  145,818,767
    Fund                          portfolio of high-grade international bonds      0.800% thereafter++
                                  and, secondarily, protection and possible
                                  enhancement of principal value by actively
                                  managing currency, bond market and maturity
                                  exposure and by security selection.
ASSET ALLOCATION FUNDS
  Scudder Pathway Balanced        Balance of growth and income by investing in a   There will be no fee as    $  192,145,173
    Portfolio                     mix of Scudder money market, bond and equity     the Manager will receive
                                  mutual funds.                                    a fee from the underlying
                                                                                   funds.
  Scudder Pathway Conservative    Current income and, secondarily, long term       There will be no fee as    $   16,971,681
    Portfolio                     growth of capital by investing substantially in  the Manager will receive
                                  Scudder bond mutual funds, but will have some    a fee from the underlying
                                  exposure to Scudder equity mutual funds.         funds.
  Scudder Pathway Growth          Long term growth of capital by investing         There will be no fee as    $   49,574,256
    Portfolio                     predominantly in Scudder equity mutual funds     the Manager will receive
                                  designed to provide long term growth.            a fee from the underlying
                                                                                   funds.
  Scudder Pathway International   Maximize total return, consisting of capital     There will be no fee as    $   11,728,045
    Portfolio                     appreciation plus dividend income and interest   the Manager will receive
                                  by investing in a select mix of established      a fee from the underlying
                                  international and global Scudder Funds.          funds.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
U.S. GROWTH AND INCOME FUNDS
  Scudder Balanced Fund           A balance of growth and income from a            0.700% of net assets++     $  158,711,908
                                  diversified portfolio of equity and
                                  fixed-income securities and long term
                                  preservation of capital through a quality-
                                  oriented investment approach designed to reduce
                                  risk.
  Scudder Dividend & Growth Fund  High current income and long term growth of      0.750% of net assets                  N/A**
                                  capital through investment in income paying
                                  equity securities.
  Scudder Growth and Income Fund  Long term growth of capital, current income and  0.600% to $500 million     $6,833,584,122
                                  growth of income.                                0.550% next $500 million
                                                                                   0.500% next $500 million
                                                                                   0.475% next $500 million
                                                                                   0.450% next $1 billion
                                                                                   0.425% next $1.5 billion
                                                                                   0.405% next $1.5 billion
                                                                                   0.3875% next $4 billion
                                                                                   0.370% over $10 billion*
U.S. GROWTH FUNDS
  Classic Growth Fund             Long term growth of capital with reduced share   0.700% of net assets++     $   53,225,783
                                  price volatility compared to other growth
                                  mutual funds.
  Scudder 21st Century Growth     Long term growth of capital by investing         1.000% of net assets++     $   23,296,176
    Fund                          primarily in the securities of emerging growth
                                  companies poised to be leaders in the 21st
                                  century.
  Scudder Development Fund        Long term growth of capital by investing         1.000% to $500 million     $  845,405,075
                                  primarily in securities of small and medium      0.950% next $500 million
                                  size growth companies.                           0.900% thereafter

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Financial Services      Long term growth of capital by investing         0.750% of net assets++     $   36,926,469@
    Fund                          primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.
  Scudder Health Care Fund        Long term growth of capital by investing         0.850% of next assets++    $   40,923,873@
                                  primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.
  Scudder Large Company Growth    Long term growth of capital through investment   0.700% of net assets       $  288,064,975
    Fund (formerly Scudder        primarily in the equity securities of seasoned,
    Quality Growth Fund)          financially strong
                                  U.S. growth companies.
  Scudder Large Company Value     Maximize long term capital appreciation through  0.750% to $500 million     $2,212,733,138
    Fund (formerly Scudder        a value driven investment program.               0.650% next $500 million
    Capital Growth Fund)                                                           0.600% next $500 million
                                                                                   0.550% next $500 million
                                                                                   0.500% next $1.0 billion*
  Scudder Micro Cap Fund          Long term growth of capital by investing         0.750% of net assets       $   91,627,404
                                  primarily in a diversified portfolio of U.S.
                                  micro-cap common stocks.
  Scudder Real Estate Investment  Long term capital growth and current income by   0.800% of net assets++     $   20,435,489
    Fund                          investing primarily in equity securities of
                                  companies in the real estate industry.
  Scudder S&P 500 Index Fund      Investment results that, before expenses,        0.150% of net assets++     $   16,912,276
                                  correspond to the total return of common stocks
                                  publicly traded in the United States, as
                                  represented by the Standard & Poor's 500
                                  Composite Stock Price Index.
  Scudder Small Company Value     Long term growth of capital by investing         0.750% of net assets       $  123,398,822
    Fund                          primarily in undervalued stocks of small U.S.
                                  companies.
  Scudder Technology Fund         Long term growth of capital by investing         0.850% of net assets++     $   37,159,344@
                                  primarily in common stocks and other equity
                                  securities of companies in a group of related
                                  industries.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Value Fund                      Long term growth of capital through investment   0.700% to $500 million     $  297,979,779
                                  in undervalued equity securities.                0.650% over $500 million*
GLOBAL GROWTH FUNDS
  Global Discovery Fund           Above-average capital appreciation over the      1.100% of net assets       $  349,121,954
                                  long term by investing primarily in the equity
                                  securities of small companies located
                                  throughout the world.
  Scudder Emerging Markets        Long term growth of capital primarily through    1.25% of net assets++      $  219,624,481
    Growth Fund                   equity investment in emerging markets around
                                  the globe.
  Scudder Global Fund             Long term growth of capital through a            1.000% to $500 million     $1,766,207,742
                                  diversified portfolio of marketable securities,  0.950% next $500 million
                                  primarily equity securities, including common    0.900% next $500 million
                                  stock, preferred stocks and debt securities      0.850% over $1.5 billion
                                  convertible into common stocks.
  Scudder Gold Fund               Maximum return (principal change and income)     1.000% of net assets       $  132,131,545
                                  consistent with investing in a portfolio of
                                  gold-related equity securities and gold.
  Scudder Greater Europe Growth   Long term growth of capital through investments  1.00% to $1 billion        $  195,514,335
    Fund                          primarily in the equity securities of European   0.90% thereafter*
                                  companies.
  Scudder International Fund      Long term growth of capital primarily from       0.900% to $500 million     $2,884,919,345
                                  foreign equity securities.                       0.850% next $500 million
                                                                                   0.800% next $1 billion
                                                                                   0.750% next $1 billion
                                                                                   0.700% thereafter
  Scudder International Growth    Long term growth of capital and current income   1.000% of net assets++     $   48,880,164
    and Income Fund               primarily from foreign equity securities.
  Scudder International Growth    Long term capital appreciation through           1.000% of net assets                  N/A**
    Fund                          investment primarily in the equity securities
                                  of foreign companies with high growth
                                  potential.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder International Value     Long term capital appreciation through           1.000% of net assets                  N/A**
    Fund                          investment primarily in undervalued foreign
                                  equity securities.
  Scudder Latin America Fund      Long term capital appreciation through           1.250% to $1 billion       $  882,555,049
                                  investment primarily in the securities of Latin  1.150% thereafter
                                  American issuers.
  Scudder Pacific Opportunities   Long term growth of capital primarily through    1.100% of net assets       $  147,276,692
    Fund                          investment in the equity securities of Pacific
                                  Basin companies, excluding Japan.
  The Japan Fund, Inc.            Long term capital appreciation through           0.850% to $100 million     $  265,181,931
                                  investment primarily in equity securities,       0.750% next $200 million
                                  (including American Depository Receipts) of      0.700% next $300 million
                                  Japanese companies.                              0.650% thereafter
CLOSED-END FUNDS
  The Argentina Fund, Inc.        Long term capital appreciation through           Adviser:                   $  135,327,320
                                  investment primarily in equity securities of     1.100% of net assets
                                  Argentine issuers.                               Sub-Adviser:
                                                                                   Paid by Adviser. 0.100%
                                                                                   of net assets
  The Brazil Fund, Inc.           Long term capital appreciation through           1.200% to $150 million     $  429,429,751
                                  investment primarily in equity securities of     1.050% next $150 million
                                  Brazilian issuers.                               1.000% next $200 million
                                                                                   0.900% thereafter
                                                                                   Administrator: Receives
                                                                                   an annual fee of $50,000

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  The Korea Fund, Inc.            Long term capital appreciation through           Adviser:                   $  406,244,000
                                  investment primarily in equity securities of     1.150% to $50 million
                                  Korean companies.                                1.100% next $50 million
                                                                                   1.000% next $250 million
                                                                                   0.950% next $400 million
                                                                                   0.900% thereafter
                                                                                   Sub-Adviser -- Daewoo:
                                                                                   Paid by Adviser.
                                                                                   0.2875% to $50 million
                                                                                   0.275% next $50 million
                                                                                   0.250% next $250 million
                                                                                   0.2375% next $400 million
                                                                                   0.225% thereafter
  Montgomery Street Income        High level of current income consistent with     0.500% to $150 million     $  207,315,702
    Securities, Inc.              prudent investment risks through a diversified   0.450% next $50 million
                                  portfolio primarily of debt securities.          0.400% thereafter
  Scudder Global High Income      High level of current income and, secondarily,   1.200% of net assets       $   80,721,844
    Fund, Inc. (formerly The      capital appreciation through investment
    Latin America Dollar Income   principally in dollar-denominated Latin
    Fund, Inc.)                   American debt instruments.
  Scudder New Asia Fund, Inc.     Long term capital appreciation through           1.250% to $75 million      $   98,866,168
                                  investment primarily in equity securities of     1.150% next $125 million
                                  Asian companies.                                 1.100% thereafter
  Scudder New Europe Fund, Inc.   Long term capital appreciation through           1.250% to $75 million      $  320,293,393
                                  investment primarily in equity securities of     1.150% next $125 million
                                  companies traded on smaller or emerging          1.100% thereafter
                                  European markets and companies that are viewed
                                  as likely to benefit from changes and
                                  developments throughout Europe.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  Scudder Spain and Portugal      Long term capital appreciation through           Adviser:                   $  112,909,567
    Fund, Inc.                    investment primarily in equity securities of     1.000% of net assets
                                  Spanish & Portuguese issuers.                    Administrator:
                                                                                   0.200% of net assets
INSURANCE PRODUCTS
  Scudder Variable Life           Balance of growth and income, as well as long    0.475% of net assets       $  118,373,215
    Investment Fund Balanced      term preservation of capital, from a
    Portfolio                     diversified portfolio of equity and fixed
                                  income securities.
  Scudder Variable Life           High level of income from a high quality         0.475% of net assets       $   81,387,032
    Investment Fund Bond          portfolio of bonds.
    Portfolio
  Scudder Variable Life           Maximize long term capital growth from a         0.475% to $500 million     $  676,317,582
    Investment Fund Capital       portfolio consisting primarily of equity         0.450% next $500 million
    Growth Portfolio              securities.                                      0.425% on assets
                                                                                   over $1.0 billion***
  Scudder Variable Life           Above-average capital appreciation over the      0.975% of net assets++     $   20,115,141
    Investment Fund Global        long term by investing primarily in the equity
    Discovery Portfolio           securities of small companies located
                                  throughout the world.
  Scudder Variable Life           Long term growth of capital, current income and  0.475% of net assets       $  163,603,606
    Investment Fund Growth and    growth of income from a portfolio consisting
    Income Portfolio              primarily of common stocks and securities
                                  convertible into common stocks.
  Scudder Variable Life           Long term growth of capital principally from a   0.875% to $500 million     $  427,237,880
    Investment Fund               diversified portfolio of foreign equity          0.725% thereafter
    International Portfolio       securities.
  Scudder Variable Life           Stability of capital and current income from a   0.370% of net assets       $  102,576,377
    Investment Fund Money Market  portfolio of money market instruments.
    Portfolio

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
AARP FUNDS
  AARP Balanced Stock and Bond    Long term capital growth and income, consistent  0.350% to $2 billion       $  638,356,257
    Fund                          with a share price more stable than other        0.330% next $2 billion
                                  balanced mutual funds, through investment in a   0.300% next $2 billion
                                  combination of stocks, bonds and cash reserves.  0.280% next $2 billion
                                                                                   0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP Bond Fund for Income       High level of current income, consistent with    0.350% to $2 billion       $   58,324,146
                                  greater share price stability than other long    0.330% next $2 billion
                                  term bond mutual funds, through investment       0.300% next $2 billion
                                  primarily in investment-grade debt securities.   0.280% next $2 billion
                                                                                   0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.280% of net assets
  AARP Capital Growth Fund        Long term capital growth, consistent with a      0.350% to $2 billion       $1,228,379,954
                                  share price more stable than other growth        0.330% next $2 billion
                                  funds, through investment in a combination of    0.280% next $2 billion
                                  common stocks and securities convertible into    0.260% next $3 billion
                                  common stocks.                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.320% of net assets
  AARP Diversified Growth         Long term growth of capital through investment   There will be no fee as    $   61,796,818
    Portfolio                     primarily in AARP stock mutual funds.            the manager will receive
                                                                                   a fee from the underlying
                                                                                   funds.

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Diversified Income with    Current income with modest long term             There will be no fee as    $   43,446,418
    Growth Portfolio              appreciation through investment primarily in     the manager will receive
                                  AARP bond mutual funds.                          a fee from the underlying
                                                                                   funds.
  AARP Global Growth Fund         Long term capital growth, consistent with a      0.350% to $2 billion       $  148,029,373
                                  share price more stable than other global        0.330% next $2 billion
                                  funds, through investment primarily in common    0.300% next $2 billion
                                  stocks of established corporations in a wide     0.280% next $2 billion
                                  variety of developed countries.                  0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.550% of net assets
  AARP GNMA and U.S. Treasury     High level of current income, consistent with    0.350% to $2 billion       $4,583,980,460
    Fund                          greater share price stability than other GNMA    0.330% next $2 billion
                                  mutual funds, through investment primarily in    0.300% next $2 billion
                                  high quality U.S. Government-guaranteed GNMA     0.280% next $2 billion
                                  securities and U.S. Treasury obligations.        0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.120% of net assets
  AARP Growth and Income Fund     Long term capital growth and income, consistent  0.350% to $2 billion       $6,606,012,897
                                  with a share price more stable than other        0.330% next $2 billion
                                  growth and income mutual funds, through          0.300% next $2 billion
                                  investment primarily in common stocks with       0.280% next $2 billion
                                  above-average dividend yields and securities     0.260% next $3 billion
                                  convertible into common stocks.                  0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP High Quality Short Term    High level of current income, consistent with    0.350% to $2 billion       $  454,869,518
    Bond Fund                     greater share price stability than other         0.330% next $2 billion
                                  short-term bond mutual funds, through            0.300% next $2 billion
                                  investment primarily in a portfolio of high      0.280% next $2 billion
                                  quality, short-term securities.                  0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP High Quality Money Fund    Current income consistent with maintaining       0.350% to $2 billion       $  471,310,867
                                  stability and safety of principal and a          0.330% next $2 billion
                                  constant net asset value of $1.00 per share      0.300% next $2 billion
                                  while offering liquidity, through investment in  0.280% next $2 billion
                                  high quality securities.                         0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.100% of net assets
  AARP High Quality Tax Free      Current income free from federal income taxes    0.350% to $2 billion       $  102,613,893
    Money Fund                    consistent with maintaining stability and        0.330% next $2 billion
                                  safety of principal and a constant net asset     0.300% next $2 billion
                                  value of $1.00 per share while offering          0.280% next $2 billion
                                  liquidity, through investment in high-quality    0.260% next $3 billion
                                  municipal securities.                            0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.100% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Insured Tax Free General   High level of current income free from federal   0.350% to $2 billion       $1,712,008,168
    Bond Fund                     income taxes, consistent with greater share      0.330% next $2 billion
                                  price stability than other insured tax-free      0.300% next $2 billion
                                  general bond mutual funds, through investment    0.280% next $2 billion
                                  primarily in high quality municipal securities   0.260% next $3 billion
                                  covered by insurance.                            0.250% next $3 billion
                                                                                   0.240% thereafter
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.190% of net assets
  AARP International Growth and   Long term capital growth, consistent with a      0.350% to $2 billion       $   20,259,062
    Income Fund                   share price more stable than other               0.330% next $2 billion
                                  international mutual funds, through investment   0.300% next $2 billion
                                  primarily in a diversified portfolio of foreign  0.280% next $2 billion
                                  common stocks with above-average dividend        0.260% next $3 billion
                                  yields and foreign securities convertible into   0.250% next $3 billion
                                  common stocks.                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.600% of net assets

              FUND                                   OBJECTIVE                             FEE RATE               ASSETS
              ----                                   ---------                             --------               ------
  AARP Small Company Stock Fund   Long term growth of capital, consistent with a   0.350% to $2 billion       $   50,271,473
                                  share price more stable than other small         0.330% next $2 billion
                                  company stock mutual funds, through investment   0.300% next $2 billion
                                  primarily in common stocks of small U.S.         0.280% next $2 billion
                                  companies.                                       0.260% next $3 billion
                                                                                   0.250% next $3 billion
                                                                                   0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.550% of net assets
  AARP U.S. Stock Index Fund      Long term capital growth and income, consistent  0.350% to $2 billion       $   38,085,073
                                  with greater share price stability than an S&P   0.330% next $2 billion
                                  500 Index mutual fund, by taking an indexing     0.300% next $2 billion
                                  approach to investing in common stocks,          0.280% next $2 billion
                                  emphasizing higher dividend stocks while         0.260% next $3 billion
                                  maintaining investment characteristics           0.250% next $3 billion
                                  otherwise similar to the S&P 500 Index.          0.240% thereafter++
                                                                                   INDIVIDUAL FUND FEE
                                                                                   0.000% of net assets

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

 ++ Subject to waivers and/or expense limitations.

  * The addition of this breakpoint is effective October 1, 1998.

 ** Fee information is not available for Scudder Dividend & Growth Fund, which commenced operations on June 1, 1998; Scudder Tax Managed Growth Fund and Scudder Tax Managed Small Company Fund, each of which commenced operations on July 31, 1998; Scudder Corporate Bond Fund, which commenced operations on August 31, 1998; or Scudder International Growth Fund and Scudder International Value Fund, each of which commenced operations on September 1, 1998.

 *** The addition of this breakpoint is expected to be effective October 1, 1998.

  @ Net asset information is provided for the semi-annual period ended May 31, 1998.

                                 KEMPER FUNDS+

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
INCOME FUNDS
  Kemper Adjustable Rate    High current income consistent with low volatility    0.550% to $250 million     $   81,967,000
    U.S. Government Fund    of principal.                                         0.520% next $750 million
                                                                                  0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
  Kemper                    High current income and preservation of capital,      0.550% to $250 million     $  171,400,000
    Short-Intermediate      with equal emphasis, from a portfolio primarily       0.520% next $750 million
    Government Fund         consisting of short-and intermediate-term U.S.        0.500% next $1.5 billion
                            Government securities.                                0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
TAX-FREE INCOME FUNDS
  Kemper Michigan Tax-      High level of current income exempt from federal and  0.550% to $250 million     $    3,091,000
    Free Income Fund        Michigan income taxes through a non-diversified       0.520% next $750 million
                            portfolio of municipal securities.                    0.500% next $1.5 billion
                                                                                  0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper New Jersey Tax-    High level of current income exempt from federal and  0.550% to $250 million     $    5,304,000
    Free Income Fund        New Jersey income taxes through a professionally      0.520% next $750 million
                            managed non-diversified portfolio of municipal        0.500% next $1.5 billion
                            securities.                                           0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**
  Kemper Pennsylvania Tax-  High level of current income exempt from federal and  0.550% to $250 million     $    6,304,000
    Free Income Fund        state of Pennsylvania income taxes through a          0.520% next $750 million
                            professionally managed non-diversified portfolio of   0.500% next $1.5 billion
                            municipal securities.                                 0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter**
  Kemper Texas Tax-Free     A high level of current interest income exempt from   0.550% to $250 million     $   12,469,000
    Income Fund             federal income taxes through a professionally         0.520% next $750 million
                            managed non-diversified portfolio of municipal        0.500% next $1.5 billion
                            securities.                                           0.480% next $2.5 billion
                                                                                  0.450% next $2.5 billion
                                                                                  0.430% next $2.5 billion
                                                                                  0.410% next $2.5 billion
                                                                                  0.400% thereafter
CLOSED-END FUNDS
  The Growth Fund of        Long-term capital appreciation by investing           1.000% of net assets(2)    $  315,059,000
    Spain, Inc.             primarily in equity securities of Spanish companies.
  Kemper High Income Trust  Highest current income obtainable consistent with     0.850% of net assets(2)    $  222,919,000
                            reasonable risk with capital gains secondary.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Intermediate       High current income consistent with preservation of   0.800% of net assets(2)    $  267,218,000
    Government Trust        capital by investing in U.S. and foreign government
                            securities.
  Kemper Multi-Market       High current income consistent with prudent total     0.850% of net assets(2)    $  217,508,000
    Income Trust            return asset management by investing in a
                            diversified portfolio of investment grade tax-exempt
                            securities.
  Kemper Municipal Income   High level of current income exempt from federal      0.550% of net assets(2)    $  686,179,000
    Trust                   income tax.
  Kemper Strategic Income   High current income by investing its assets in a      0.850% of net assets(2)    $   53,129,000
    Fund                    combination of lower-rated corporate fixed-income
                            securities, fixed-income securities of emerging
                            market and other foreign issuers and, fixed-income
                            securities of the U.S. Government and its agencies
                            and instrumentalities and private mortgage-backed
                            issuers.
  Kemper Strategic          High level of current income exempt from federal      0.600% of net assets(2)    $  130,895,000
    Municipal Income Trust  income tax by investing in a diversified portfolio of tax-exempt municipal securities.
ANNUITY PRODUCTS
  Kemper Blue Chip          Growth of capital and income.                         0.650% of net assets       $   18,421,000
    Portfolio
  Kemper Contrarian Value   High rate of return.                                  0.750% of net assets       $  162,380,000
    Portfolio
  Kemper Global Blue Chip   Long-term growth of capital through diversified       1.000% to $250 million                N/A*
    Portfolio               worldwide portfolio of marketable securities,         0.950% next $750 million
                            primarily equity securities.                          0.900% thereafter
  Kemper Global Income      High current income consistent with prudent total     0.750% of net assets       $    2,145,000
    Portfolio               return asset management.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Government         High current income consistent with preservation of   0.550% of net assets       $   86,682,000
    Securities Portfolio    capital from a portfolio consisting primarily of
                            U.S. Government securities.
  Kemper Growth Portfolio   Maximum appreciation of capital.                      0.600% of net assets       $  563,016,000
  Kemper High Yield         High level of current income by investing in fixed    0.600% of net assets       $  391,664,000
    Portfolio               income securities.
  Kemper Horizon 10+        A balance between growth of capital and income        0.600% of net assets       $   22,553,000
    Portfolio               consistent with moderate risk.
  Kemper Horizon 20+        Growth of capital and, secondarily, income.           0.600% of net assets       $   16,659,000
    Portfolio
  Kemper Horizon 5          Income consistent with preservation of capital, and   0.600% of net assets       $   14,258,000
    Portfolio               secondarily, growth.
  Kemper International      Long-term growth of capital and current income,       1.000% of net assets                  N/A*
    Growth and Income       primarily from foreign equity securities.
    Portfolio
  Kemper International      Total return, a combination of capital growth and     0.750% of net assets       $  200,046,000
    Portfolio               income, principally through an internationally
                            diversified portfolio of equity securities.
  Kemper Investment Grade   High current income by investing primarily in a       0.600% of net assets       $   15,504,000
    Bond Portfolio          diversified portfolio of investment grade debt
                            securities.
  Kemper Money Market       Maximum current income to the extent consistent with  0.500% of net assets       $  100,143,000
    Portfolio               stability of principal from a portfolio of high
                            quality money market instruments.
  Kemper Small Cap Growth   Maximum capital appreciation from a portfolio         0.650% of net assets       $  137,415,000
    Portfolio               primarily consisting of growth stocks of small
                            companies.
  Kemper Small Cap Value    Long-term capital appreciation from a portfolio       0.750% of net assets       $   76,108,000
    Portfolio               primarily of value stocks of smaller companies.
  Kemper Total Return       High total return through a combination of income     0.550% of net assets       $  786,996,000
    Portfolio               and capital appreciation.

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Kemper Value+Growth       Growth of capital through professional management of  0.750% of net assets       $   69,094,000
    Portfolio               a portfolio of growth and value stocks.
  Kemper-Dreman Financial   Long-term capital appreciation by investing           0.750% to $250 million                N/A*
    Services Portfolio      primarily in common stocks and other equity           0.720% next $750 million
                            securities of companies in the financial services     0.700% next $1.5 billion
                            industry believed by the investment manger to be      0.680% next $2.5 billion
                            undervalued.                                          0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% thereafter
  Kemper-Dreman High        High rate of total return.                            0.750% to $250 million                N/A*
    Return Equity                                                                 0.720% next $750 million
    Portfolio                                                                     0.700% next $1.5 billion
                                                                                  0.680% next $2.5 billion
                                                                                  0.650% next $2.5 billion
                                                                                  0.640% next $2.5 billion
                                                                                  0.630% next $2.5 billion
                                                                                  0.620% thereafter
MONEY MARKET FUNDS
  Government Securities     Maximum current income to the extent consistent with  0.220% to $500 million     $  810,001,000
    Portfolio (Cash         stability of capital from a portfolio of U.S.         0.200% next $500 million
    Account Trust)          Government obligations.                               0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**
  Government Securities     Maximum current income to the extent consistent with  0.220% to $500 million     $  391,861,000
    Portfolio (Cash         stability of capital from a portfolio of U.S.         0.200% next $500 million
    Equivalent Fund)        Government obligations.                               0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(4)

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Government Securities     Maximum current income to the extent consistent with  0.150% of net assets(5)**  $  312,194,000
    Portfolio (Investors    stability of capital by investing in U.S. Government
    Cash Trust)             obligations and repurchase agreements.
  Investors Florida         Maximum current income exempt from federal income     0.220% to $500 million     $    7,611,000
    Municipal Cash Fund     taxes to the extent consistent with stability of      0.200% next $500 million
                            capital.                                              0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Investors Michigan        Maximum current income exempt from federal and        0.22% to $500 million                 N/A*
    Municipal Cash Fund     Michigan income taxes to the extent consistent with   0.20% next $500 million
                            stability of capital                                  0.175% next $1 billion
                                                                                  0.16% next $1 billion
                                                                                  0.15% thereafter
  Investors New Jersey      Maximum current income exempt from federal and New    0.220% to $500 million     $    4,665,000
    Municipal Cash Fund     Jersey income taxes to the extent consistent with     0.200% next $500 million
                            stability of capital.                                 0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Investors Pennsylvania    Maximum current income exempt from federal and        0.220% to $500 million     $    3,195,000
    Municipal Cash Fund     Pennsylvania income taxes to the extent consistent    0.200% next $500 million
                            with stability of capital.                            0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Money Market Portfolio    Maximum current income to the extent consistent with  0.220% to $500 million     $2,004,420,000
    (Cash Account Trust)    stability of capital from a portfolio primarily of    0.200% next $500 million
                            commercial paper and bank obligations.                0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Money Market Portfolio    Maximum current income to the extent consistent with  0.220% to $500 million     $  851,592,000
    (Cash Equivalent Fund)  stability of capital from a portfolio primarily of    0.200% next $500 million
                            commercial paper and bank obligations.                0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(4)
  Tax-Exempt Portfolio      Maximum current income exempt from federal income     0.220% to $500 million     $  370,036,000
    (Cash Account Trust)    taxes to the extent consistent with stability of      0.200% next $500 million
                            capital from a portfolio of municipal securities.     0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(1)**
  Tax-Exempt Portfolio      Maximum current income that is exempt from federal    0.220% to $500 million     $  333,427,000
    (Cash Equivalent Fund)  income taxes to the extent consistent with stability  0.200% next $500 million of capital from a portfolio of municipal securities.  0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter
  Treasury Portfolio        Maximum current income to the extent consistent with  0.150% of net assets(5)**  $   74,290,000
    (Investors Cash Trust)  stability of capital by investing in U.S. Government obligations and repurchase agreements.
  Zurich Government Money   Maximum current income to the extent consistent with  0.500% to $215 million     $  686,871,000
    Fund                    stability of principal from a portfolio of U.S.       0.375% next $335 million
                            Government obligations.                               0.300% next $250 million
                                                                                  0.250% thereafter(6)
  Zurich Money Market Fund  Maximum current income to the extent consistent with  0.500% to $215 million     $4,538,627,000
                            stability of principal from a portfolio primarily     0.375% next $335 million
                            consisting of commercial paper and bank obligations.  0.300% next $250 million
                                                                                  0.250% thereafter(6)

           FUND                                  OBJECTIVE                                FEE RATE               ASSETS
           ----                                  ---------                                --------               ------
  Zurich Tax-Free Money     Maximum current income to the extent consistent with  0.500% to $215 million     $  815,894,000
    Fund                    stability of principal from a portfolio of municipal  0.375% next $335 million
                            securities.                                           0.300% next $250 million
                                                                                  0.250% thereafter(6)
  Zurich YieldWise Money    Maximum current income to the extent consistent with  0.500% to $215 million     $1,071,728,000
    Fund                    stability of principal by investing in high-quality   0.375% next $335 million
                            short-term money market instruments                   0.300% next $250 million
                                                                                  0.250% thereafter**
  Tax-Exempt New York       Maximum current income exempt from federal, New York  0.220% to $500 million     $  104,198,000
    Money Market Fund       State and New York City income taxes to the extent    0.200% next $500 million
                            consistent with stability of capital.                 0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter(3)**
  Tax-Exempt California     Maximum current income exempt from federal and        0.220% to $500 million     $  117,432,000
    Money Market Fund       California income taxes to the extent consistent      0.200% next $500 million
                            with stability of capital.                            0.175% next $1 billion
                                                                                  0.160% next $1 billion
                                                                                  0.150% thereafter

------------------------------
  + The information provided below is shown as of the end of each Fund's last fiscal year, unless otherwise noted.

  * Fee information is not available for Investors Michigan Municipal Cash Fund, which commenced operations on April 6, 1998; Kemper-Dreman High Return Equity Portfolio, which commenced operations on May 1, 1998; Kemper-Dreman Financial Services Portfolio, which commenced operations on May 4, 1998; or Kemper Global Blue Chip Portfolio and Kemper International Growth and Income Portfolio, each of which commenced operations on May 5, 1998.

 ** Subject to waivers and/or reimbursements.

  (1) Payable in the aggregate for each of the Government Securities Portfolio, Money Market Portfolio and Tax-Exempt Portfolio series of Cash Account Trust.

  (2) Based on average weekly net assets.

  (3) Payable in the aggregate for each of the Investors Florida Municipal Cash Fund, Investors New Jersey Municipal Cash Fund, Investors Pennsylvania Municipal Cash Fund and Tax-Exempt New York Money Market Fund series of Investors Municipal Cash Fund.

  (4) Payable in the aggregate for each of the Government Securities Portfolio and Money Market Portfolio series of Cash Equivalent Fund.

  (5) Payable in the aggregate for each of the Government Securities Portfolio and Treasury Portfolio series of Investors Cash Trust.

  (6) Payable in the aggregate for each of the Zurich Government Money Fund, Zurich Money Market Fund and Zurich Tax-Free Money Fund series of Zurich Money Funds.

                                                                       EXHIBIT C

                              FINANCIAL HIGHLIGHTS

ADJUSTABLE RATE FUND

                                                  CLASS A
                                     ---------------------------------
                                           YEAR ENDED AUGUST 31,
                                     ---------------------------------
                                     1998    1997   1996   1995   1994
                                     ----    ----   ----   ----   ----
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  year.............................  $8.31   8.22   8.30   8.33   8.68
Income from investment operations:
  Net investment income............    .41    .45    .46    .48    .34
  Net realized and unrealized gain
    (loss).........................   (.11)   .09   (.09)  (.04)  (.29)
Total from investment operations...    .30    .54    .37    .44    .05
Less distribution from net
  investment income................    .42    .45    .45    .47    .40
Net asset value, end of year.......  $8.19   8.31   8.22   8.30   8.33
                                     -----   ----   ----   ----   ----
TOTAL RETURN.......................   3.68%  6.75   4.55   5.52    .59
RATIOS TO AVERAGE NET ASSETS
Expenses...........................   1.36%  1.25   1.15   1.10    .93
Net investment income..............   4.79%  5.50   5.49   5.76   3.96

                                                    CLASS B
                                    ---------------------------------------
                                                                  MAY 31,
                                      YEAR ENDED AUGUST 31,          TO
                                    --------------------------   AUGUST 31,
                                    1998    1997   1996   1995      1994
                                    ----    ----   ----   ----   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period..........................  $8.32   8.23   8.31   8.32      8.37
Income from investment operations:
  Net investment income...........    .36    .39    .40    .43       .07
  Net realized and unrealized gain
    (loss)........................   (.11)   .09   (.09)  (.04)     (.04)
Total from investment
  operations......................    .25    .48    .31    .39       .03
Less distribution from net
  investment income...............    .36    .39    .39    .40       .08
Net asset value, end of period....  $8.21   8.32   8.23   8.31      8.32
                                    -----   ----   ----   ----      ----
TOTAL RETURN (NOT ANNUALIZED).....   3.06%  5.96   3.79   4.84       .34
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses..........................   1.99%  1.93   1.89   1.85      1.96
Net investment income.............   4.16%  4.82   4.75   5.01      3.36

                                                      CLASS C
                                     ------------------------------------------
                                                                       MAY 31
                                         YEAR ENDED AUGUST 31,           TO
                                     -----------------------------   AUGUST 31,
                                     1998       1997   1996   1995      1994
                                     ----       ----   ----   ----   ----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period...........................  $8.33      8.24   8.32   8.33      8.37
Income from investment operations:
  Net investment income............    .36       .39    .40    .43       .08
  Net realized and unrealized gain
    (loss).........................   (.11)      .09   (.09)  (.04)     (.04)
Total from investment operations...    .25       .48    .31    .39       .04
Less distribution from net
  investment income................    .36       .39    .39    .40       .08
Net asset value, end of period.....  $8.22      8.33   8.24   8.32      8.33
                                     -----      ----   ----   ----      ----
TOTAL RETURN (NOT ANNUALIZED)......   3.10%     5.98   3.82   4.89       .47
RATIOS TO AVERAGE NET ASSETS
  (ANNUALIZED)
Expenses...........................   1.95%     1.88   1.89   1.79      1.88
Net investment income..............   4.20%     4.87   4.75   5.07      3.52

SUPPLEMENTAL DATA FOR ALL CLASSES

                                         YEAR ENDED AUGUST 31,
                             ---------------------------------------------
                              1998      1997     1996     1995      1994
                              ----      ----     ----     ----      ----
Net assets at end of year
  (in thousands)...........  $69,307   81,967   94,477   129,757   202,815
Portfolio turnover rate....      149%     249      272       308       533

---------------
NOTES: Scudder Kemper had agreed to absorb certain operating expenses during a portion of the year ended August 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90%, respectively, for the year ended August 31, 1994.

Total return does not reflect the effect of any sales charges.

TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

SHORT-INTERMEDIATE FUND

                                                    CLASS A
                            --------------------------------------------------------
                            SIX MONTHS    YEAR ENDED      TWO MONTHS     YEAR ENDED
                              ENDED      SEPTEMBER 30,       ENDED        JULY 31,
                            MARCH 31,    -------------   SEPTEMBER 30,   -----------
                               1998      1997    1996        1995        1995   1994
                            ----------   ----    ----    -------------   ----   ----
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period................    $7.80      7.89    8.08        8.09        8.11   8.63
Income from investment
 operations:
 Net investment income....      .23       .51     .54         .09         .54    .48
 Net realized and
  unrealized loss.........     (.01)     (.07)   (.20)       (.01)       (.03)  (.44)
Total from investment
 operations...............      .22       .44     .34         .08         .51    .04
Less dividends:
 Distribution from net
  investment income.......      .24       .53     .53         .09         .53    .45
 Distribution from net
  realized gain...........       --        --      --          --          --    .11
Total dividends...........      .24       .53     .53         .09         .53    .56
Net asset value, end of
 period...................    $7.78      7.80    7.89        8.08        8.09   8.11
                              -----      ----    ----        ----        ----   ----
TOTAL RETURN
 (NOT ANNUALIZED).........     2.93%     5.80    4.25        1.00        6.58    .41
RATIOS TO AVERAGE NET
 ASSETS (ANNUALIZED)
Expenses..................     1.14%     1.19    1.15        1.05        1.06   1.06
Net investment income.....     5.77%     6.61    6.65        6.56        6.65   5.85

                                                    CLASS B
                            --------------------------------------------------------
                            SIX MONTHS    YEAR ENDED      TWO MONTHS     YEAR ENDED
                              ENDED      SEPTEMBER 30,       ENDED        JULY 31,
                            MARCH 31,    -------------   SEPTEMBER 30,   -----------
                               1998      1997    1996        1995        1995   1994
                            ----------   ----    ----    -------------   ----   ----
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period................    $7.77      7.85    8.05        8.06        8.08   8.61
Income from investment
 operations:
 Net investment income....      .18       .46     .46         .08         .47    .40
 Net realized and
  unrealized loss.........     (.01)     (.07)   (.20)       (.01)       (.03)  (.44)
Total from investment
 operations...............      .17       .39     .26         .07         .44   (.04)
Less dividends:
 Distribution from net
  investment income.......      .21       .47     .46         .08         .46    .38
 Distribution from net
  realized gain...........       --        --      --          --          --    .11
Total dividends...........      .21       .47     .46         .08         .46    .49
Net asset value, end of
 period...................    $7.73      7.77    7.85        8.05        8.06   8.08
                              -----      ----    ----        ----        ----   ----
TOTAL RETURN
 (NOT ANNUALIZED).........     2.24%     5.11    3.28         .87        5.68   (.48)
RATIOS TO AVERAGE NET
 ASSETS (ANNUALIZED)
Expenses..................     2.08%     2.02    1.97        1.91        1.87   1.93
Net investment income.....     4.83%     5.78    5.83        5.70        5.84   4.95

                                                        CLASS C
                            ----------------------------------------------------------------
                            SIX MONTHS    YEAR ENDED      TWO MONTHS       YEAR      MAY 31
                              ENDED      SEPTEMBER 30,       ENDED        ENDED        TO
                            MARCH 31,    -------------   SEPTEMBER 30,   JULY 31,   JULY 31,
                               1998      1997    1996        1995          1995       1994
                            ----------   ----    ----    -------------   --------   --------
PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning
 of period................    $7.78      7.86    8.06        8.06          8.08       8.09
Income from investment
 operations:
 Net investment income....      .20       .47     .47         .09           .47        .07
 Net realized and
  unrealized loss.........     (.01)     (.07)   (.20)       (.01)         (.03)      (.01)
Total from investment
 operations...............      .19       .40     .27         .08           .44        .06
Less distribution from net
 investment income........      .22       .48     .47         .08           .46        .07
Net asset value, end of
 period...................    $7.75      7.78    7.86        8.06          8.06       8.08
                              -----      ----    ----        ----          ----       ----
TOTAL RETURN (NOT
 ANNUALIZED)..............     2.42%     5.24    3.36        1.00          5.73        .77
RATIOS TO AVERAGE NET
 ASSETS (ANNUALIZED)
Expenses..................     1.83%     1.86    1.85        1.74          1.78       1.83
Net investment income.....     5.08%     5.94    5.95        5.87          5.93       5.54

SUPPLEMENTAL DATA FOR ALL CLASSES

                       SIX MONTHS      YEAR ENDED        TWO MONTHS        YEAR ENDED
                         ENDED        SEPTEMBER 30,         ENDED           JULY 31,
                       MARCH 31,    -----------------   SEPTEMBER 30,   -----------------
                          1998       1997      1996         1995         1995      1994
                       ----------    ----      ----     -------------    ----      ----
Net assets at end of
 period (in
 thousands)..........   $166,208    171,400   204,021      239,619      246,248   266,640
Portfolio turnover
 rate (annualized)...        336%       164       180          173          597       916

---------------
NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1998 is unaudited.

                                                                       EXHIBIT D

                  ADJUSTABLE RATE FUND'S FUNDAMENTAL POLICIES

THE ADJUSTABLE RATE FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Adjustable Rate Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Invest more than 15% of its net assets in illiquid securities.

Thank you
Thank you

                                           for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

Thank you
Thank you

                                           for mailing your proxy card promptly!

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               WE APPRECIATE YOUR
                             CONTINUING SUPPORT AND
                            LOOK FORWARD TO SERVING
                         YOUR FUTURE INVESTMENT NEEDS.

KEMPER FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

KEMPER FUNDS

c Kemper Short-Intermediate Government Fund

                                                              Short-Intermediate

                                                (LOGO)Printed on recycled paper.

KEMPER FUNDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

KEMPER FUNDS

- Kemper Adjustable Rate U.S. Government Fund

                                                                      Adjustable

                                                (LOGO)Printed on recycled paper.

                  KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

            RELATING TO THE ACQUISITION OF ASSETS AND LIABILITIES OF
                   KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

                            DATED: NOVEMBER 20, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information provides information about the Kemper Adjustable Rate U.S. Government Fund (the "Adjustable Rate Fund" or a "Fund"), an open-end management investment company organized as a Massachusetts business trust (a "Trust"), in addition to information contained in the Prospectus/Proxy Statement of the Adjustable Rate Fund, dated November 20, 1998, which also serves as the proxy statement of the Kemper Short-Intermediate Government Fund (the "Short-Intermediate Fund" or a "Fund"), a series of the Kemper Portfolios, an open-end investment company organized as a Massachusetts business trust (also a "Trust"), in connection with the issuance of Class A, B and C shares of the Adjustable Rate Fund to shareholders of the Short-Intermediate Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus/Proxy Statement, into which it has been incorporated by reference and which may be obtained by contacting the Funds located at 222 South Riverside Plaza, Chicago, Illinois 60606 (telephone No.
(800) 621-1048 or (800) 414-7447).

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Proposed Reorganization of the Short-Intermediate Fund......     S-1
Additional Information About the Adjustable Rate Fund.......     S-2
Additional Information About the Short-Intermediate Fund....     S-2
Financial Statements........................................     S-2
Agreement and Plan of Reorganization........................  Exhibit A
Statement of Additional Information for the Adjustable Rate
  Fund and the Short-Intermediate Fund......................  Exhibit B
Financial Statements for the Adjustable Rate Fund...........  Exhibit C
Financial Statements for the Short-Intermediate Fund........  Exhibit D
Pro Forma Financial Statements..............................  Exhibit E

The Funds will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

PROPOSED REORGANIZATION OF THE SHORT-INTERMEDIATE FUND

The shareholders of the Short-Intermediate Fund are being asked to approve an Agreement and Plan of Reorganization by and between the Adjustable Rate Fund and the Short-Intermediate Fund (the "Agreement") pursuant to which the Short-Intermediate Fund would (i) transfer all of its assets to the Adjustable Rate Fund in exchange for Class A, B and C shares of beneficial interest of the Adjustable Rate Fund and the Adjustable Rate Fund's assumption of the liabilities of the Short-Intermediate Fund, (ii) distribute such shares of the Adjustable Rate Fund to the holders of shares of the Short-Intermediate Fund and
(iii) be liquidated, dissolved and terminated as a series of the Kemper Portfolios in accordance with the Trust's Declaration of Trust. A copy of the Agreement is attached hereto as Exhibit A.

ADDITIONAL INFORMATION ABOUT THE ADJUSTABLE RATE FUND

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Adjustable Rate Fund, dated December 30, 1997, attached as Exhibit B to this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE SHORT-INTERMEDIATE FUND

Incorporated herein by reference in its entirety is the Statement of Additional Information of the Short-Intermediate Fund, dated December 30, 1997, attached as Exhibit B to this Statement of Additional Information.

FINANCIAL STATEMENTS

Incorporated herein by reference in their entireties are (i) for the Adjustable Rate Fund, the audited financial statements for the fiscal year ended August 31, 1998, attached as Exhibit C hereto; (ii) for the Short-Intermediate Fund, the unaudited financial statements for the six months ended March 31, 1998 and the audited financial statements for the fiscal year ended September 30, 1997, attached as Exhibit D hereto; and (iii) the proforma financial statements as of August 31, 1998 attached as Exhibit E hereto.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the "Agreement") is made as of September 18, 1998, by and between the Kemper Adjustable Rate U.S. Government Fund (the "Acquiring Fund") an open-end management investment company organized as a business trust formed under the laws of the Commonwealth of Massachusetts, and the Kemper Short-Intermediate Government Fund (the "Acquired Fund") series of Kemper Portfolios, an open-end management investment company organized as a business trust formed under the laws of the Commonwealth of Massachusetts (the "Acquired Fund Trust").

                                  WITNESSETH:

WHEREAS, the Board of Trustees of the Acquiring Fund and the Acquired Fund Trust, on behalf of the Acquired Fund, have determined that entering into this Agreement for the Acquiring Fund to acquire the assets and liabilities of the Acquired Fund is in the best interests of the shareholders of each respective fund; and

WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code");

NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1. PLAN OF TRANSACTION.

a. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Acquired Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Acquired Fund (including accrued interest to the Closing Date), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

b. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that on the Closing Date, defined in Section 2 hereof, the Acquiring Fund will (i) deliver to the Acquired Fund, a number of full and fractional Class A, Class B, Class C shares of beneficial interest of the Acquiring Fund having an aggregate net asset value in an amount equal to the aggregate value of the Assets net of any liabilities of the Acquired Fund described in Section 3e hereof (the "Liabilities") determined pursuant to Section 3a of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Acquired Fund's Liabilities. The calculation of full and fractional Class A, Class B and Class C shares of beneficial interest of the Acquiring Fund to be exchanged shall be carried out to no less than two (2) decimal places. The Acquiring Fund Shares shall consist of a number of full and fractional Class A, Class B and Class C shares of the Acquiring Fund that will permit the Acquired Fund to make the distribution described below. On the Closing Date, the Acquiring Fund shall deliver to the Acquired Fund the Acquiring Fund Shares in the amount determined pursuant to this Section 1b and the Acquired Fund thereafter shall, in order to effect the distribution of such shares to the Acquired Fund's shareholders in liquidation of the Acquired Fund and in exchange for the shareholders' shares of the Acquired Fund, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Acquired Fund on a class by class basis in accordance with their holdings of Class A, Class B or Class C shares of the Acquired Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct. All Acquiring Fund Shares delivered to the Acquired Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other similar fee being imposed.

2. CLOSING OF THE TRANSACTION.

CLOSING DATE. The closing shall be February 5, 1999 or such later date as the parties may mutually agree (the "Closing Date").

3. PROCEDURE FOR REORGANIZATION.

a. VALUATION. The value of the Assets and Liabilities of the Acquired Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Acquired Fund.

b. DELIVERY OF FUND ASSETS. The Assets shall be delivered to Investors Fiduciary Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian for the Acquiring Fund (the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps.

c. FAILURE TO DELIVER SECURITIES. If the Acquired Fund is unable to make delivery pursuant to Section 3b hereof to the Custodian of any of the Acquired Fund's securities for the reason that any of such securities purchased by the Acquired Fund have not yet been delivered to it by the Acquired Fund's broker or brokers, then, in lieu of such delivery, the Acquired Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or Custodian, including brokers' confirmation slips.

d. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Acquired Fund in the distribution of the Acquiring Fund Shares to the Acquired Fund shareholders after delivery of the Acquiring Fund Shares to the Acquired Fund, will establish pursuant to the request of the Acquired Fund an open account with the Acquiring Fund for each shareholder of the Acquired Fund and, upon request by the Acquired Fund, shall transfer to such account the exact number of full and fractional Class A, Class B and Class C shares of the Acquiring Fund then held by the Acquired Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares. Upon liquidation or dissolution of the Acquired Fund, certificates representing shares of beneficial interest stock of the Acquired Fund shall become null and void.

e. LIABILITIES. The Liabilities shall include all of Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

f. EXPENSES. The expenses associated with the transactions contemplated herein will be borne by Scudder Kemper Investments, Inc., investment manager for the Funds.

g. LIQUIDATION AND DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Board of Trustees of the Acquired Fund Trust and the Acquired Fund shall take all necessary and proper action to completely liquidate and terminate the Acquired Fund as a series in accordance with Massachusetts law and the Acquiring Fund Trust's Declaration of Trust. Immediately after the Closing Date, the stock transfer books relating to the Acquired Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4. ACQUIRED FUND'S REPRESENTATIONS AND WARRANTIES.

The Acquired Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

a. ORGANIZATION. The Acquired Fund Trust is a business trust duly formed, existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact business in the Commonwealth of Massachusetts. The Acquired Fund is a separate series of the Acquired Fund Trust duly designated in accordance with the applicable provisions of the Acquired Fund Trust's Declaration of Trust. The Acquired Fund Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Fund Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund.

b. REGISTRATION. The Acquired Fund Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management company and such registration has not been revoked or rescinded. The Acquired Fund is a diversified series of the Acquired Fund Trust. The Acquired Fund Trust and the Acquired Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquired Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

c. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquired Fund audited as of and for the fiscal year ended September 30, 1997, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Acquired Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

d. FINANCIAL STATEMENTS. The Acquired Fund shall furnish to the Acquiring Fund an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Acquired Fund's operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquired Fund as complying with the requirements hereof.

e. CONTINGENT LIABILITIES. There are no contingent Liabilities of the Acquired Fund not disclosed in the financial statements delivered pursuant to Sections 4c and 4d which would materially affect the Acquired Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquired Fund which would, if adversely determined, materially affect the Acquired Fund's financial condition. All Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

f. MATERIAL AGREEMENTS. The Acquired Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquired Fund's Prospectus and Statement of Additional Information, there are no material agreements outstanding relating to the Acquired Fund to which the Acquired Fund is a party.

g. TAX RETURNS. At the date hereof, all federal and other material tax returns and reports of the Acquired Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

h. CORPORATE AUTHORITY. The Acquired Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquired Fund's Board of Trustees, and except for obtaining approval of the holders of the shares of the Acquired Fund, no other corporate acts or proceedings by the Acquired Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquired Fund and constitutes the legal, valid and binding obligation of Acquired Fund enforceable in accordance with its terms.

i. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquired Fund does not and will not (i) violate any provision of the Acquired Fund Trust's Declaration of Trust or the Designation of Series of the Acquired Fund, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquired Fund, (iii) result in a violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquired Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquired Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement.

j. TITLE. The Acquired Fund has good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever other than a lien for taxes not yet due and payable, and full right, power and authority to sell assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and dear of all liens, mortgage encumbrances, charges, claims and equities other than a lien for taxes not yet due and payable.

k. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, as amended or as supplemented if it shall have been amended or supplemented, conforms and will conform as it relates to the Acquired Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4k apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Acquired Fund by the Acquiring Fund.

l. TAX QUALIFICATION. The Acquired Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending on or prior to the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending on or prior to the Closing Date.

m. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

5. THE ACQUIRING FUND'S REPRESENTATIONS AND WARRANTIES.

The Acquiring Fund hereby represents and warrants to the Acquired Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquired Fund that:

a. ORGANIZATION. The Acquiring Fund is a business trust duly formed, existing and in good standing under the laws of the Commonwealth of Massachusetts and is duly authorized to transact business in the Commonwealth of Massachusetts. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

b. REGISTRATION. The Acquiring Fund is registered under the 1940 Act as an open-end management company and such registration has not been revoked or rescinded. The Acquiring Fund is a diversified fund. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder. All of the outstanding shares of beneficial interest of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive dissenters rights.

c. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the fiscal year ended August 31, 1997, true and complete copies of which have been heretofore furnished to the Acquired Fund fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

d. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Acquired Fund an unaudited statement of assets and liabilities as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

e. CONTINGENT LIABILITIES. There are no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5c and 5d which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition.

f. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the Acquiring Fund Prospectus and Statement of Additional Information there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

g. TAX RETURNS. At the date hereof, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

h. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund's Board of Trustees, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms.

i. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) violate any provision of the Acquiring Fund's Declaration of Trust, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a violation or breach of, or constitute a default under, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. No consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

j. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

k. SHARES OF THE ACQUIRING FUND: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued and fully paid and non-assessable by the Acquiring Fund and conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Acquired Fund.

l. SHARES OF THE ACQUIRING FUND: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act and all applicable state securities laws.

m. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform as it relates to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5M apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquired Fund furnished to the Acquiring Fund by the Acquired Fund.

n. TAX QUALIFICATION. The Acquiring Fund has qualified or will qualify as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date; and has satisfied or will satisfy the distribution requirements imposed by Section 852 of the Code for each of its taxable years ending prior to the Closing Date and for its taxable year that includes the Closing Date.

6. COVENANTS.

During the period from the date of this Agreement and continuing until the Closing Date the Acquired Fund and Acquiring Fund (except as expressly contemplated or permitted by this Agreement) agree as follows:

a. OTHER ACTIONS. The Acquired Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

b. GOVERNMENT FILINGS; CONSENTS. The Acquired Fund and Acquiring Fund shall file all reports required to be filed by the Acquired Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Acquired Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals, and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the Secretary of State of the Commonwealth of Massachusetts.

c. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY
   STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Acquired Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Exchange Act and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Acquired Fund shall promptly prepare and provide the Prospectus/ Proxy Statement to the Acquiring Fund and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Acquired Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Acquired Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Acquired Fund and such affiliates without the prior written consent of the Acquired Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Acquired Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund's shares of beneficial interest in the transactions contemplated by this Agreement, and the Acquired Fund shall furnish all information concerning the Acquired Fund and the holders of the Acquired Fund's shares of beneficial interest as may be reasonably requested in connection with any such action.

d. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Acquired Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other documents (each, a "Document", collectively, the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Acquired Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws (other than Documents which such party is not permitted to disclose under applicable law).

e. SHAREHOLDERS MEETING. The Acquired Fund shall call a meeting of the Acquired Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Acquired Fund as of the record date for such meeting of shareholders. The Board shall recommend to the Acquired Fund shareholders' approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

f. COORDINATION OF PORTFOLIOS. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Acquired Fund.

g. DISTRIBUTION OF THE SHARES. On the Closing Date, the Acquired Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Acquired Fund's shareholders and such that the Acquired Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Acquired Fund covenants further that, pursuant to Section 3g, it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Acquired Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

h. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Acquired Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

i. ADDITIONAL AGREEMENTS. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement the appropriate party or parties to this Agreement shall take all such necessary action.

j. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Acquired Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law or the rules of any national securities exchange on which such party's securities are traded.

k. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund Trust, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund Trust, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Vedder, Price, Kaufman & Kammholz, counsel to both Funds, to render the tax opinion contemplated herein.

l. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Acquired Fund may declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7. CONDITIONS TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquired Fund, of the following conditions:

a. ACQUIRED FUND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest in the Acquired Fund.

b. ACQUIRING FUND SHAREHOLDER APPROVAL. A new investment objective and policies shall have been approved by a majority of the outstanding voting securities of the Acquiring Fund.

c. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, and as of the Closing Date there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund, and the Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Acquired Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

d. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

e. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

f. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity asking any of the foregoing be pending. There shall not be any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

g. TAX OPINION. The Acquired Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
   Section 368(a) of the Code, substantially in the form attached as Annex A.

h. OPINION OF COUNSEL. The Acquired Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that (i) the Acquiring Fund is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust"; (ii) the Acquiring Fund is registered as an open-end management company under the 1940 Act, (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity at law); (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby contravene the Acquiring Fund's Declaration of Trust, or, to the best of their knowledge, violate any provision of any statute or any published regulation or any judgment or order disclosed to it by the Acquiring Fund as being applicable to the Acquiring Fund, (v) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquiring Fund attached hereto, there is no pending or threatened litigation which would have the effect of prohibiting any material business practice or the acquisition of any material property or the conduct of any material business of the Acquiring Fund or might have a material adverse effect on the value of any assets of the Acquiring Fund; (vi) the Acquiring Fund Shares have been duly authorized and upon issuance thereof in accordance with this Agreement will, subject to certain matters regarding the liability of a shareholder of a Massachusetts business trust, be validly issued, fully paid and nonassessable; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquiring Fund comply as to form in all material respects with the requirements of the Securities Act, the Securities Exchange Act and the

   1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which would cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquiring Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to the best of its knowledge and information and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquired Fund of any material benefit under the Agreement; or
   (c) which can be readily obtained without significant delay or expense to the Acquired Fund, without loss to the Acquired Fund of any material benefit under the Agreement and without any material adverse effect on the Acquired Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion,
   (b) laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not specifically have considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinions set forth above, counsel may state that it is relying on certificates of officers of the Acquiring Fund with regard to matters of fact and certain certificates and written statements of government officers with respect to the good standing of the Acquiring Fund and on the opinion of Ropes & Gray as to matters of Massachusetts law.

i. OFFICER CERTIFICATES. The Acquired Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees shall be furnished to the Acquired Fund and that (ii) from the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets or financial condition.

8. CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, or written waiver by the Acquiring Fund of the following conditions:

a. ACQUIRED FUND SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of at least a majority of the outstanding shares of beneficial interest of the Acquired Fund.

b. ACQUIRING FUND SHAREHOLDER APPROVAL. A new investment objective and policies shall have been approved by a majority of the outstanding voting securities of the Acquiring Fund.

c. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquired Fund contained herein shall be true in all material respects as of the Closing Date, and as of the

   Closing Date there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, and the Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund satisfactory in form and substance to the Acquiring Fund so stating. The Acquired Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

d. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

e. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

f. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

g. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, Acquired Fund Trust, Acquired Fund and Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code substantially in the form attached as Annex A.

h. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel for the Acquired Fund Trust and the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Acquired Fund Trust is duly organized and existing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a "Massachusetts business trust";
   (ii) the Board of Trustees of the Acquired Fund Trust has duly designated the Acquired Fund as a series of the Acquired Fund Trust pursuant to the terms of the Declaration of Trust of the Acquired Fund Trust, (iii) the Acquired Fund Trust is registered as an open-end management company under the 1940 Act;
   (iv) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Acquired Fund Trust and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquired Fund, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar law affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law); (v) neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund Trust or Acquired Fund of the transactions contemplated thereby contravene the Acquired Fund Trust's Declaration of Trust or, to their knowledge, violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Acquired Fund Trust as being applicable to the Acquired Fund Trust or Acquired Fund; (vi) to the best of their knowledge based solely on the certificate of an appropriate officer of the Acquired Fund attached thereto, there is no pending, or threatened litigation involving the Acquired Fund except as disclosed therein; (vii) except as to financial statements and schedules and other financial and statistical data included or incorporated by reference therein and subject to usual and customary qualifications with respect to Rule 10b-5 type opinions, as of the effective date of the Registration Statement filed pursuant to the Agreement, the portions thereof pertaining to the Acquired Fund comply as to form in all material respects with their requirements of the Securities Act, the Securities Exchange Act and the 1940 Act and the rules and regulations of the SEC thereunder and no facts have come to counsel's attention which cause them to believe that as of the effectiveness of the portions of the Registration Statement applicable to the Acquired Fund, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (viii) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained), except for the filing of an amendment to the Acquired Fund Trust's Designation of Series in connection with the termination of the Acquired Fund. Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of the Commonwealth of Massachusetts, laws of the State of Illinois or the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquired Fund in connection with the opinion. In addition, although counsel need not specifically consider the possible applicability to the Acquired Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquired Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required. In giving the opinion set forth above, counsel may state that it is relying on certificates of officers of the Acquired Fund with regard to matters of fact and certain certificates and written statutes of government officers with respect to the good standing of the Acquired Fund and on the opinion of Ropes & Gray as to matters of Massachusetts law.

i. SHAREHOLDER LIST. The Acquired Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Acquired Fund, as reported by the Acquired Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Acquired Fund, taxpayer identification numbers, Form W-9 and last known address.

j. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Acquired Fund, dated as of the Closing Date, certifying that (i) the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Board of Trustees and shareholders and that
   (ii) from the date of this Agreement through the Closing Date, there shall not have been:

     i. any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Acquired Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition;

     ii. issued any option to purchase or other right to acquire shares of the Acquired Fund granted by the Acquired Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Prospectus for the Acquired Fund;

     iii. any entering into, amendment or termination of any contract or agreement by Acquired Fund, except as otherwise contemplated by this Agreement;

     iv. any indebtedness incurred, other than in the ordinary course of business, by the Acquired Fund for borrowed money or any commitment to borrow money entered into by the Acquired Fund;

     v. any amendment of the Acquired Fund Trust's Declaration of Trust or Designation of Series of the Acquired Fund; or

     vi. any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquired Fund other than a lien for taxes not yet due and payable.

9. AMENDMENT, WAIVER AND TERMINATION.

a. The parties hereto may, by agreement in writing authorized by the Board, amend this Agreement at any time before or after approval thereof by the shareholders of the Acquired Fund; provided, however, that after receipt of Acquired Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Acquired Fund's shareholder approval thereof.

b. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

c. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

     i. by the mutual consents of the Board of the Acquiring Fund and the Acquired Fund Trust on behalf of the Acquired Fund;

     ii. by the Acquired Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

     iii. by the Acquiring Fund, if the Acquired Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement and fails to cure promptly such breach after receipt of notice thereof;

     iv. by either the Acquired Fund or Acquiring Fund, if the Closing has not occurred on or prior to March 31, 1999 (provided that the rights to terminate this Agreement pursuant to this subsection (C)(iv) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date).

10. REMEDIES.

In the event of termination of this Agreement by either or both of the Acquired Fund and Acquiring Fund pursuant to Section 9c, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto. However, this Section 10 shall not limit the remedies available for a breach of this Agreement prior to its termination.

11. SURVIVAL.

The provisions set forth in Sections 10 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever. The representations and warranties included or provided for herein, or in the Schedules or other instruments delivered or to be delivered pursuant hereto shall not survive the Closing Date.

12. NOTICES.

All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Kemper Portfolios -- Kemper Short-Intermediate Government Fund, 222 South Riverside Drive, Chicago, Illinois 60606, Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601,
Attention: David A. Sturms, or at such other address and to the attention of such other person as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Kemper Adjustable Rate U.S. Government Fund, 222 South Riverside Drive, Chicago, Illinois, 60606, Attention: Secretary, with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

13. SUCCESSORS AND ASSIGNS.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

14. BOOKS AND RECORDS.

The Acquired Fund and the Acquiring Fund agree that copies of the books and records of the Acquired Fund relating to the Assets including, but not limited to all files, records, written materials; e.g., closing transcripts, surveillance files and credit reports shall be delivered by the Acquired Fund to the Acquiring Fund at the Closing Date. In addition to, and without limiting the foregoing, the Acquired Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three years after the Closing Date and for the last three tax years ending,
               ,                and                ; namely, general ledger,
journal entries, voucher registers; distribution journal; payroll register, monthly balance owing report; income tax returns; tax depreciation schedules; and investment tax credit basis schedules.

15. GENERAL.

This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Acquired Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties thereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

16. LIMITATION OF LIABILITY.

Consistent with the Acquiring Fund's and the Acquired Fund Trust's Declarations of Trust, notice is hereby given and the parties hereto acknowledge and agree that this instrument is executed on behalf of the Trustees of each Trust on behalf of the Acquired Fund, as Trustee and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders of the Acquiring Fund, Acquired Fund Trust, or Acquired Fund individually but binding only upon the assets and property of the Acquiring Fund or the Acquired Fund as the case may be.

                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.
                                          KEMPER ADJUSTABLE RATE U.S. GOVERNMENT
                                          FUND

                                          By:
                                             -----------------------------------

Attest:
       ---------------------------------

                                          KEMPER SHORT-INTERMEDIATE GOVERNMENT
                                          FUND

                                          By:
                                             -----------------------------------

Attest:
       ---------------------------------

The undersigned is a party to this Agreement for the purposes of Section 3f only.

                                          SCUDDER KEMPER INVESTMENTS, INC.

                                          By:
                                             -----------------------------------

Attest:
       ---------------------------------

                                                                         ANNEX A

                                                                          , 1998

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
222 South Riverside Plaza
Chicago, IL 60606

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
222 South Riverside Plaza
Chicago, IL 60606

Gentlemen:

You have requested our opinion regarding certain federal income tax consequences of the proposed reorganization ("Reorganization") of Kemper Short-Intermediate Government Fund ("Acquired Fund"), a separate portfolio of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts ("Acquired Trust") into Kemper Adjustable Rate U.S. Government Fund ("Acquiring Fund"), an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Reorganization contemplates the acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange for voting shares of beneficial interest ("shares") of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities. Thereafter, the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be completely liquidated and terminated. The foregoing will be accomplished pursuant to an Agreement and Plan of Reorganization, dated as of September 18, 1998 (the "Plan"), entered into by the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Fund.

In rendering this opinion, we have received and relied upon statements made to us by certain of your officers. We have also examined certificates of such officers and such other agreements, documents, and corporate records that have been made available to us and such other matters as we have deemed relevant for purposes of this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to originals of all documents submitted to us as copies and the authenticity of the originals of such latter documents.

Our opinion is based, in part, on the assumption that the proposed Reorganization described herein will occur in accordance with the Plan and agreements and the facts and representations set forth or referred to in this opinion letter, and that such facts and representations are accurate as of the date hereof and will be accurate on the effective date of the Reorganization (the "Effective Time"). As more fully discussed below, we have also assumed in issuing our opinion that the shareholders of the Acquired Fund do not have any plan or intention to dispose of a certain number of the Acquiring Fund shares received by them in the Reorganization. We have undertaken no independent investigation of the accuracy of the facts, representations and assumptions set forth or referred to herein.

For the purposes indicated above, and based upon the facts, assumptions and conditions as set forth herein, and the representations made to us by duly authorized officers on behalf of the Acquired Fund and the Acquiring Fund in a
letter dated                , 1998, it is our opinion that:

     (1) The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund voting shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368 (a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Acquiring Fund and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
               , 1998
Page  2

     (2) The Acquired Fund shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund shares in complete liquidation of the Acquired Fund (Code Section 354(a)(1));

     (3) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund (Code Section 361);

     (4) No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund shares and the assumption of the Acquired Fund's liabilities, if any (Code Section 1032(a));

     (5) The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets immediately before the transfer when such assets were held by the Acquired Fund, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when such assets were held by the Acquired Fund (Code Sections 362(b) and 1223(2));

     (6) The basis of the Acquiring Fund shares to be received by the Acquired Fund shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor (Code Section 358(a)(1)); and

     (7) The holding period of the Acquiring Fund shares to be received by the Acquired Fund shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange (Code Section 1223(1)).

                                     FACTS

Our opinion is based upon the above referenced representations and the following facts and assumptions, any alteration of which could adversely affect our conclusions.

The Acquired Fund has been registered and operated since it commenced operations as a series of an open-end, management investment company under the Investment Company Act of 1940, 15 U.S.C. Section 80a, et seq. (the "1940 Act"). The Acquired Fund has qualified and will qualify as a regulated investment company under Section 851 of the Code for each of its taxable years, and has distributed and will distribute all or substantially all its income so that it and its shareholders have been and will be taxed in accordance with Section 852 of the Code.

The Acquiring Fund is registered, has operated, and will continue to operate an open-end, management investment company under the 1940 Act. It has qualified as a regulated investment company under Section 851 of the Code for each of its taxable years and anticipates so qualifying for all future years, and has distributed and will distribute all or substantially all its income so that it and its shareholders will be taxed in accordance with Section 852 of the Code.

Upon satisfaction of certain terms and conditions set forth in the Plan on or before the Effective Time, the following will occur: (a) the Acquiring Fund will acquire substantially all the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all the liabilities of the Acquired Fund and the issuance of Acquiring Fund shares to the Acquired Fund; (b) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares; and

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
               , 1998
Page  3

(c) the Acquired Fund will be dissolved and liquidated. The assets of the Acquired Fund to be acquired by the Acquiring Fund consist primarily of short and intermediate-term U.S. Government securities, cash and other securities held in the Acquired Fund's portfolio.

As soon as practicable after the Effective Time, the Acquired Fund will be liquidated and will distribute the newly issued Acquiring Fund shares it receives pro rata to its shareholders of record in exchange for such shareholders' interests in the Acquired Fund. The liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund (on a class by class basis) and transferring to those shareholder accounts the pro rata number of Acquiring Fund shares of each respective class as was previously credited to the Acquired Fund on the books.

As a result of the Reorganization, every shareholder of the Acquired Fund will own Acquiring Fund shares that will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund will be issued at net asset value in exchange for the net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization.

The management of the Acquired Fund has represented to us that, to the best of their knowledge, there is no current plan or intention on the part of any Acquired Fund shareholders to sell, exchange, or otherwise dispose of a number of Acquiring Fund shares received in the Reorganization that would reduce the ownership by shareholders of the Acquired Fund to a number of shares of Acquiring Fund having a value, as of the Effective Time, of less than 50 percent of all the formerly outstanding shares of the Acquired Fund as of the same time. In issuing our opinion, we have assumed that there is, in fact, no such plan or intention. If such assumption were inaccurate, it could adversely affect the opinions contained herein.

In approving the Reorganization, the Board of Trustees of the Acquired Trust identified certain benefits that are likely to result from combining the funds, including administrative and operating efficiencies. The Board also considered the possible risks and costs of combining the funds and determined that the Reorganization is likely to provide benefits to the shareholders of the funds that outweigh the costs incurred.

                                   CONCLUSION

Based on the foregoing, it is our opinion that the acquisition by the Acquiring Fund, pursuant to the Plan, of substantially all the assets and liabilities of the Acquired Fund in exchange for voting shares of the Acquiring Fund will qualify as a reorganization under Code Section 368(a)(1).

Our opinions set forth above with respect to (1) the nonrecognition of gain or loss to the Acquired Fund and the Acquiring Fund, (2) the basis and holding period of the assets received by the Acquiring Fund, (3) the nonrecognition of gain or loss to the Acquired Fund shareholders upon the receipt of the Acquiring Fund shares, and (4) the basis and holding period of the Acquiring Fund shares received by the Acquired Fund shareholders, follow as a matter of law from the opinion that the acquisition under the Plan will qualify as a reorganization under Code Section 368(a)(1).

The opinions expressed in this letter are based on the Code, the Income Tax Regulations promulgated by the Treasury Department thereunder and judicial authority reported as of the date hereof. We have also considered the position of the Internal Revenue Service (the "Service") reflected in published and private rulings. Although we are not aware of any pending changes to these authorities that would alter our

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
               , 1998
Page  4

opinions, there can be no assurances that future legislative or administrative changes, court decisions or Service interpretations will not significantly modify the statements or opinions expressed herein.

Our opinions are limited to those federal income tax issues specifically considered herein and are addressed to and are only for the benefit of the Acquired Fund, the Acquired Trust and the Acquiring Fund. We do not express any opinion as to any other federal income tax issues, or any state or local law issues, arising from the transactions contemplated by the Plan. Although the discussion herein is based upon our best interpretation of existing sources of law and expresses what we believe a court would properly conclude if presented with these issues, no assurance can be given that such interpretations would be followed if they were to become the subject of judicial or administrative proceedings.

We hereby consent to the filing of this opinion as an Exhibit to the Registration Statement and to the use of our name under the captions "PROPOSAL
2. APPROVAL OF THE REORGANIZATION--The Proposed Reorganization--Certain Federal Income Tax Consequences" and "Legal Matters" in the Prospectus/Proxy Statement contained in such Registration Statement. In giving such consent, we do not thereby concede that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.
                                          Very truly yours,

                        KEMPER EQUITY FUNDS/GROWTH STYLE
                         Kemper Aggressive Growth Fund
                             Kemper Blue Chip Fund
                               Kemper Growth Fund
                        Kemper Quantitative Equity Fund
                    Kemper Small Capitalization Equity Fund
                             Kemper Technology Fund
                            Kemper Total Return Fund
                         Kemper Value Plus Growth Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1998
                           -------------------------

                              KEMPER INCOME FUNDS
                  Kemper Adjustable Rate U.S. Government Fund
                         Kemper Diversified Income Fund
                     Kemper U.S. Government Securities Fund
                            Kemper High Yield Series
                     comprised of the following two series:
                             Kemper High Yield Fund
                       Kemper High Yield Opportunity Fund
                  Kemper Income and Capital Preservation Fund
             Kemper Portfolios including the following two series:
                           Kemper U.S. Mortgage Fund
                   Kemper Short-Intermediate Government Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1997
                           -------------------------

                           KEMPER CASH RESERVES FUNDS
                        (A SERIES OF KEMPER PORTFOLIOS)
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 30, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                            Kemper Asian Growth Fund
                               Kemper Europe Fund
                           Kemper Global Income Fund
                           Kemper International Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED MARCH 1, 1998
                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                     Kemper-Dreman Financial Services Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED MARCH 9, 1998
                           -------------------------
                        KEMPER EQUITY FUNDS/VALUE STYLE
                       Kemper U.S. Growth and Income Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED JANUARY 30, 1998
                           -------------------------

                          KEMPER TAX-FREE INCOME FUNDS
                     Kemper National Tax-Free Income Series
                     comprised of the following two series:
                           Kemper Municipal Bond Fund
                    Kemper Intermediate Municipal Bond Fund
                      Kemper State Tax-Free Income Series
                    comprised of the following eight series:
                     Kemper California Tax-Free Income Fund
                      Kemper Florida Tax-Free Income Fund
                      Kemper Michigan Tax-Free Income Fund
                     Kemper New Jersey Tax-Free Income Fund
                      Kemper New York Tax-Free Income Fund
                        Kemper Ohio Tax-Free Income Fund
                    Kemper Pennsylvania Tax-Free Income Fund
                       Kemper Texas Tax-Free Income Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 26, 1997
                           -------------------------
                         KEMPER ASSET ALLOCATION FUNDS
                          Kemper Horizon 20+ Portfolio
                          Kemper Horizon 10+ Portfolio
                           Kemper Horizon 5 Portfolio
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 21, 1997
                           -------------------------

                        KEMPER EQUITY FUNDS/VALUE STYLE
                           Kemper Value Series, Inc.
                    comprised of the following three series:
                             Kemper Contrarian Fund
                     Kemper-Dreman High Return Equity Fund
                          Kemper Small Cap Value Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                              DATED APRIL 1, 1998
                           -------------------------

                           KEMPER TARGET EQUITY FUND
                       Kemper Retirement Fund Series VII
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                             DATED NOVEMBER 1, 1997
                           -------------------------

                     KEMPER GLOBAL AND INTERNATIONAL FUNDS
                          Kemper Global Blue Chip Fund
                  Kemper International Growth and Income Fund
                      Kemper Emerging Markets Income Fund
                      Kemper Emerging Markets Growth Fund
                           Kemper Latin America Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED DECEMBER 31, 1997
                          AS REVISED JANUARY 14, 1998

The following disclosure supplements information in each Fund's Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES

The Fund has authorized certain members of the National Association of Securities Dealers, Inc. ("NASD"), other than Kemper Distributors, Inc. ("KDI"), to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Trustees or Directors as the case may be ("Board") of the Fund and KDI each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board and KDI may suspend or terminate the offering of shares of the Fund at any time for any reason.

April 30, 1998
KMF-1SS

   KEMPER EQUITY FUNDS/GROWTH STYLE                KEMPER INCOME FUNDS
Kemper Aggressive Growth Fund ("KAGGF")  Kemper Adjustable Rate U.S. Government
    Kemper Blue Chip Fund ("KBCF")                   Fund ("KARGF")
      Kemper Growth Fund ("KGF")         Kemper Diversified Income Fund ("KDIF")
    Kemper Quantitative Equity Fund      Kemper U.S. Government Securities Fund
               ("KQEF")                                 ("KGSF")
Kemper Small Capitalization Equity Fund     Kemper High Yield Series ("KHYS")
               ("KSCF")                  comprised of the following two series:
    Kemper Technology Fund ("KTEC")          Kemper High Yield Fund ("KHYF")
   Kemper Total Return Fund ("KTRF")       Kemper High Yield Opportunity Fund
   Kemper Value+Growth Fund ("KVGF")                    ("KHYOF")
      SUPPLEMENT TO STATEMENT OF         Kemper Income and Capital Preservation
        ADDITIONAL INFORMATION                       Fund ("KICPF")
        DATED DECEMBER 31, 1996          Kemper Portfolios ("KP") including the
                                                    following series:
                                           Kemper U.S. Mortgage Fund ("KUSMF")
       -------------------------          Kemper Short-Intermediate Government
                                                     Fund ("KSIGF")
                                               SUPPLEMENT TO STATEMENT OF
                                                 ADDITIONAL INFORMATION
  KEMPER GLOBAL INCOME FUND ("KGIF")             DATED DECEMBER 30, 1997
   KEMPER INTERNATIONAL FUND ("KIF")            -------------------------
      SUPPLEMENT TO STATEMENT OF           KEMPER CASH RESERVES FUND ("KCRF")
        ADDITIONAL INFORMATION               (A SERIES OF KEMPER PORTFOLIOS)
          DATED MARCH 1, 1997                  SUPPLEMENT TO STATEMENT OF
       -------------------------                 ADDITIONAL INFORMATION
                                                 DATED DECEMBER 30, 1997
                                                -------------------------
                                            KEMPER ASIAN GROWTH FUND ("KAGF")
                                               SUPPLEMENT TO STATEMENT OF
                                                 ADDITIONAL INFORMATION
                                                   DATED APRIL 1, 1997
                                                -------------------------

                          KEMPER TAX-FREE INCOME FUNDS
                Kemper National Tax-Free Income Series ("KNTIS")
                     comprised of the following two series:
                      Kemper Municipal Bond Fund ("KMBF")
               Kemper Intermediate Municipal Bond Fund ("KIMBF")
                 Kemper State Tax-Free Income Series ("KSTIS")
                    comprised of the following eight series:
                Kemper California Tax-Free Income Fund ("KCATF")
                 Kemper Florida Tax-Free Income Fund ("KFLTF")
                 Kemper Michigan Tax-Free Income Fund ("KMITF")
                Kemper New Jersey Tax-Free Income Fund ("KNJTF")
                 Kemper New York Tax-Free Income Fund ("KNYTF")
                   Kemper Ohio Tax-Free Income Fund ("KOHTF")
               Kemper Pennsylvania Tax-Free Income Fund ("KPATF")
                  Kemper Texas Tax-Free Income Fund ("KTXTF")
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                            DATED NOVEMBER 26, 1997

INVESTMENT RESTRICTIONS--MASTER/FEEDER FUND STRUCTURE

Certain Series, Portfolios or Funds have amended their fundamental policies to permit a master/feeder fund structure. Following is a list of each Series', Portfolio's or Fund's fundamental policies that were so amended. Where necessary, the number identifying each Fund's policies that were amended is indicated in brackets following each Series', Portfolio's or Fund's name, as applicable. As a matter of fundamental policy, each Series, Portfolio or Fund will not:

KTEC[(1)], KGSF[(2)], KMBF[(3)]:

Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KSTIS (EXCEPT KCATF AND KTXTF):

(11) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KCATF:

(3) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer, except that, with respect to 50% of the Fund's total assets, the Fund may invest up to 25% of its total assets in securities of any one issuer, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KHYOF:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KTEC:

(2) Purchase more than 10% of any class of securities of any issuer, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. All debt securities and all preferred stocks are each considered as one class.

KSTIS (EXCEPT KCATF AND KTXTF):

(2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or of a state or its political subdivisions) if as a result of such purchase 25% or more of its total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KTEC:

(7) Invest 25% of more of its total assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

KHYOF:

(7) Concentrate more than 25% of the value of its assets in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the

Fund. Water, communications, electric and gas utilities shall each be considered a separate industry.

KMBF:

(2) With respect to temporary investments, purchase securities (other than securities of the United States Government, its agencies or instrumentalities) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KCATF:

(2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or the State of California or its political subdivisions) if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KGSF:

(1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements, except that the Fund may engage in options and financial futures transactions, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KTEC[(9)], KHYOF[(9)], KMBF[(10)], KSTIS (EXCEPT KTXTF)[(7)], KCATF [(10)]:

Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KGSF:

(7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities, and except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KCATF:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

KMBF, KSTIS (EXCEPT KCATF AND KTXTF):

(1) Make investments other than in accordance with its investment objective and policies, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund.

In addition, with respect to Kemper Equity Funds/Growth Style, the following non-fundamental investment restrictions are deleted:

INVESTMENT RESTRICTIONS--DELETIONS

(with respect to all Kemper Equity Funds/Growth Style except KAGGF and KSCF) Each Fund may not:

     Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(with respect to all Kemper Equity Funds/Growth Style except KAGGF) Each Fund may not:

     (i) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (ii) Invest in oil, gas and other mineral leases.

(with respect to all Kemper Equity Funds/Growth Style except KAGGF and KBCF) Each Fund may not:

     (i) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

     (ii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

     (iii) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amounts of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

     (iv) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(with respect to all Kemper Equity Funds/Growth Style except KAGGF and KTRF) Each Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment trusts. (The Quantitative Fund currently does not intend to invest more than 5% of its net assets in securities of real estate investment trusts).

(with respect to KBCF) The Fund may not:

     Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guarantees by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(with respect to KSCF) The Fund may not:

     Purchase or retain the securities of any issuer if any of the officers or trustees of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(with respect to KTRF) The Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment funds.

With respect to KGIF and KIF, the following non-fundamental investment restrictions are deleted:

(with respect to KGIF and KIF) Each Fund may not:

     (i) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

     (ii) Invest in oil, gas and other mineral leases.

     (iii) Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

     (iv) Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessors have a record of less than three years continuous operation will not exceed 15% of total assets.

     (v) Invest more than 10% of its total assets in securities of real estate investment trusts.

(with respect to KIF only) The Fund may not:

     (i) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (ii) Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

     (iii) Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(with respect to KGIF only) The Fund may not:

     (i) Invest in interests in oil or gas exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

     (ii) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

With respect to Kemper Income Funds and KCRF, the following non-fundamental investment restrictions are deleted:

(with respect to KARGF, KDIF, KHYF, KICPF, KSIGF) Each Fund may not:

     Purchase or retain the securities of any issuer if any of the officers, trustees or directors of the Fund, or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

(with respect to KARGF, KDIF, KICPF, KHYF, KSIGF) Each Fund may not:

     Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(with respect to KCRF, KUSMF, KSIGF) Each Fund may not:

     Invest in oil, gas or other mineral exploration or development programs.

(with respect to KARGF, KDIF, KHYF, and KICPF) Each Fund may not:

     Invest in oil, gas and other mineral leases.

(with respect to KARGF and KSIGF) Each Fund may not:

     Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) which with their predecessors have a record of less than three years continuous operations.

(with respect to KDIF, KICPF and KHYF) Each Fund may not:

     Invest more than 5% of the Fund's total assets in securities of issuers which with their predecessors have a record of less than three years continuous operation and equity securities of issuers which are not readily marketable.

(with respect to KARGF, KCRF, KUSMF, KSIGF, KDIF, KHYF, KICPF) Each Fund may not:

     Invest in warrants if more than 5% of the Fund's net assets would be invested in warrants. Included within that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York or American Stock Exchanges. Warrants acquired in units or attached to securities may be deemed to be without value for such purposes.

(with respect to KARGF and KSIGF) Each Fund may not:

     Invest more than 5% of its total assets in restricted securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid pursuant to procedures adopted by the Board of Trustees, provided that the total amount of Fund assets invested in restricted securities and securities of issuers which with their predecessor have a record of less than three years continuous operation will not exceed 15% of total assets.

(with respect to KARGF, KDIF, KHYF and KICPF) Each Fund may not:

     Purchase or sell real property (including limited partnership interests but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies which invest in real estate).

(with respect to KCRF, KUSMF, KSIGF) Each Fund may not:

     Invest in limited partnership interests in real estate.

(with respect to KARGF, KHYF and KSIGF) Each Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment trusts.

(with respect to KDIF and KICPF) Each Fund may not:

     Invest more than 10% of its total assets in securities of real estate investment trusts.

OFFICERS AND TRUSTEES

Mr. Morax and Mr. Timbers are no longer trustees of the Funds for which they served as trustees. The following are new trustees:

DANIEL PIERCE (03/18/34), Trustee*, (63), 345 Park Avenue, New York, Managing Director, Scudder Kemper. New York; Director, Fiduciary Trust Company; Director, Fiduciary Company Incorporated.

EDMOND D. VILLANI (03/04/47), Trustee*, (50), 345 Park Avenue, New York, New York; Chief Executive Officer, Scudder Kemper.

PORTFOLIO TRANSACTIONS

To the maximum extent feasible, it is expected that Scudder Kemper will place orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder. SIS will place orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Funds for this service.

December 31, 1997
KMF-IQQ

                                                                       EXHIBIT B

                      STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 30, 1997

    KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND (THE "ADJUSTABLE RATE FUND")
            KEMPER DIVERSIFIED INCOME FUND (THE "DIVERSIFIED FUND")
         KEMPER U.S. GOVERNMENT SECURITIES FUND (THE "GOVERNMENT FUND")
                 KEMPER HIGH YIELD FUND (THE "HIGH YIELD FUND")
          KEMPER HIGH YIELD OPPORTUNITY FUND (THE "OPPORTUNITY FUND")
                  KEMPER INCOME AND CAPITAL PRESERVATION FUND
                        (THE "INCOME AND CAPITAL FUND")
                KEMPER U.S. MORTGAGE FUND (THE "MORTGAGE FUND")
                   KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
                   (THE "SHORT-INTERMEDIATE GOVERNMENT FUND")

               222 SOUTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS 60606
                                 1-800-621-1048

This Statement of Additional Information is not a prospectus. It is the combined Statement of Additional Information for each of the funds (the "Funds") listed above. It should be read in conjunction with the combined prospectus of the Funds dated December 30, 1997. The prospectus may be obtained without charge from the Funds.
                               ------------------

                               TABLE OF CONTENTS

                                                            Page
                                                            ----
Investment Restrictions...................................  B-2
Investment Policies and Techniques........................  B-16
Portfolio Transactions....................................  B-29
Investment Manager and Underwriter........................  B-31
Purchase and Redemption of Shares.........................  B-42
Dividends and Taxes.......................................  B-43
Performance...............................................  B-46
Officers and Trustees.....................................  B-76
Shareholder Rights........................................  B-85
Opportunity Fund -- Report of Independent Auditors
  (September 18, 1997)....................................  B-87
Opportunity Fund -- Statement of Net Assets (September 18,
  1997)...................................................  B-88
Appendix--Ratings of Investments..........................  B-89

The financial statements appearing in each Fund's 1997 Annual Report to Shareholders are incorporated herein by reference. The Annual Report for the Fund for which this Statement of Additional Information is requested accompanies this document.
KFIF-13 12/97                                    (LOGO)printed on recycled paper

INVESTMENT RESTRICTIONS

Each Fund has adopted certain fundamental investment restrictions which, together with the investment objective and fundamental policies of such Fund, cannot be changed without approval of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

THE ADJUSTABLE RATE FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the total value of the Fund's assets would be invested in securities of that issuer.

(2) Purchase more than 10% of any class of voting securities of any issuer.

(3) Make loans to others provided that the Fund may purchase debt obligations or repurchase agreements and it may lend its securities in accordance with its investment objective and policies.

(4) Borrow money except as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, in order to meet redemption requests without immediately selling any portfolio securities. If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary. The Fund will not borrow for leverage purposes and will not purchase securities or make investments while borrowings are outstanding.

(5) Pledge, hypothecate, mortgage or otherwise encumber more than 15% of its total assets and then only to secure borrowings permitted by restriction 4 above. (The collateral arrangements with respect to options, financial futures and delayed delivery transactions and any margin payments in connection therewith are not deemed to be pledges or other encumbrances.)

(6) Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with options and financial futures transactions.

(7) Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short and unless not more than 10% of the Fund's total assets is held as collateral for such sales at any one time.

(8) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(9) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities including collateralized obligations thereof) if as a result of such purchase 25% or more of the Fund's total assets would be invested in any one industry.

(10) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(11) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(12) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 4 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Adjustable Rate Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Invest more than 15% of its net assets in illiquid securities.

THE DIVERSIFIED FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described in the prospectus.

(3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(5) Write (sell) put or call options, combinations thereof or similar options; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options, combinations thereof or similar options; except that the Fund may write covered call options with respect to its portfolio securities or securities indices, or write secured put options; and the Fund may enter into closing transactions with respect to such options, and may buy or sell options on financial futures contracts.

(6) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(7) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options of such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(8) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(9) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year, though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Diversified Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE GOVERNMENT FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies, some of which may be subject to repurchase agreements, except that the Fund may engage in options and financial futures transactions.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(3) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(4) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate (including real estate limited partnerships), although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate including real estate investment trusts.

(5) Borrow money, except from banks for temporary purposes and then in amounts not in excess of 5% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of 7 1/2% of the value of the Fund's assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient.) Borrowings may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase.

(6) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above and may enter into repurchase agreements for such securities, and may lend its portfolio securities against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies, which is equal at all times to at least 100% of the value of the securities loaned.

(7) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Government Fund has adopted the following non-fundamental restriction which may be changed by the

Board of Trustees without shareholder approval. The Government Fund may not:

(1) Invest more than 15% of its net assets in illiquid securities.

THE HIGH YIELD FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

(3) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(4) Invest more than 25% of the Fund's total assets in fixed income securities which are payable in currencies other than United States Dollars. (Investments in such securities may involve risks which differ from investments in securities of U.S. issuers, such as future political and economic developments, the possible imposition of governmental restrictions and taxes, as well as currency fluctuation.)

(5) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(6) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(7) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(8) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(10) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 3 in the latest fiscal year; though it may borrow in the future as permitted by that investment restriction. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The High Yield Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE INCOME AND CAPITAL FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Invest in securities other than those specified under "Investment Objectives, Policies and Risk Factors" in the prospectus. This restriction does not prevent the Fund from holding common stocks or other corporate securities not qualifying as debt obligations if such securities are acquired through conversion provisions of debt securities or from corporate reorganizations. Nor does it prevent the holding of debt securities whose quality rating is reduced by the rating services below those specified under "Investment Objectives, Policies and Risk Factors" after purchase by the Fund.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities) if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objective and policies are not prohibited and the Fund may lend its portfolio securities as described under "Investment Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

(5) Borrow money except for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the Fund's net assets; or pledge the Fund's securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(6) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions.

(7) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(8) Concentrate more than 25% of the value of its assets in any one industry. Water, communications, electric and gas utilities shall each be considered a separate industry.

(9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(10) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(11) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Income and Capital Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(iii) Invest more than 15% of its net assets in illiquid securities.

THE MORTGAGE FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Invest more than 5% of the Fund's total assets in securities of issuers (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) which with their predecessors have a record of less than three years continuous operation.

(5) Enter into repurchase agreements if more than 10% of the Fund's net assets valued at the time of the transaction would be subject to repurchase agreements maturing in more than seven days.

(6) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(7) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(8) Concentrate more than 25% of the Fund's net assets in any one industry.

(9) Purchase or retain the securities of any issuer if any of the officers, trustees or directors of Kemper Portfolios or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together they own more than 5% of the securities of such issuer.

(10) Invest more than 5% of the Fund's total assets in securities restricted as to disposition under the federal securities laws (except commercial paper issued under Section 4(2) of the Securities Act of 1933) and no more than 10% of its assets will be invested in securities which are considered illiquid. [Repurchase agreements maturing in more than 7 days are considered illiquid for purposes of this restriction.]

(11) Invest for the purpose of exercising control or management of another issuer.

(12) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of issuers which invest in or sponsor such programs.

(13) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

(14) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(15) Issue senior securities as defined in the Investment Company Act of 1940.

(16) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

(17) Write (sell) put or call options, combinations thereof or similar options except that the Fund may write covered call options on up to 100% of the Fund's net assets and may write secured put options on up to 50% of the Fund's net assets; nor may the Fund purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

(18) Invest in commodities or commodity futures contracts although the Fund may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or total assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 7 in the latest fiscal year, and it has no present intention of borrowing during the current year.

THE OPPORTUNITY FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) With respect to 75% of the Fund's total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

(2) Lend money or securities, provided that the making of time or demand deposits with banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short-term obligations in accordance with its objectives and policies are not prohibited and it may lend its securities as discussed under "Investment

Objectives, Policies and Risk Factors -- Additional Investment Information" in the prospectus.

(3) Borrow money except (i) for leverage purposes, but not for more than 20% of the Fund's total assets, including the amount borrowed, and (ii) as a temporary measure for extraordinary or emergency purposes, and then only in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. The maximum amount that the Fund may borrow is one-third of the value of its assets (including the amount borrowed). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three days (not including Sundays and holidays), reduce its indebtedness to the extent necessary.

(4) Engage in margin purchases except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and options transactions; nor may the Fund make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for securities, without payment of additional consideration, which are equal in amount to and of the same issue as the securities sold short and such securities are not subject to outstanding call options, and unless not more than 10% of the Fund's net assets is held as collateral for such sales at any one time. (Management does not intend to make such sales except for the purpose of deferring realization of gain or loss for federal income tax purposes.)

(5) Invest 25% or more of its total assets in any one industry.

(6) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts, and engage in foreign currency transactions; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(8) Issue senior securities except as permitted under the Investment Company Act of 1940.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation except as otherwise provided for in restriction number (3) above. The

Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Opportunity Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company would be owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

(iii) Invest more than 15% of its net assets in illiquid securities.

(iv) Write or sell put or call options, combinations thereof or similar options on more than 25% of the Fund's net assets; nor may it purchase put or call options if more than 5% of the Fund's net assets would be invested in premiums on put and call options, combinations thereof or similar options; however, the Fund may buy or sell options on financial futures contracts.

THE SHORT-INTERMEDIATE GOVERNMENT FUND MAY NOT, AS A FUNDAMENTAL POLICY:

(1) Purchase securities or make investments other than in accordance with its investment objective and policies.

(2) Purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's net assets would be invested in securities of that issuer.

(3) Purchase more than 10% of any class of securities of any issuer. All debt securities and all preferred stocks are each considered as one class.

(4) Make loans to others (except through the purchase of debt obligations or repurchase agreements or by lending its portfolio securities in accordance with its investment objective and policies).

(5) Borrow money except as a temporary measure for extraordinary or emergency purposes and then only in an amount up to one-third of the value of its total assets (any such borrowings under this section will not be collateralized). If, for any reason, the current value of the Fund's total assets falls below an amount equal to three times the amount of its indebtedness from money borrowed, the Fund will, within three business days, reduce its indebtedness to the extent necessary. [The Fund will not borrow for leverage purposes, and while borrowings are outstanding securities will not be purchased.]

(6) Concentrate more than 10% of the Fund's net assets in any one industry.

(7) Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of portfolio securities.

(8) Issue senior securities except as permitted under the Investment Company Act of 1940.

(9) Make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions; however, the Fund may make margin deposits in connection with financial futures and option transactions.

(10) Engage in put or call option transactions; however, the Fund may write
(sell) put or call options on up to 25% of its net assets and may purchase put or call options if no more than 5% of its net assets would be invested in premiums on put and call options, combinations thereof or similar options; and the Fund may buy and sell options on financial futures contracts.

(11) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts; or in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund did not borrow money as permitted by investment restriction number 5 in the latest fiscal year and it has no present intention of borrowing during the current year. The Fund has adopted the following non-fundamental restrictions, which may be changed by the Board of Trustees without shareholder approval. The Short-Intermediate Government Fund may not:

(i) Invest for the purpose of exercising control or management of another issuer.

(ii) Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. This restriction does not apply to the Fund to the extent that certain collateralized obligations may be considered to be issued by an "investment company" (see "Investment Policies and Techniques --Collateralized Obligations").

(iii) Invest more than 15% of its net assets in illiquid securities.

INVESTMENT POLICIES AND TECHNIQUES

GENERAL. Each Fund may engage in options and financial futures and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Fund intends to engage in such transactions if it appears to the investment manager to be advantageous to do so in order to pursue its investment objective and also to hedge against the effects of market risks but not for speculative purposes. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning other investment policies and techniques.

OPTIONS ON SECURITIES. A Fund may write (sell) "covered" call options on securities as long as it owns the underlying securities subject to the option or an option to purchase the same underlying securities, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain for the term of the option a segregated account consisting of cash or other liquid securities ("eligible securities") to the extent required by applicable regulation in connection with the optioned securities. A Fund may write "covered" put options provided that, as long as the Fund is obligated as a writer of a put option, the Fund will own an option to sell the underlying securities subject to the option, having an exercise price equal to or greater than the exercise price of the "covered" option, or it will deposit and maintain in a segregated account eligible securities having a value equal to or greater than the exercise price of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during or at the end of the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during or at the end of the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand and interest rates. The Funds may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related security is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows a Fund to protect capital gains in an appreciated security it owns, without being required to actually sell that security. At times a Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, a Fund is able to fix the cost of acquiring the security, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because a Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

During the option period the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option writer has to sell the underlying security because of the exercise of a call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

If a secured put option expires unexercised, the writer realizes a gain from the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option. However, this would be offset in whole or in part by gain from the premium received.

OVER-THE-COUNTER OPTIONS. As indicated in the prospectus (see "Investment Objectives, Policies and Risk Factors"), the Funds may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event a Fund may experience material losses. However, in writing options the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange traded options. Since there is no exchange, pricing is normally done by reference to information from market makers, which information is carefully monitored by the investment manager and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Funds understand the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The investment manager disagrees with this position and has found the dealers with which it engages in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of the Funds' portfolios. A brief description of such procedures is set forth below.

A Fund will only engage in OTC options transactions with dealers that have been specifically approved by the investment manager pursuant to procedures adopted by the Fund's Board of Trustees. The investment manager believes that the approved dealers should be able to enter into closing transactions if necessary and, therefore, present minimal credit risks to a Fund. The investment manager will monitor the creditworthiness of the approved dealers on an ongoing basis. A Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options, plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's net assets (10% of total assets for the Mortgage Fund). The "liquidity charge" referred to above is computed as described below.

The Funds anticipate entering into agreements with dealers to which a Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

OPTIONS ON SECURITIES INDICES. A Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities that the Fund owns or intends to purchase will probably not correlate perfectly with movements in the level of an index since the prices of such securities may be affected by somewhat different factors and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will segregate, and mark-to-market, eligible securities to the extent required by applicable regulation. In addition, where the Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and mark-to-market, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

A Fund may also purchase and sell options on other appropriate indices, as available, such as foreign currency indices. Options on a securities index involve risks similar to those risks relating to transactions in financial futures contracts described below. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

FINANCIAL FUTURES CONTRACTS. The Funds may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or an amount of foreign currency or the cash value of a securities index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in market conditions or foreign exchange rates which otherwise might affect adversely the value of securities or other assets which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index or foreign currency called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index or foreign currency at a specified price during a specified delivery period. At the time of delivery, in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

Although some futures contracts by their terms call for the actual delivery or acquisition of securities or other assets, in most cases a party will close out the contractual commitment before delivery of the underlying assets by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying securities or other assets. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts, and will be required to maintain margin deposits. At the time a Fund enters into a futures contract, it is required to deposit with its custodian, on behalf of the broker, a specified amount of cash or eligible securities, called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. The costs incurred in connection with futures transactions could reduce a Fund's return. Futures contracts entail risks. If the investment manager's judgment about the general direction of markets or exchange rates is wrong, the overall performance may be poorer than if no such contracts had been entered into.

There may be an imperfect correlation between movements in prices of futures contracts and portfolio assets being hedged. In addition, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin requirements, distortions in the normal relationship between the assets and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities or other assets rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, because, from the point of view of speculators, the margin requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or other assets and movements in the prices of futures contracts, a correct forecast of market trends by the investment manager may still not result in a successful hedging transaction. If any of these events should occur, the Fund could lose money on the financial futures contracts and also on the value of its portfolio assets.

OPTIONS ON FINANCIAL FUTURES CONTRACTS. A Fund may purchase and write call and put options on financial futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise, the writer of the option delivers the futures contract to the holder at the exercise price. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. A Fund will establish segregated accounts or will provide cover with respect to written options on financial futures contracts in a manner similar to that described under "Options on Securities." Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by a Fund to purchase or sell securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When the Fund enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies. A Fund reserves the right to sell these securities before the settlement date if deemed advisable.

REGULATORY RESTRICTIONS. To the extent required to comply with applicable regulation, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase or a forward currency exchange purchase, a Fund will maintain eligible securities in a segregated account. A Fund will use cover in connection with selling a futures contract.

A Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only in an attempt to hedge against changes in interest rates or market conditions affecting the value of securities which the Fund holds or intends to purchase.

FOREIGN CURRENCY OPTIONS. The Diversified, High Yield, Income and Capital and Opportunity Funds may engage in foreign currency options transactions. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if the Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

FOREIGN CURRENCY FUTURES TRANSACTIONS. As part of their financial futures transactions (see "Financial Futures Contracts" and "Options on Financial Futures Contracts" above), the Diversified, High Yield, Income and Capital and Opportunity Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Diversified, High Yield, Income and Capital and Opportunity Funds may engage in forward foreign currency transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. A Fund will not speculate in foreign currency exchange.

If a Fund retains the portfolio security and engages in an offsetting transaction with respect to a forward contract, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result should the value of such currency increase. A Fund may have to convert its holdings of foreign currencies into U.S. Dollars from time to time in order to meet such needs as Fund expenses and redemption requests. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

A Fund will not enter into forward contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. See "Foreign Currency Transactions" under "Investment Objectives, Policies and Risk Factors--Additional Investment Information" in the prospectus. A Fund segregates eligible securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of foreign currency. The Diversified, High Yield, Income and Capital and Opportunity Funds do not intend to enter into forward contracts for the purchase of a foreign currency if they would have more than 15% of the value of their total assets committed to such contracts. A Fund generally will not enter into a forward contract with a term longer than one year.

COLLATERALIZED OBLIGATIONS. A Fund will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Fund's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. No Fund currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, Mortgage-Backed Securities or U.S. Government Securities. Currently, none of the Funds intends to invest more than 10% of its total assets in inverse floaters.

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments, sometimes called interest only (IO) and principal only (PO) securities. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 10% of a Fund's total assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Fund's limitation on illiquid securities, however, the Board of Trustees of a Fund may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

ZERO COUPON GOVERNMENT SECURITIES. Subject to its investment objective and policies, a Fund may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships (see "Investment Objectives, Policies and Risk Factors--Additional Investment Information--Collateralized Obligations" in the prospectus). The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Fund currently intends to invest more than 5% of its net assets in zero coupon U.S. Government Securities during the current year.

SHORT SALES AGAINST-THE-BOX. The Adjustable Rate, Diversified and Mortgage Funds may each make short sales against-the-box. A short sale "against-the-box" is a short sale in which the Fund owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. A Fund may engage in such short sales only to the extent that not more than 10% of the Fund's total assets (determined at the time of the short sale) is held as collateral for such sales. No Fund currently intends, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.

INTEREST RATE SWAPS AND SWAP-RELATED PRODUCTS. Each of the Adjustable Rate and Opportunity Funds usually will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amounts of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or eligible securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. To the extent that a Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis.

Each of the Adjustable Rate and Opportunity Funds will not enter into any swap transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category for the Adjustable Rate Fund, and, within the top three rating categories for the Opportunity Fund, by at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documents. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documents have not yet been developed and, accordingly, they are less liquid than swaps. It is anticipated that neither the Adjustable Rate nor Opportunity Fund will invest more than 5% of its total assets in interest rate caps and floors and that the aggregate notional (agreed upon) principal amount of interest rate swaps entered into by a Fund and the aggregate contract value of outstanding futures contracts of a Fund and futures contracts subject to outstanding options written by a Fund will not exceed 50% of the Fund's total assets.

ADDITIONAL INFORMATION--ADJUSTABLE RATE SECURITIES. The interest rates paid on the adjustable rate securities in which the Adjustable Rate Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index or those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

The Mortgage-Backed Securities either issued or guaranteed by GNMA, FHLMC or FNMA ("Certificates") are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA's FHLMC's or FNMA's fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., the Fund). The principal and interest on GNMA securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal. Mortgage-Backed Securities from FNMA and FHLMC are not backed by the full faith and credit of the United States; however, they are generally considered to offer minimal credit risks. The yields provided by these Mortgage-Backed Securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

If prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Adjustable Rate Fund generally will be able to reinvest such amounts in securities with a higher current rate of return. However, the Adjustable Rate Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments by the Adjustable Rate Fund to exceed the maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. Also, the Adjustable Rate Fund's net asset value could vary to the extent that current yields on Mortgage-Backed Securities are different than market yields during interim periods between coupon reset dates.

During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Adjustable Rate Fund. Further, because of this feature, the value of adjustable rate mortgages is unlikely to rise during periods of declining interest rates to the same extent as fixed-rate instruments. As with other Mortgage-Backed Securities, interest rate declines may result in accelerated prepayment of mortgages, and the proceeds from such prepayments must be reinvested at lower prevailing interest rates.

One additional difference between adjustable rate mortgages and fixed rate mortgages is that for certain types of adjustable rate mortgage securities, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a specified, published interest rate index. The amount of interest due to an adjustable rate mortgage security holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum and minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. It is these special characteristics that are unique to adjustable rate mortgages that the Fund believes make them attractive investments in seeking to accomplish the Adjustable Rate Fund's objective.

PORTFOLIO TRANSACTIONS

Zurich Kemper Investments, Inc. ("ZKI") and its affiliates furnish investment management services for the Kemper Funds, Zurich Money Market Funds and other clients including affiliated insurance companies. Zurich Investment Management Limited ("ZIML") is the sub-adviser for the Diversified, High Yield, Income and Capital and Opportunity Funds. ZKI and its affiliates share some common research and trading facilities. ZIML is the subadviser for other Kemper Funds. At times investment decisions may be made to purchase or sell the same investment securities for a Fund and for one or more of the other clients managed by ZKI or its affiliates. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each.

National securities exchanges have established limitations governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may restrict the number of options a Fund will be able to write on a particular security.

The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or futures contracts available to a Fund. On the other hand, the ability of a Fund to participate in volume transactions may produce better executions for a Fund in some cases.

ZKI and ZIML, in effecting purchases and sales of portfolio securities for the account of a Fund, will implement each Fund's policy of seeking best execution of orders. ZKI and ZIML may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to a Fund and ZKI and its affiliates. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of ZKI and its affiliates. In selecting among firms believed to meet the criteria for handling a particular transaction, ZKI and ZIML may give consideration to those firms that have sold or are selling shares of the Funds and of other funds managed by ZKI or its affiliates, as well as to those firms that provide market, statistical and other research information to a Fund and ZKI and its affiliates, although ZKI and ZIML are not authorized to pay higher commissions to firms that provide such services, except as described below.

ZKI and ZIML may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include, among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of the products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by ZKI or one of its affiliates in cash. Subject to
Section 28(e) and procedures adopted by the Board of Trustees of each Fund, a Fund (except the Mortgage and Short-Intermediate Government Funds) could pay a firm that provides research services commissions for effecting a securities transaction for the Fund in excess of the amount other firms would have charged for the transaction if ZKI or ZIML determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or ZKI's or ZIML's overall responsibilities to the Fund and other clients. Not all of such research services may be useful or of value in advising a particular Fund. Research benefits will be available for all clients of ZKI and its affiliates. The investment management fee paid by a Fund to ZKI is not reduced because these research services are received.

The table below shows total brokerage commissions paid by each Fund for the last three fiscal years and for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided (except the Opportunity Fund which commenced operations on October 1, 1997).

                                     ALLOCATED TO FIRMS
                                          BASED ON
                                        RESEARCH IN
        FUND           FISCAL 1997      FISCAL 1997       FISCAL 1996   FISCAL 1995
        ----           -----------   ------------------   -----------   -----------
Adjustable Rate......  $     8,000            0%          $    29,000   $    99,000
Diversified..........  $ 3,860,000           11%          $ 2,927,000   $ 1,323,000
Government...........  $   887,000            0%          $   806,000   $   823,000
High Yield...........  $43,566,000           18%          $46,280,000   $21,136,000
Income and Capital...  $ 2,156,000            0%          $ 1,624,000   $ 1,576,000
Mortgage.............  $   570,000            0%          $   545,000   $ 1,598,000+
Short-Intermediate
  Government.........  $    15,000            0%          $    44,000   $   125,000+

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

The change in portfolio turnover rates during the last two fiscal years for the Income and Capital Fund (see "Financial Highlights" in the prospectus) was due primarily to strategies related to Government securities transactions.

INVESTMENT MANAGER AND UNDERWRITER

INVESTMENT MANAGER. Zurich Kemper Investments, Inc. ("ZKI"), 222 South Riverside Plaza, Chicago, Illinois 60606, is each Fund's investment manager. ZKI is wholly owned by ZKI Holding Corp. ZKI Holding Corp. is a more than 90% owned subsidiary of Zurich Holding Company of America, Inc., which is a wholly owned subsidiary of Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. Pursuant to investment management agreements, ZKI acts as each Fund's investment adviser, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of a Fund if elected to such positions. Each investment management agreement provides that each Fund pays the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliated with ZKI), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value, taxes and membership dues. Each

Fund bears the expenses of registration of its shares with the Securities and Exchange Commission, while Kemper Distributors, Inc. ("KDI"), as principal underwriter, pays the cost of qualifying and maintaining the qualification of each Fund's shares for sale under the securities laws of the various states. ZKI has agreed to reimburse the Government Fund should all operating expenses of the Fund, including the compensation of ZKI, but excluding taxes, interest, distribution services fee, extraordinary expenses and brokerage commissions or transaction costs, exceed 1% of average daily net assets of the fund on an annual basis.

The investment management agreements provide that ZKI shall not be liable for any error of judgment or of law, or for any loss suffered by a Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZKI in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each Fund's investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by (a) a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees of the Fund. Each Fund's investment management agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment. If additional Funds become subject to an investment management agreement, the provisions concerning continuation, amendment and termination shall be on a Fund by Fund basis. Additional Funds may be subject to a different agreement.

The current investment management fee rates paid by the Funds are in the prospectus, see "Investment Manager and Underwriter." The investment management fees paid by each Fund for its last three fiscal years are shown in the table below (except for the Opportunity Fund which commenced operations on October 1, 1997).

          FUND                1997           1996          1995
          ----                ----           ----          ----
Adjustable Rate..........  $   493,000       627,000       887,000
Diversified..............  $ 4,664,000     4,239,000     4,152,000
Government...............  $15,888,000    18,159,000    19,681,000
High Yield...............  $23,419,000    19,436,000    17,917,000
Income and Capital.......  $ 3,162,000     3,194,000     2,923,000
Mortgage.................  $13,793,000    16,340,000    21,526,000+
Short-Intermediate
  Government.............  $ 1,014,000     1,230,000     1,626,000+

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

FUND SUB-ADVISER. ZIML, 1 Fleet Place, London, U.K. EC4M 7RQ, an affiliate of ZKI, is the sub-adviser for the foreign securities portion of the Diversified, High Yield, Opportunity, and Income and Capital Funds. ZIML acts as sub-adviser pursuant to the terms of a Sub-Advisory Agreement between it and ZKI for each such Fund.

Under the terms of the Sub-Advisory Agreement for a Fund, ZIML renders investment advisory and management services with regard to that portion of the Fund's portfolio as may be allocated to ZIML by ZKI from time to time for management of foreign securities, including foreign currency transactions and related investments. ZIML may, under the terms of each Sub-Advisory Agreement, render similar services to others including other investment companies. For its services, ZIML receives from ZKI a monthly fee at the annual rate of .30% of the portion of the average daily net assets of each Fund allocated by ZKI to ZIML for management. ZIML permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

Each Sub-Advisory Agreement provides that ZIML will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ZIML in the performance of its duties or from reckless disregard by ZIML of its obligations and duties under the Sub-Advisory Agreement.

Each Sub-Advisory Agreement continues in effect from year to year so long as its continuation is approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and (b) by the shareholders or the Board of Trustees. Each Sub-Advisory

Agreement may be terminated at any time for a Fund upon 60 days notice by ZKI, ZIML or the Board of Trustees, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon the termination of the Fund's investment management agreement. If additional Funds become subject to a Sub-Advisory Agreement, the provisions concerning continuation, amendment and termination shall be on a Fund-by-Fund basis. Additional Funds may be subject to a different agreement. The sub-advisory fees paid by ZKI to ZIML for the Diversified, High Yield and Income and Capital Fund's 1997 fiscal year were $3,821, $0 and $0, respectively. The Opportunity Fund commenced operations on October 1, 1997.

PRINCIPAL UNDERWRITER. Pursuant to separate underwriting and distribution services agreements ("distribution agreements"), KDI, a wholly owned subsidiary of ZKI, is the principal underwriter and distributor for the shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. KDI bears all its expenses of providing services pursuant to the distribution agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. KDI also pays for supplementary sales literature and advertising costs.

Each distribution agreement continues in effect from year to year so long as such continuance is approved for each class at least annually by a vote of the Board of Trustees of the Fund, including the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement. Each agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by a Fund or by KDI upon 60 days notice. Termination by a Fund with respect to a class may be by vote of a majority of the Board of Trustees, or a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the agreement, or a "majority of the outstanding voting securities" of the class of the Fund, as defined under the Investment Company Act of 1940. The agreement may not be amended for a class to increase the fee to be paid by a Fund with respect to such class without approval by a majority of the outstanding voting securities of such class of the Fund and all material amendments must in any event be approved by the Board of Trustees in the manner described above with respect to the continuation of the agreement. The provisions concerning the continuation, amendment and termination of the distribution agreement are on a Fund by Fund basis and for each Fund on a class by class basis.

CLASS A SHARES. The following information concerns the underwriting commissions paid in connection with the distribution of each Fund's Class A shares for the fiscal years noted (except for the Opportunity Fund which commenced operations on October 1, 1997).

                                                                 COMMISSIONS
                                     COMMISSIONS   COMMISSIONS   PAID TO KDI
                                     RETAINED BY   KDI PAID TO   AFFILIATED
CLASS A SHARES         FISCAL YEAR       KDI        ALL FIRMS       FIRMS
--------------         -----------   -----------   -----------   -----------
Adjustable Rate.......    1997       $    8,000        58,000            0
                          1996       $   11,000        88,000            0
                          1995       $   22,000       161,000       40,000
Diversified...........    1997       $  178,000     1,166,000            0
                          1996       $  129,000       737,000       69,000
                          1995       $   75,000       462,000       68,000
Government............    1997       $  221,000     1,410,000       10,000
                          1996       $  330,000     2,024,000       91,000
                          1995       $  380,000     2,427,000      325,000
High Yield............    1997       $1,714,000    11,779,000      181,000
                          1996       $  857,000     6,035,000      226,000
                          1995       $  476,000     3,430,000      435,000
Income and Capital....    1997       $   53,000     1,283,000            0
                          1996       $  115,000       914,000       74,000
                          1995       $   96,000       767,000      110,000
Mortgage..............    1997       $   29,000       201,000            0
                          1996       $   38,000       226,000       11,000
                          1995+      $   20,000       183,000       29,000
Short-Intermediate
  Government..........    1997       $    8,000        82,000            0
                          1996       $    9,000        70,000        1,000
                          1995+      $   23,000       220,000       77,000

---------------
+ Includes amounts paid during fiscal year ended July 31, 1995 and fiscal period from August 1, 1995 to September 30, 1995.

CLASS B SHARES AND CLASS C SHARES. Since the distribution agreement provides for fees charged to Class B and Class C shares that are used by KDI to pay for distribution services (see the prospectus under "Investment Manager and Underwriter"), the agreement (the "Plan"), is approved and renewed separately for the Class B and Class C shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which regulates the manner in which an investment company may, directly or indirectly, bear expenses of distributing its shares. As of December 1997, each Fund's Rule 12b-1 Plan has been separated from its distribution agreement.

Expenses of the Funds and of KDI in connection with the Rule 12b-1 plans for the Class B and Class C shares are set forth below (except for the Opportunity Fund which commenced operations on October 1, 1997). A portion of the marketing, sales and operating expenses shown below could be considered overhead expense.

                                                          CONTINGENT                  DISTRIBUTION
                                                           DEFERRED                    FEES PAID
                                           DISTRIBUTION     SALES         TOTAL            BY
                                            FEES PAID      CHARGES     DISTRIBUTION    KDI TO KDI
                                  FISCAL     BY FUND       PAID TO     FEES PAID BY    AFFILIATED
         CLASS B SHARES            YEAR       TO KDI         KDI       KDI TO FIRMS      FIRMS
         --------------           ------   ------------   ----------   ------------   ------------
Adjustable Rate.................   1997    $    51,000       31,000        112,000              0
                                   1996    $    42,000       19,000         56,000          5,000
                                   1995    $    35,000       30,000        116,000         41,000
Diversified.....................   1997    $ 2,148,000      419,000      2,911,000              0
                                   1996    $ 1,909,000      446,000      1,739,000         54,000
                                   1995    $ 1,925,000      688,000      1,155,000        133,000
Government......................   1997    $   528,000      234,000        665,000              0
                                   1996    $   475,000      181,000      1,206,000         34,000
                                   1995    $   254,000       91,000      1,495,000        200,000
High Yield......................   1997    $ 8,925,000    1,473,000     16,578,000              0
                                   1996    $ 7,450,000    1,324,000      7,288,000         91,000
                                   1995    $ 7,344,000    1,785,000      3,986,000        574,000
Income and Capital..............   1997    $   600,000      211,000        588,000              0
                                   1996    $   572,000      146,000      1,393,000         89,000
                                   1995    $   289,000       86,000        876,000        113,000
Mortgage........................   1997    $ 6,685,000    1,362,000        640,000              0
                                   1996    $ 9,328,000    2,147,000        982,000         22,000
                                   1995+   $15,132,000    4,977,000      1,496,000        156,000
Short-Intermediate Government...   1997    $ 1,071,000      327,000        335,000              0
                                   1996    $ 1,403,000      486,000        378,000          2,000
                                   1995+   $ 1,979,000    1,011,000        699,000         64,000


                                            OTHER DISTRIBUTION EXPENSES PAID BY KDI
                                  ------------------------------------------------------------
                                  ADVERTISING                MARKETING     MISC.
                                      AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
         CLASS B SHARES           LITERATURE     PRINTING    EXPENSES    EXPENSES     EXPENSE
         --------------           -----------   ----------   ---------   ---------   --------
Adjustable Rate.................      10,000       1,000       25,000     492,000       36,000
                                      13,000       1,000       31,000      12,000       26,000
                                      13,000       3,000       69,000      22,000       18,000
Diversified.....................     368,000      26,000     1,018,000    121,000      640,000
                                     409,000      33,000      871,000     165,000      468,000
                                     115,000      16,000      586,000      97,000      452,000
Government......................     116,000       8,000      303,000      43,000      405,000
                                     336,000      27,000      690,000     135,000      308,000
                                     131,000       8,000      681,000      86,000      136,000
High Yield......................   2,127,000     153,000     5,700,000    583,000    1,500,000
                                   1,549,000     119,000     3,416,000    638,000      567,000
                                     335,000      45,000     2,075,000    281,000      461,000
Income and Capital..............      97,000       7,000      254,000      39,000      378,000
                                     390,000      31,000      804,000     132,000      295,000
                                      70,000       7,000      354,000      59,000      104,000
Mortgage........................     116,000       8,000      300,000      57,000          -0-
                                     325,000      23,000      656,000     119,000      514,000
                                     165,000      72,000      979,000     147,000    1,911,000
Short-Intermediate Government...      52,000       4,000      136,000      31,000          -0-
                                     111,000       9,000      235,000      44,000          -0-
                                      78,000      21,000      416,000      73,000       14,000

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

                                                                                       DISTRIBUTION
                                                           CONTINGENT                   FEES PAID
                                            DISTRIBUTION    DEFERRED       TOTAL          BY KDI
                                             FEES PAID       SALES      DISTRIBUTION      TO KDI
                                   FISCAL     BY FUND       CHARGES     FEES PAID BY    AFFILIATED
         CLASS C SHARES             YEAR       TO KDI        TO KDI     KDI TO FIRMS      FIRMS
         --------------            ------   ------------   ----------   ------------   ------------
Adjustable Rate..................   1997      $  9,000            0         8,000              0
                                    1996      $  9,000            0         9,000              0
                                    1995      $  8,000          N/A        11,000          4,000
Diversified......................   1997      $ 83,000        5,000       106,000              0
                                    1996      $ 33,000            0        52,000              0
                                    1995      $ 14,000          N/A        14,000          1,000
Government.......................   1997      $ 62,000        1,000        72,000              0
                                    1996      $ 51,000        1,000        60,000              0
                                    1995      $ 19,000          N/A        19,000          2,000
High Yield.......................   1997      $657,000       58,000       944,000              0
                                    1996      $245,000        3,000       370,000              0
                                    1995      $ 68,000          N/A        67,000          8,000
Income and Capital...............   1997      $ 53,000        2,000        60,000              0
                                    1996      $ 31,000        1,000        42,000              0
                                    1995      $ 12,000          N/A        12,000          1,000
Mortgage.........................   1997      $ 16,000        1,000        21,000              0
                                    1996      $ 12,000            0        15,000              0
                                    1995+     $  5,000          N/A         5,000          1,000
Short-Intermediate Government....   1997      $ 34,000        3,000        42,000              0
                                    1996      $ 25,000        1,000        29,000              0
                                    1995+     $ 19,000          N/A        42,000          3,000


                                             OTHER DISTRIBUTION EXPENSES PAID BY KDI
                                   ------------------------------------------------------------
                                   ADVERTISING                MARKETING     MISC.
                                       AND       PROSPECTUS   AND SALES   OPERATING   INTEREST
         CLASS C SHARES            LITERATURE     PRINTING    EXPENSES    EXPENSES    EXPENSES
         --------------            -----------   ----------   ---------   ---------   --------
Adjustable Rate..................      4,000            0       11,000      61,000       12,000
                                       9,000        1,000       20,000       8,000        8,000
                                       6,000        2,000       32,000      14,000        4,000
Diversified......................     49,000        4,000      136,000      24,000       29,000
                                      34,000        3,000       54,000      14,000       12,000
                                       8,000        1,000       42,000      14,000        5,000
Government.......................     16,000        1,000       44,000       8,000       30,000
                                      57,000        5,000      113,000       8,000       19,000
                                      11,000        1,000       60,000      14,000        4,000
High Yield.......................    411,000       29,000     1,111,000    128,000      210,000
                                     316,000       23,000      559,000      90,000       79,000
                                      41,000        4,000      250,000      44,000       18,000
Income and Capital...............     23,000        2,000       60,000      16,000       24,000
                                      40,000        3,000       86,000       2,000       12,000
                                       7,000        1,000       34,000      11,000        2,000
Mortgage.........................      7,000            0       19,000       5,000        8,000
                                       8,000        1,000       17,000       1,000        5,000
                                       4,000        1,000       23,000      12,000        2,000
Short-Intermediate Government....     18,000        1,000       50,000      16,000       28,000
                                      36,000        3,000       76,000      12,000       17,000
                                      15,000        4,000       79,000      21,000        8,000

---------------
+ Includes amounts paid during the fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

ADMINISTRATIVE SERVICES. Administrative services are provided to each Fund under an administrative services agreement ("administrative agreement") with KDI. KDI bears all its expenses of providing services pursuant to the administrative agreement between KDI and the Fund, including the payment of service fees. For the services under the administrative agreement, each Fund pays KDI an administrative services fee, payable monthly, at the annual rate of up to .25% of average daily net assets of Class A, B and C shares of the Fund.

KDI has entered into related arrangements with various broker-dealer firms and other service or administrative firms ("firms"), that provide services and facilities for their customers or clients who are investors of the Fund. The firms provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund, assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. With respect to Class A shares, KDI pays each firm a service fee, normally payable quarterly, at an annual rate of (a) up to .15% (.25% for the Mortgage and Short-Intermediate Government Funds) of the net assets in Fund accounts that it maintains and services attributable to Class A shares acquired prior to October 1, 1993, and (b) up to .25% of net assets of those accounts that it maintains and services attributable to Class A shares acquired on or after October 1, 1993, in each case commencing with the month after investment. With respect to Class B shares and Class C shares, KDI currently advances to firms the first-year service fee at a rate of up to .25% of the purchase price of such shares. For periods after the first year, KDI currently intends to pay firms a service fee at an annual rate of up to .25% (calculated monthly and normally paid quarterly) of the net assets attributable to Class B and Class C shares maintained and serviced by the firm and the fee continues until terminated by KDI or the Fund. Firms to which service fees may be paid include affiliates of KDI.

The following information concerns the administrative services fee paid by each Fund to KDI (except the Opportunity Fund which commenced operations on October 1, 1997).

                                                                                           TOTAL SERVICE FEES   SERVICE FEES PAID
                                                     ADMINISTRATIVE SERVICE FEES PAID BY     PAID BY KDI TO       BY KDI TO KDI
                                                                    FUND                         FIRMS          AFFILIATED FIRMS
                                                     -----------------------------------   ------------------   -----------------
                FUND                   FISCAL YEAR     CLASS A      CLASS B     CLASS C
                ----                   -----------     -------      -------     -------
Adjustable Rate......................     1997       $  169,000       17,000      3,000           188,000                   0
                                          1996       $  213,000       14,000      3,000           231,000               5,000
                                          1995       $  299,000       11,000      2,000           320,000              76,000
Diversified..........................     1997       $1,131,000      705,000     28,000         1,930,000               9,000
                                          1996       $1,020,000      624,000     11,000         1,692,000              55,000
                                          1995       $  952,000      620,000      5,000         1,582,000             203,000
Government...........................     1997       $6,821,000      173,000     19,000         7,053,000              35,000
                                          1996       $7,542,000      159,000     15,000         7,728,000             329,000
                                          1995       $7,831,000       84,000      6,000         7,965,000           1,161,000
High Yield...........................     1997       $6,462,000    2,917,000    217,000        10,067,000              49,000
                                          1996       $5,075,000    2,469,000     83,000         7,844,000             134,000
                                          1995       $4,323,000    2,400,000     22,000         6,730,000             783,000
Income and Capital...................     1997       $  992,000      199,000     18,000         1,207,000               6,000
                                          1996       $  950,000      185,000     10,000         1,167,000              39,000
                                          1995       $  856,000       95,000      4,000           980,000             108,000
Mortgage.............................     1997       $4,354,000    2,139,000      5,000         6,503,000              73,000
                                          1996       $4,751,000    2,978,000      4,000         7,729,000             301,000
                                          1995+      $5,402,000    4,811,000      2,000        10,164,000           1,280,000
Short-Intermediate Government........     1997       $   88,000      345,000     12,000           450,000                   0
                                          1996       $   80,000      453,000      8,000           546,000              11,000
                                          1995+      $   69,000      640,000      6,000           698,000              60,000

---------------
+ Includes amounts paid during fiscal year ended July 31, 1995 and the fiscal period from August 1, 1995 to September 30, 1995.

KDI also may provide some of the above services and may retain any portion of the fee under the administrative agreement not paid to firms to compensate itself for administrative functions performed for a Fund. Currently, however, the administrative services fee payable to KDI is based only upon Fund assets in accounts for which a firm provides administrative services and it is intended that KDI will pay all the administrative services fee that it receives from a Fund to firms in the form of service fees. The effective administrative services fee rate to be charged against all assets of a Fund while this procedure is in effect will depend upon the proportion of Fund assets that is in accounts for which a firm of record provides administrative services, as well as (except for the Mortgage and Short-Intermediate Government Funds), with respect to Class A shares, the date when shares representing such assets were purchased. The Board of Trustees of a Fund, in its discretion, may approve basing the fee to KDI on all Fund assets in the future.

Certain trustees or officers of the Funds are also directors or officers of ZKI, ZIML or KDI as indicated under "Officers and Trustees."

CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, as custodian, and State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as sub-custodian, have custody of all securities and cash of each Fund maintained in the United States. The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund held outside of the United States. They attend to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. IFTC is also each Fund's transfer agent and dividend-paying agent. Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of ZKI, serves as "Shareholder Service Agent" of each Fund, and as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to ZKSC, annual account fees of $6 per account plus account set up, transaction and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B only) and out-of-pocket expense reimbursement. IFTC's fee is reduced by certain earnings credits in favor of the Fund. The following shows for each Fund's 1997 fiscal year the shareholder service fees IFTC remitted to KSvC (except for the Opportunity Fund which commenced operations on October 1, 1997).

                      FUND                             FEES TO KSVC
                      ----                             ------------
Adjustable Rate.................................        $  249,000
Diversified.....................................         1,681,000
Government......................................         3,598,000
High Yield......................................         4,802,000
Income and Capital..............................           937,000
Mortgage........................................         3,192,000
Short-Intermediate Government...................           560,000

INDEPENDENT AUDITORS AND REPORTS TO SHAREHOLDERS. The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

LEGAL COUNSEL. Vedder, Price, Kaufmann & Kammholz, 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund.

PURCHASE AND REDEMPTION OF SHARES

As described in the Funds' prospectus, shares of a Fund are sold at their public offering price, which is the net asset value per share of the Fund next determined after an order is received in proper form plus, with respect to Class A shares of each Fund, an initial sales charge. The minimum initial investment is $1,000 and the minimum subsequent investment is $100 but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. An order for the purchase of shares that is accompanied by a check drawn on a foreign bank (other than a check drawn on a Canadian bank in U.S. Dollars) will not be considered in proper form and will not be processed unless and until the Fund determines that it has received payment of the proceeds of the check. The time required for such a determination will vary and cannot be determined in advance.

Upon receipt by the Shareholder Service Agent of a request for redemption, shares of a Fund will be redeemed by the Fund at the applicable net asset value per share of such Fund as described in the Funds' prospectus.

Scheduled variations in or the elimination of the initial sales charge for purchases of Class A shares or the contingent deferred sales charge for redemption of Class B or Class C shares by certain classes of persons or through certain types of transactions as described in the prospectus are provided because of anticipated economies in sales and sales related efforts.

A Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange ("Exchange") is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of a Fund's shareholders.

The conversion of Class B shares to Class A shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to each Fund to the effect that (a) the assessment of the distribution services fee with respect to Class B shares and not Class A shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code, and (b) that the conversion of Class B shares to Class A shares does not constitute a taxable event under the Internal Revenue Code. The conversion of Class B shares to Class A shares may be suspended if such assurance is not available. In that event, no further conversions of

Class B shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described in the prospectus.

DIVIDENDS AND TAXES

DIVIDENDS. Each Fund normally declares and distributes monthly dividends of net investment income and distributes any net realized capital gains at least annually.

A Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code (the "Code"). Dividends will be reinvested in shares of the Fund paying such dividends unless shareholders indicate in writing that they wish to receive them in cash or in shares of other Kemper Funds as described in the prospectus.

The level of income dividends per share (as a percentage of net asset value) will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

TAXES. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed. One of the Subchapter M requirements to be satisfied is that less than 30% of a Fund's gross income during its fiscal year must be derived from gains (not reduced by losses) from the sale or other disposition of securities and certain other investments held for less than three months. This requirement has been eliminated by the Taxpayer Relief Act of 1997 for fiscal years beginning after August 5, 1997. As long as the requirement applies a Fund may be limited in its options, futures and foreign currency transactions in order to prevent recognition of such gains.

A Fund's options, futures and foreign currency transactions are subject to special tax provisions that may accelerate or defer recognition of certain gains or losses, change the character of certain gains or losses, or alter the holding periods of certain of the Fund's securities.

The mark-to-market rules of the Code may require a Fund to recognize unrealized gains and losses on certain options and futures held by the Fund at the end of the fiscal year. Under these provisions, 60% of any capital gain or loss recognized will generally be treated as long-term and 40% as short-term. However, although certain forward contracts on foreign currency are marked-to-market, the gain or loss is generally ordinary under Section 988 of the Code. In addition, the straddle rules of the Code would require deferral of certain losses realized on positions of a straddle to the extent that the Fund had unrealized gains in offsetting positions at year end.

Gains and losses attributable to fluctuations in the value of foreign currencies will be characterized generally as ordinary gain or loss under Section 988 of the Code. For example, if a Fund sold a foreign bond and part of the gain or loss on the sale was attributable to an increase or decrease in the value of a foreign currency, then the currency gain or loss may be treated as ordinary income or loss. If such transactions result in greater net ordinary income, the dividends paid by the Fund will be increased; if the result of such transactions is lower net ordinary income, a portion of dividends paid could be classified as a return of capital.

At August 31, 1997 the Adjustable Rate Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $10,622,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1997 the Diversified Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $126,968,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1997, the Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $679,036,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2004. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At October 31, 1997, the Income and Capital Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $16,124,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2003. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1997, the High Yield Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $151,654,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1997, the Mortgage Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $894,044,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 1998 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

At September 30, 1997, the Short-Intermediate Government Fund had an accumulated net realized capital loss for federal income tax purposes of approximately $22,500,000, which is available to offset future taxable capital gains. If not applied, the carryover expires during the period 2002 through 2006. The Fund does not intend to distribute realized capital gains until the capital loss carryover is exhausted.

A 4% excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution is the sum of 98% of a Fund's net investment income for the calendar year plus 98% of its capital gain net income for the one-year period ending October 31, plus any undistributed net investment income from the prior calendar year, plus any undistributed capital gain net income from the one year period ended October 31 in the prior calendar year, minus any overdistribution in the prior calendar year. For purposes of calculating the required distribution, foreign currency gains or losses occurring after October 31 are taken into account in the following calendar year. Each Fund intends to declare or distribute dividends during the appropriate periods of an amount sufficient to prevent imposition of the 4% excise tax.

A shareholder who redeems shares of a Fund will recognize capital gain or loss for federal income tax purposes measured by the difference between the value of the shares redeemed and the adjusted cost basis of the shares. Any loss recognized on the redemption of Fund shares held six months or less will be treated as long-term capital loss to the extent that the shareholder has received any long-term capital gain dividends on such shares. A shareholder who has redeemed shares of a Fund (other than shares of the Kemper Cash Reserves Fund not acquired by exchange from another Kemper Mutual Fund) or other Kemper Mutual Fund listed in the prospectus under "Special Features--Class A Shares-- Combined Purchases" may reinvest the amount redeemed at net asset value at the time of the reinvestment in shares of any Fund or in shares of a Kemper Mutual Fund within six months of the redemption as described in the prospectus under "Redemption or Repurchase of Shares--Reinvestment Privilege." If redeemed shares were purchased after October 3, 1989 and were held less than 91 days, then the lesser of (a) the sales charge waived on the reinvested shares, or (b) the sales charge incurred on the redeemed shares, is included in the basis of the reinvested shares and is not included in the basis of the redeemed shares. If a shareholder realized a loss on the redemption or exchange of a Fund's shares and reinvests in shares of the same Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the wash sale rules resulting in a postponement of the recognition of such loss for federal income tax purposes. An exchange of a Fund's shares for shares of another fund is treated as a redemption and reinvestment for federal income tax purposes upon which gain or loss may be recognized.

A Fund's investment income derived from foreign securities and certain American Depositary Receipts may be subject to foreign income taxes withheld at the source. Because the amount of a Fund's investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.

Shareholders who are non-resident aliens are subject to U.S. withholding tax on ordinary income dividends (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by any applicable tax treaty.

PERFORMANCE

As described in the prospectus, each Fund's historical performance or return for a class of shares may be shown in the form of "yield" and "average annual total return" and "total return" figures. These various measures of performance are described below. Performance information will be computed separately for each class. ZKI agreed to waive its management fee and to absorb certain operating expenses for the Adjustable Rate Fund for the periods and to the extent specified in this Statement of Additional Information. See "Investment Manager and Underwriter." Because of this waiver and expense absorption, the performance results for the Adjustable Rate Fund may be shown with and without the effect of this waiver and expense absorption. Performance results not giving effect to waivers and expense absorptions will be lower.

Yield is a measure of the net investment income per share earned over a specific one month or 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period. Average annual total return and total return measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the Fund's portfolio.

A Fund's yield is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. Each Fund's yield shown below is based on the one month period ended as noted (except for the Opportunity Fund which commenced operations on October 1, 1997).

                                            CLASS A    CLASS B    CLASS C
          FUND (PERIOD ENDED)               SHARES     SHARES     SHARES
          -------------------               -------    -------    -------
Adjustable Rate (8/31/97)...............     5.00%      4.48%      4.52%
Diversified (10/31/97)..................     6.54       5.86       5.95
Government (10/31/97)...................     6.11       5.44       5.48
High Yield (9/30/97)....................     7.86       7.34       7.36
Income and Capital (10/31/97)...........     5.42       4.75       4.77
Mortgage (9/30/97)......................     6.07       5.48       5.60
Short-Intermediate Government
  (9/30/97).............................     4.87       4.23       4.38

Each Fund's yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share (which is net asset value for Class B and Class C shares) on the last day of the period, according to the following formula:

               a - b
YIELD = 2 [ (   cd   +1 )6 - 1]

Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

        d = the maximum offering price per share on the last day of the period
            (which is net asset value for Class B and Class C shares).

In computing the foregoing yield, each Fund follows certain standardized accounting practices specified by Securities and Exchange Commission rules. These practices are not necessarily consistent with those that each Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles.

Each Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the Securities and Exchange Commission. The average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's shares on the first day of the period, adjusting to deduct the maximum sales charge (in the case of

Class A shares), and computing the "redeemable value" of that investment at the end of the period. The redeemable value in the case of Class B shares or Class C shares includes the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return may also be calculated without deducting the maximum sales charge.

Calculation of a Fund's total return is not subject to a standardized formula, except when calculated for purposes of the Fund's "Financial Highlights" table in the Fund's financial statements and prospectus. Total return performance for a specific period is calculated by first taking a hypothetical investment ("initial investment") in a Fund's shares on the first day of the period, either adjusting or not adjusting to deduct the maximum sales charge (in the case of Class A shares), and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The ending value in the case of Class B and Class C shares may or may not include the effect of the applicable contingent deferred sales charge that may be imposed at the end of the period. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

A Fund's performance figures are based upon historical results and are not representative of future performance. Each Fund's Class A shares are sold at net asset value plus a maximum sales charge of 4.5% of the offering price (3.5% for the Adjustable Rate and Short-Intermediate Government Funds). Class B and Class C shares are sold at net asset value. Redemptions of Class B shares may be subject to a contingent deferred sales charge that is 4% in the first year following the purchase, declines by a specified percentage each year thereafter and becomes zero after six years. Redemption of Class C shares may be subject to a 1% contingent deferred sales charge in the first year following purchase. Returns and net asset value will fluctuate. Factors affecting each Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section. Shares of each Fund are redeemable at the then current net asset value, which may be more or less than original cost.

The figures below show performance information for the Funds for various periods. Comparative information with respect to certain indices is also included. Please note the differences and similarities between the investments which a Fund may purchase and the investments measured by the applicable indices. The Consumer Price Index is generally considered to be a measure of inflation. The Lehman Brothers Adjustable Rate Index generally represents the performance of adjustable rate mortgages during various market conditions. The Lehman Brothers Aggregate Bond Index generally represents the performance of intermediate and long-term government bonds and investment grade corporate debt securities and mortgage-backed securities during various market conditions. The Lehman Brothers Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities during various market conditions. The Merrill Lynch Market Weighted Index generally represents the performance of short- and intermediate-term Treasury and GNMA securities during various market conditions. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds during various market conditions. The Salomon Brothers Long-Term High Yield Index generally represents the performance of high yield debt securities during various market conditions. The Salomon Brothers 30 Year GNMA Index generally represents the performance of GNMA 30-year pass-through mortgages. The foregoing bond indices are unmanaged. The market prices and yields of corporate and government bonds will fluctuate. The net asset values and returns of each class of shares of the Funds will also fluctuate. No adjustment has been made for taxes payable on dividends. The period indicated was one of fluctuating securities prices and interest rates. As indicated previously, the Opportunity Fund commenced operations on October 1, 1997.

                     ADJUSTABLE RATE FUND--AUGUST 31, 1997

--------------------------------------------------------------------------------------------------------------------
        TOTAL             INITIAL          CAPITAL GAIN           INCOME              ENDING            PERCENTAGE
       RETURN             $10,000           DIVIDENDS           DIVIDENDS              VALUE             INCREASE
        TABLE          INVESTMENT(*)        REINVESTED        REINVESTED(**)       (ADJUSTED)(*)       (ADJUSTED)(*)
       ------          -------------       ------------       --------------       -------------       -------------
                                                   CLASS A SHARES
Life of Fund(+)           $ 8,949               9                 9,372               18,330               83.3
Five Years                  9,338               0                 2,767               12,105               21.1
One Year                    9,799               0                   500               10,299                3.0
                                                   CLASS B SHARES
Life of Fund(++)            9,980               0                 1,589               11,370               13.7
One Year                   10,150               0                   446               10,296                3.0
                                                   CLASS C SHARES
Life of Fund(++)            9,993               0                 1,602                    *                  *
One Year                   10,150               0                   448                    *                  *

---------------------  -------------------------------------
        TOTAL              ENDING              PERCENTAGE
       RETURN               VALUE               INCREASE
        TABLE          (UNADJUSTED)(*)       (UNADJUSTED)(*)
       ------          ---------------       ---------------
                                  CLASS A SHARES
Life of Fund(+)            19,002                 90.0
Five Years                 12,540                 25.4
One Year                   10,674                  6.7
                                  CLASS B SHARES
Life of Fund(++)           11,569                 15.7
One Year                   10,596                  6.0
                                  CLASS C SHARES
Life of Fund(++)           11,595                 16.0
One Year                   10,598                  6.0

                                         COMPARED TO
                       ------------------------------------------------
                       CONSUMER     SALOMON       LEHMAN       LEHMAN
        TOTAL           PRICE     BROS. HIGH       BROS.        BROS.
       RETURN           INDEX     GRADE CORP.   GOVT./CORP.      ARM
        TABLE            (1)       INDEX(2)      INDEX(3)     INDEX(4)
       ------          --------   -----------   -----------   --------
Life of Fund(+)          40.6       172.4          137.0           *
Life of Fund(++)          9.0        36.8           28.3        26.0
Five Years               14.1        48.8           39.6        33.2
One Year                  2.2        13.0            9.8         8.0

                                                                                       SALOMON           LEHMAN           LEHMAN
      AVERAGE ANNUAL         FUND          FUND          FUND         CONSUMER       BROS. HIGH           BROS.           BROS.
       TOTAL RETURN         CLASS A       CLASS B       CLASS C        PRICE         GRADE CORP.       GOVT./CORP.         ARM
          TABLE             SHARES        SHARES        SHARES        INDEX(1)        INDEX(2)          INDEX(3)         INDEX(4)
      --------------        -------       -------       -------       --------       -----------       -----------       --------
Life of Fund(+)               6.3             *             *           3.5             10.5               9.0               *
Life of Fund(++)                *           4.0           4.6           2.7             10.1               8.2             7.4
Five Years                    3.9             *             *           2.7              8.3               6.9             5.9
One Year                      3.0           3.0           6.0           2.2             13.0               9.8             8.0

---------------
 * -- Data not available or not applicable.

 (+) Since September 1, 1987 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                       DIVERSIFIED FUND--OCTOBER 31, 1997

--------------------------------------------------------------------------------------------------------------------
        TOTAL             INITIAL          CAPITAL GAIN           INCOME              ENDING            PERCENTAGE
       RETURN             $10,000           DIVIDENDS           DIVIDENDS              VALUE             INCREASE
        TABLE          INVESTMENT(*)        REINVESTED        REINVESTED(**)       (ADJUSTED)(*)       (ADJUSTED)(*)
       ------          -------------       ------------       --------------       -------------       -------------
                                                   CLASS A SHARES
Life of Fund(+)           $ 5,589              712                68,480              74,781               647.8
Fifteen Years               6,206              339                35,907              42,452               324.5
Ten Years                   9,324                0                20,416              29,740               197.4
Since 2/1/89(+++)           9,281                0                15,228              24,509               145.1
Five Years                 10,071                0                 5,716              15,787                57.9
One Year                    9,505                0                   824              10,329                 3.3
                                                   CLASS B SHARES
Life of Fund(++)           10,034                0                 3,103              12,937                29.4
One Year                    9,950                0                   763              10,414                 4.1
                                                   CLASS C SHARES
Life of Fund(++)           10,067                0                 3,147                   *                   *
One Year                    9,967                0                   770                   *                   *

---------------------  -----------------------------------------
        TOTAL               ENDING                PERCENTAGE
       RETURN                VALUE                 INCREASE
        TABLE          (UNADJUSTED)(***)       (UNADJUSTED)(***)
       ------          -----------------       -----------------
                                    CLASS A SHARES
Life of Fund(+)              78,322                  683.2
Fifteen Years                44,442                  344.4
Ten Years                    31,149                  211.5
Since 2/1/89(+++)            25,664                  156.6
Five Years                   16,533                   65.3
One Year                     10,812                    8.1
                                    CLASS B SHARES
Life of Fund(++)             13,137                   31.4
One Year                     10,713                    7.1
                                    CLASS C SHARES
Life of Fund(++)             13,124                   31.2
One Year                     10,737                    7.4

                                             COMPARED TO
                       -------------------------------------------------------
                                     SALOMON         LEHMAN      MERRILL LYNCH
        TOTAL          CONSUMER       BROS.           BROS.       HIGH YIELD
       RETURN           PRICE       HIGH GRADE     GOVT./CORP.      MASTER
        TABLE          INDEX(1)   CORP. INDEX(2)    INDEX(3)       INDEX(5)
       ------          --------   --------------   -----------   -------------
Life of Fund(+)         166.2         592.3           536.1              *
Life of Fund(++)          9.6          42.6            33.4           50.8
Fifteen Years            64.6         443.4           333.4              *
Ten Years                40.2         182.1           140.9          219.2
Since 2/1/89(+++)        33.4         141.5           116.6          166.7
Five Years               14.0          55.9            44.4           75.4
One Year                  2.1          10.8             8.8           13.8

                                                                                          SALOMON
       AVERAGE ANNUAL          FUND          FUND          FUND         CONSUMER           BROS.            LEHMAN BROS.
        TOTAL RETURN          CLASS A       CLASS B       CLASS C        PRICE           HIGH GRADE          GOVT./CORP.
           TABLE              SHARES        SHARES        SHARES        INDEX(1)       CORP. INDEX(2)         INDEX(3)
       --------------         -------       -------       -------       --------       --------------       ------------
Life of Fund(+)                10.4             *             *           4.9               10.0                 9.5
Life of Fund(++)                  *           7.8           8.5           2.7               10.9                 8.8
Fifteen Years                  10.1             *             *           3.4               12.0                10.3
Ten Years                      11.5             *             *           3.4               10.9                 9.2
Five Years                      9.6             *             *           2.7                9.3                 7.6
One Year                        3.3           4.1           7.4           2.1               10.8                 8.8

                              MERRILL LYNCH
       AVERAGE ANNUAL          HIGH YIELD
        TOTAL RETURN             MASTER
           TABLE                INDEX(5)
       --------------         -------------
Life of Fund(+)                      *
Life of Fund(++)                  12.8
Fifteen Years                        *
Ten Years                         12.3
Five Years                        11.9
One Year                          13.8

---------------
 * -- Data not available on not applicable.

  (+) Since June 23, 1977 for Class A Shares. (Index begins 6/30/77)

 (++) Since May 31, 1994 for Class B and Class C Shares.

(+++) The Fund's current objective became effective February 1, 1989.

                       GOVERNMENT FUND--OCTOBER 31, 1997

     TOTAL        -------------------------------------------------------------------------------------------------
                     Initial      Capital Gain       Income          Ending        Percentage          Ending
                     $10,000       Dividends       Dividends          Value         Increase            Value
     RETURN       Investment(*)    Reinvested    Reinvested(**)   (adjusted)(*)   (adjusted)(*)    (unadjusted)(*)
     TABLE        -------------   ------------   --------------   -------------   -------------    ---------------
                                                                                                     CLASS A SHARES

Life of Fund(+)      $ 7,901            0            39,531           47,432          374.3             49,659
Fifteen Years          9,402            0            29,417           38,819          288.2             40,641
Ten Years              9,215            0            12,272           21,487          114.9             22,499
Five Year              9,045            0             4,022           13,067           30.7             13,685
One Year               9,628            0               726           10,354            3.5             10,840
                                                                                                     CLASS B SHARES

Life of Fund(++)      10,150            0             2,500           12,450           24.5             12,650
One Year              10,080            0               659           10,439            4.4             10,739
                                                                                                     CLASS C SHARES

Life of Fund(++)      10,173            0             2,518                *              *             12,691
One Year              10,080            0               661                *              *             10,241

     TOTAL        -----------------
                     Percentage
                      Increase
     RETURN        (unadjusted)(*)
     TABLE         ---------------
                     CLASS A SHARES
Life of Fund(+)         396.6
Fifteen Years           306.4
Ten Years               125.0
Five Year                36.9
One Year                  8.4
                     CLASS B SHARES
Life of Fund(++)         26.5
One Year                  7.4
                     CLASS C SHARES
Life of Fund(++)         26.9
One Year                  7.4

                                      COMPARED TO
                  ---------------------------------------------------
     TOTAL        Consumer     Salomon       Lehman        Salomon
                   Price     Bros. High       Bros.      Bros. 30 Yr.
                   Index     Grade Corp.   Govt./Corp.       GNMA
     RETURN         (1)       Index(2)      Index(3)       Index(6)
     TABLE        --------   -----------   -----------   ------------
Life of Fund(+)    116.6        564.4         491.5             *
Life of Fund(++)     9.6         42.6          33.4          35.0
Fifteen Years       64.6        443.4         333.4         368.2
Ten Years           40.2        182.1         140.9         151.5
Five Year           14.0         55.9          44.4          43.0
One Year             2.1         10.8           8.8           9.1

 AVERAGE ANNUAL                                                Salomon       Lehman        Salomon
                     Fund      Fund      Fund     Consumer   Bros. High       Bros.      Bros. 30 Yr.
                    Class A   Class B   Class C    Price     Grade Corp.   Govt./Corp.       GNMA
  TOTAL RETURN      Shares    Shares    Shares    Index(1)    Index(2)      Index(3)       Index(6)
      TABLE         -------   -------   -------   --------   -----------   -----------   ------------
Life of Fund(+)       9.0         *         *       4.4         11.0          10.3              *
Life of Fund(++)        *       6.6       7.2       2.7         10.9           8.8            9.2
Fifteen Years         9.5         *         *       3.4         12.0          10.3           10.8
Ten Years             8.0         *         *       3.4         10.9           9.2            9.7
Five Year             5.5         *         *       2.7          9.3           7.6            7.4
One Year              3.5       4.4       7.4       2.1         10.8           8.8            9.1

---------------
* -- Data not available or not applicable.

 (+) Since October 1, 1979 for Class A Shares (when ZKI assumed investment advisory responsibilities for the Fund; prior to that date, the Fund was managed by another investment adviser that was not affiliated with ZKI)

(++) Since May 31, 1994 for Class B and Class C Shares.

                      HIGH YIELD FUND--SEPTEMBER 30, 1997

                   -------------------------------------------------------------------------------------------------
      TOTAL           Initial      Capital Gain       Income          Ending        Percentage          Ending
     RETURN           $10,000       Dividends       Dividends          Value         Increase            Value
      TABLE        Investment(*)    Reinvested    Reinvested(**)   (adjusted)(*)   (adjusted)(*)    (unadjusted)(*)
     ------        -------------   ------------   --------------   -------------   -------------    ---------------
CLASS A SHARES
Life of Fund(+)       $ 8,426         1,164           80,645          90,235           802.4            94,452
Fifteen Years          10,692           821           52,106          63,619           536.2            66,639
Ten Years               8,798           368           19,387          28,553           185.5            29,896
Five Years             10,320             0            6,372          16,692            66.9            17,473
One Year                9,861             0              993          10,854             8.5            11,368
CLASS B SHARES
Life of Fund(++)       10,666             0            3,614          14,080            40.8            14,280
One Year               10,328             0              943          10,971             9.7            11,271
CLASS C SHARES
Life of Fund(++)       10,703             0            3,644               *               *            14,347
One Year               10,340             0              947               *               *            11,287

                   -----------------
      TOTAL           Percentage
     RETURN            Increase
      TABLE          (unadjusted)
     ------          ------------
CLASS A SHARES
Life of Fund(+)          844.5
Fifteen Years            566.4
Ten Years                199.0
Five Years                74.7
One Year                  13.7
CLASS B SHARES
Life of Fund(++)          42.8
One Year                  12.7
CLASS C SHARES
Life of Fund(++)          43.5
One Year                  12.9

                                           COMPARED TO
                       ---------------------------------------------------
                                   Salomon
                       Consumer     Bros.        Lehman      Merrill Lynch
        TOTAL           Price     High Grade      Bros.       High Yield
       RETURN           Index       Corp.      Govt./Corp.      Master
        TABLE            (1)       Index(2)     Index(3)       Index(5)
       ------          --------   ----------   -----------   -------------
Life of Fund(+)         157.9       583.7         522.4              *
Life of Fund(++)          9.3        39.9          31.3           49.8
Fifteen Years            64.7       473.7         348.5              *
Ten Years                40.2       190.9         146.0          208.6
Five Years               14.1        50.6          39.9           72.1
One Year                  2.2        12.7           9.6           14.3

                                                             Salomon
                                                              Bros.                     Merrill Lynch
 AVERAGE ANNUAL     Fund      Fund      Fund     Consumer   High Grade   Lehman Bros.    High Yield
  TOTAL RETURN     Class A   Class B   Class C    Price       Corp.      Govt./Corp.       Master
     TABLE         Shares    Shares    Shares    Index(1)    Index(2)      Index(3)       Index(5)
 --------------    -------   -------   -------   --------   ----------   ------------   -------------
Life of Fund(+)     11.8         *         *       4.9         10.3           9.7              *
Life of Fund
  (++)                 *      10.8      11.4       2.7         10.6           8.5           12.9
Fifteen Years       13.1         *         *       3.4         12.4          10.5              *
Ten Years           11.1         *         *       3.4         11.3           9.4           11.9
Five Years          10.8         *         *       2.7          8.5           7.0           11.5
One Year             8.5       9.7      12.9       2.2         12.7           9.6           14.3

---------------
* -- Data not available or not applicable.

 (+) Since January 26, 1978 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                   INCOME AND CAPITAL FUND--OCTOBER 31, 1997

      TOTAL        -------------------------------------------------------------------------------------------------
                      Initial      Capital Gain       Income          Ending        Percentage          Ending
                      $10,000       Dividends       Dividends          Value         Increase            Value
     RETURN        Investment(*)    Reinvested    Reinvested(**)   (adjusted)(*)   (adjusted)(*)    (unadjusted)(*)
      TABLE        -------------   ------------   --------------   -------------   -------------    ---------------
                                                                                                      CLASS A SHARES
Life of Fund(+)       $ 8,156           463           71,794           80,143          704.1             84,193
Fifteen Years           9,884           178           31,381           41,443          314.4             43,402
Ten Years               9,660            97           12,783           22,540          125.4             23,609
Five Years              9,783            60            4,161           14,004           40.0             14,659
One Year                9,639             0              674           10,313            3.1             10,800
                                                                                                      CLASS B SHARES
Life of Fund(++)       10,429             0            2,473           12,702           27.0             12,902
One Year               10,095             0              607           10,402            4.0             10,702
                                                                                                      CLASS C SHARES
Life of Fund(++)       10,454             0            2,480                *              *             12,934
One Year               10,095             0              608                *              *             10,703

      TOTAL        -----------------
                      Percentage
                       Increase
     RETURN         (unadjusted)(*)
      TABLE         ---------------
                      CLASS A SHARES
Life of Fund(+)          741.9
Fifteen Years            334.0
Ten Years                136.1
Five Years                46.6
One Year                   8.0
                      CLASS B SHARES
Life of Fund(++)          29.0
One Year                   7.0
                      CLASS C SHARES
Life of Fund(++)          29.3
One Year                   7.0

                                    COMPARED TO
                  -----------------------------------------------
                              Salomon      Lehman
     TOTAL                     Bros.        Bros.       Lehman
                  Consumer   High Grade   Aggregate      Bros.
                   Price     Corp. Bond     Bond      Govt./Corp.
     RETURN       Index(1)    Index(2)    Index(7)     Index(3)
     TABLE        --------   ----------   ---------   -----------
Life of Fund(+)    238.1       859.7            *        760.7
Life of Fund(++)     9.6        42.6         33.7         33.4
Fifteen Years       64.6       443.4        340.7        333.4
Ten Years           40.2       182.1        142.3        140.9
Five Years          14.0        55.9         43.6         44.4
One Year             2.1        10.8          8.9          8.8

                                                          Salomon      Lehman
                                                           Bros.        Bros.       Lehman
AVERAGE ANNUAL   Fund      Fund      Fund     Consumer   High Grade   Aggregate      Bros.
 TOTAL RETURN   Class A   Class B   Class C    Price     Corp. Bond     Bond      Govt./Corp.
    TABLE       Shares    Shares    Shares    Index(1)    Index(2)    Index(7)     Index(3)
--------------  -------   -------   -------   --------   ----------   ---------   -----------
Life of
  Fund(+)         9.3         *         *        5.3        10.1           *          9.6
Life of
  Fund(++)          *       7.2       7.8        2.7        10.9         8.9          8.8
Fifteen Years     9.9         *         *        3.4        12.0        10.4         10.3
Ten Years         8.5         *         *        3.4        10.9         9.3          9.2
Five Years        7.0         *         *        2.7         9.3         7.5          7.6
One Year          3.1       4.0       7.0        2.1        10.8         8.9          8.8

---------------
* -- Data not available or not applicable.

 (+) Since April 15, 1974 for Class A Shares.

(++) Since May 31, 1994 for Class B and Class C Shares.

                       MORTGAGE FUND--SEPTEMBER 30, 1997

                   -------------------------------------------------------------------------------------------------
      TOTAL           Initial      Capital Gain       Income           Ending         Percentage         Ending
     RETURN           $10,000       Dividends       Dividends           Value          Increase           Value
      TABLE        Investment(*)    Reinvested    Reinvested(**)   (adjusted)(***)   (adjusted)(*)   (unadjusted)(*)
     ------        -------------   ------------   --------------   ---------------   -------------   ---------------
                                                   CLASS A SHARES
Life of Fund(+)       $ 8,570            0             4,726            13,296            33.0            13,926
One Year                9,682            0               746            10,428             4.3            10,926
Five Years              8,622            0             3,922            12,544            25.4            13,142
                                                   CLASS B SHARES
Life of Fund(++)        8,235            0            16,059                 *               *            24,294
Ten Years               9,126            0            11,143                 *               *            20,269
Five Years              9,032            0             3,579            12,521            25.2            12,611
One Year               10,131            0               686            10,517             5.2            10,817
                                                   CLASS C SHARES
Life of Fund(+++)      10,015            0             2,492                 *               *            12,507
One Year               10,145            0               700                 *               *            10,845

                   ---------------
      TOTAL          Percentage
     RETURN           Increase
      TABLE        (unadjusted)(*)
     ------        ---------------
                   CLASS A SHARES
Life of Fund(+)          39.3
One Year                  9.3
Five Years               31.4
                   CLASS B SHARES
Life of Fund(++)        142.9
Ten Years               102.7
Five Years               26.1
One Year                  8.2
                   CLASS C SHARES
Life of Fund(+++)        25.1
One Year                  8.5

                                          COMPARED TO
                       -------------------------------------------------
                                  Salomon
                                   Bros.       Lehman      Merrill Lynch
        TOTAL          Consumer    30 Yr.     Brothers       Mortgage
       RETURN           Price       GNMA     Govt./Corp.      Master
        TABLE          Index(1)   Index(6)    Index(3)       Index(8)
       ------          --------   --------   -----------   -------------

Life of Fund(+)          16.9        49.8        50.4           49.4
Life of Fund(++)         53.1       171.7       244.0          265.2
Life of Fund(+++)         9.3        33.7        31.3           33.3
Ten Years                40.2       157.3       146.0          154.6
Five Years               14.1        40.6        39.9           40.2
One Year                  2.2        10.2         9.6           10.1

                                                               Salomon
                                                                Bros.       Lehman      Merrill Lynch
 AVERAGE ANNUAL      Fund       Fund       Fund     Consumer    30 Yr.     Brothers       Mortgage
  TOTAL RETURN     Class A    Class B    Class C     Price       GNMA     Govt./Corp.      Master
     TABLE          Shares     Shares     Shares    Index(1)   Index(6)    Index(3)       Index(8)
 --------------    -------    -------    -------    --------   --------   -----------   -------------

Life of Fund(+)       5.1          *          *        2.8        7.3          7.4            7.2
Life of Fund(++)        *        7.1          *        3.4        8.1         10.0           10.6
Life of
  Fund(+++)             *          *        6.9        2.7        9.1          8.5            9.0
Ten Years               *        7.3          *        3.4        9.9          9.4            9.8
Five Years            4.6        4.6          *        2.7        7.1          7.0            7.0
One Year              4.3        5.2        8.5        2.2       10.2          9.6           10.1

---------------
* -- Data not available or not applicable.

  (+) Since January 10, 1992 for Class A Shares.

 (++) Since October 26, 1984 for Class B Shares.

(+++) Since May 31, 1994 for Class C Shares.

             SHORT-INTERMEDIATE GOVERNMENT FUND--SEPTEMBER 30, 1997

                             ------------------------------------------------------------------------------------------------
                                Initial      Capital Gain        Income          Ending        Percentage         Ending
        TOTAL                   $10,000      Distributions     Dividends          Value         Increase           Value
     RETURN TABLE            Investment(*)    Reinvested     Reinvested(**)   (adjusted)(*)   (adjusted)(*)   (unadjusted)(*)
     ------------            -------------   -------------   --------------   -------------   -------------   ---------------
CLASS A SHARES
Life of Fund(+)                 $8,764            70             3,956           12,790           27.9            13,252
Five Years                       8,647            66             3,275           11,988           19.9            12,429
One Year                         9,535             0               669           10,204            2.0            10,579

CLASS B SHARES
Life of Fund(++)                 9,141            92             6,936                *              *            16,169
Five Years                       8,941            68             2,913           11,833           18.3            11,922
One Year                         9,898             0               612           10,213            2.1            10,510

CLASS C SHARES
Life of Fund(+++)                9,617             0             2,089                *              *            11,706
One Year                         9,898             0               626                *              *            10,524

                        ---------------
                          Percentage
        TOTAL              Increase
     RETURN TABLE       (unadjusted)(*)
     ------------       ---------------
CLASS A SHARES
Life of Fund(+)              32.5
Five Years                   24.3
One Year                      5.8
CLASS B SHARES
Life of Fund(++)             61.7
Five Years                   19.2
One Year                      5.1
CLASS C SHARES
Life of Fund(+++)            17.1
One Year                      5.2

                                                                 COMPARED TO
                           ----------------------------------------------------------------------------------------
       TOTAL                  Consumer         Salomon Bros.       Lehman Bros. Govt./Corp.     Lehman Govt Bond
    RETURN TABLE           Price Index(1)   30 Yr. GNMA Index(6)           Index(3)           Intermediate Index(9)
    ------------           --------------   --------------------   ------------------------   ---------------------
Life of Fund(+)                 16.9                49.8                     50.4                     42.6
Life of Fund(++)                33.1               118.7                    113.2                     98.9
Life of Fund(+++)                9.3                33.7                     31.3                     26.3
Five Years                      14.1                40.6                     39.9                     32.9
One Year                         2.2                10.2                      9.6                      7.8

 AVERAGE ANNUAL          Fund      Fund      Fund     Consumer   Salomon Bros.   Lehman Bros.   Lehman Govt Bond
  TOTAL RETURN          Class A   Class B   Class C    Price        30 Yr.       Govt./Corp.      Intermediate
      TABLE             Shares    Shares    Shares    Index(1)   GNMA Index(6)     Index(3)         Index(9)
 --------------         -------   -------   -------   --------   -------------   ------------   ----------------
Life of Fund(+)           4.4         *         *       2.8           7.3            7.4              6.4
Life of Fund(++)            *       5.7         *       3.4           9.4            9.1              8.3
Life of Fund(+++)           *         *       4.8       2.7           9.1            8.5              7.3
Five Years                3.7       3.4         *       2.7           7.1            7.0              5.9
One Year                  2.0       2.1       5.2       2.2          10.2            9.6              7.8

---------------
* -- Data not available or not applicable.

  (+) Since January 10, 1992 for Class A Shares. (Index at December 31, 1991)

 (++) Since February 1, 1989 for Class B Shares. (Index at January 31, 1989)

(+++) Since May 31, 1994 for Class C Shares.

                            FOOTNOTES FOR ALL FUNDS

 * The Initial Investment and adjusted amounts for Class A shares were adjusted for the maximum initial sales charge at the beginning of the period, which is 4.5% for the Diversified Fund, Government Fund, High Yield Fund, Income and Capital Fund and Mortgage Fund and 3.5% for the Adjustable Rate Fund and Short-Intermediate Government Fund. The Initial Investment for Class B and Class C shares was not adjusted. Amounts were adjusted for Class B shares for the contingent deferred sales charge that may be imposed at the end of the period based upon the schedule for shares sold currently, see "Redemption or Repurchase of Shares" in the prospectus. No adjustments were made to Class C shares.

 ** Includes short-term capital gain dividends.

(1) The Consumer Price Index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers. Source is Towers Data Systems.

(2) Salomon Brothers High Grade Corporate Bond Index is on a total return basis with all dividends reinvested and is comprised of high grade long-term industrial and utility bonds rated in the top two rating categories. This index is unmanaged. Source is Towers Data Systems.

(3) The Lehman Brothers Government/Corporate Bond Index is on a total return basis and is comprised of all publicly issued, non-convertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. Government and all publicly issued, fixed-rate, non-convertible, domestic debt of the three major corporate classifications: industrial, utility, and financial. Only notes and bonds with a minimum outstanding principal amount of $1,000,000 and a minimum of one year to maturity are included. Bonds included must have a rating of at least Baa by Moody's Investors Service, Inc., BBB by Standard & Poor's Corporation or in the case of bank bonds not rated by either Moody's or S&P, BBB by Fitch Investors Service. This index is unmanaged. Source is Towers Data Systems.

(4) The Lehman Brothers Adjustable Rate Mortgage Index is a broad market capitalization index of the U.S. Government agency adjustable rate mortgage market. All securities in the index have coupons that periodically adjust based on a spread over a published index, and all are guaranteed by an agency of the U.S. Government. This index is unmanaged. Source is Lehman Brothers Inc.

(5) Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and must be less than BBB/Baa3 rated but not in default.

(6) The Salomon Brothers 30 Year GNMA Index is on a total return basis with all dividends reinvested and is comprised of GNMA 30-year pass throughs of single family and graduated payment mortgages. In order for a GNMA coupon to be included in the index, it must have at least $200 million of outstanding coupon product. This index is unmanaged. Source is Salomon Brothers Inc.

(7) The Lehman Brothers Aggregate Bond Index is on a total return basis and is comprised of intermediate and long-term government bonds, investment grade corporate debt securities and mortgage-backed securities. This index is unmanaged. Source is Lipper Analytical Services, Inc.

(8) Merrill Lynch Mortgage Master Index consists of fixed-rate, coupon-bearing bonds which are comprised of generic pass-through securities which are composed of numerous mortgage pools with various maturities. The amount outstanding in each agency/type/coupon subdivision of the mortgage index must be greater than or equal to $200 million. CMOs are excluded to avoid double-counting.

(9) The Lehman Government Bond Intermediate Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). Includes securities with maturities between 1 and 10 years.

Investors may want to compare the performance of a Fund to that of certificates of deposit issued by banks and other depository institutions. Certificates of deposit represent an alternative income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of deposits prior to maturity will normally be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The shares of a Fund are not insured and net asset value as well as yield will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. The bonds in which the Funds invest are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

Investors also may want to compare the performance of a Fund to that of U.S. Treasury bills, notes or bonds because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the U.S. Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. As noted in the prospectus, the government guarantee of the bonds in the Adjustable Rate, Government, Mortgage and Short-Intermediate Government Funds does not guarantee the market value of their respective shares. The net asset value of a Fund will fluctuate. Shares of a Fund are redeemable at net asset value which may be more or less than original cost. Each Fund's yield will also fluctuate.

From time to time, the Adjustable Rate Fund may compare its yield or price volatility to various securities, such as U.S. Government Securities, or to certain indices including, but not limited to, the J.P. Morgan one-, three-, and five-year constant maturity Treasury yield indices, which are based on estimated Treasury security yields adjusted to constant maturity and the Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI), which represents the weighted average cost of funds for savings institutions in Arizona, California and Nevada and is based on the one month annualized yield of savings deposits, Federal Home Loan Advances and other borrowings, such as repurchase agreements.

The following tables illustrate an assumed $10,000 investment in Class A shares of each Fund other than the Mortgage, Opportunity and Short-Intermediate Government Funds, which includes the current maximum sales charge of 4.5% (3.5% for the Adjustable Rate Fund), with income and capital gain dividends reinvested in additional shares. The tables for the Mortgage and Short-Intermediate Government Funds illustrate an assumed $10,000 investment in Class B shares of these Funds, with income and capital gain dividends reinvested in additional shares, and do not include the effect of the contingent deferred sales charge. Each table covers the period from commencement of operations of the Fund to December 31, 1996.

------------------------------------------------------------------------------------
                           ADJUSTABLE RATE FUND (9/1/87)
                 DIVIDENDS                 CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL         ANNUAL                                 REINVESTED
YEAR      INCOME      CAPITAL GAIN                 REINVESTED    CAPITAL
ENDED    DIVIDENDS      DIVIDENDS      INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*    REINVESTED     INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
------------------------------------------------------------------------------------
1987      $   96           $ 0          $9,722       $   96        $ 0       $ 9,818
1988       1,098             0           9,132        1,159          0        10,291
1989       1,122            10           9,185        2,294         10        11,489
1990       1,137             0           8,918        3,388          9        12,315
1991       1,222             0           9,207        4,756         10        13,973
1992         824             0           9,217        5,592         10        14,819
1993         767             0           9,196        6,341         10        15,547
1994         747             0           8,724        6,745          9        15,478
1995         948             0           8,929        7,857          9        16,795
1996         913             0           8,864        8,716          9        17,589
------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                           DIVERSIFIED FUND (6/23/77)
               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------

1977      $  427         $  0        $9,141      $   427        $  0      $ 9,567
1978       1,006          132         8,591        1,367         132       10,090
1979       1,350           18         8,898        2,787         154       11,839
1980       1,672           30         9,774        4,830         201       14,805
1981       2,052            0         8,738        6,297         179       15,214
1982       2,420           27         8,592        8,771         204       17,567
1983       2,941            0         8,577       11,697         204       20,478
1984       3,449            0         7,667       13,803         182       21,652
1985       3,604           66         7,534       17,181         248       24,963
1986       3,163          307         6,748       18,381         522       25,651
1987       3,379          367         5,412       17,484         690       23,586
1988       3,847            0         5,475       21,566         698       27,739
1989       4,603            0         5,064       24,238         646       29,948
1990       4,215            0         3,819       21,868         487       26,174
1991       4,665            0         5,050       34,010         644       39,704
1992       4,604            0         5,363       40,723         684       46,770
1993       5,096            0         5,879       49,906         749       56,534
1994       4,438            0         5,217       48,486         665       54,368
1995       5,061            0         5,734       58,572         731       65,037
1996       6,336            0         5,656       64,235         721       70,612
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                            GOVERNMENT FUND (10/1/79)
               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------

1979      $  203         $  0        $9,192      $   207        $  0      $ 9,399
1980       1,009            0         8,164        1,145           0        9,309
1981       1,197            0         7,180        2,181           0        9,361
1982       1,314            0         8,119        3,912           0       12,031
1983       1,442            0         7,878        5,225           0       13,103
1984       1,686            0         7,806        6,903           0       14,709
1985       1,925            0         8,468        9,523           0       17,991
1986       2,076            0         8,853       12,061           0       20,913
1987       2,228            0         8,173       13,301           0       21,473
1988       2,265            0         7,851       14,985           0       22,836
1989       2,454            0         8,092       17,941           0       26,033
1990       2,526            0         8,066       20,486           0       28,552
1991       2,762            0         8,629       24,849           0       33,478
1992       2,781            0         8,341       26,780           0       35,125
1993       2,662            0         8,242       29,094           0       37,336
1994       2,684            0         7,422       28,770           0       36,192
1995       2,942            0         8,155       34,684           0       42,839
1996       3,097            0         7,797       36,255           0       44,052
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                            HIGH YIELD FUND (1/26/78)
               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------

1978      $  826        $    0       $8,950      $   786       $    0     $ 9,736
1979       1,098             0        8,227        1,744            0       9,971
1980       1,306             0        7,140        2,737            0       9,877
1981       1,515             0        6,678        4,057            0      10,735
1982       1,793             0        8,041        6,935            0      14,976
1983       2,048             0        8,365        9,254            0      17,620
1984       2,359             0        8,090       11,327            0      19,417
1985       2,684             0        8,787       15,108            0      23,895
1986       2,929             0        9,290       18,968            0      28,258
1987       3,375         1,196        8,690       20,917        1,200      30,807
1988       4,142             0        8,787       25,246        1,215      35,248
1989       4,632             0        7,635       26,155        1,055      34,845
1990       5,116             0        5,688       23,849          786      30,322
1991       5,417             0        7,262       36,262        1,003      44,527
1992       5,075             0        7,678       43,409        1,061      52,148
1993       5,492             0        8,393       53,178        1,159      62,730
1994       5,892             0        7,493       53,104        1,035      61,632
1995       6,500             0        7,994       63,314        1,104      72,412
1996       7,289             0        8,245       72,790        1,139      82,174
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        INCOME AND CAPITAL FUND (4/15/74)
               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------
1974      $  425         $  0       $ 9,819      $   436        $  0      $10,255
1975         939            0        10,077        1,421           0       11,498
1976         955           69        10,535        2,481          72       13,088
1977       1,052           75        10,077        3,415         144       13,636
1978       1,133            0         9,580        4,365         137       14,082
1979       1,397            0         8,873        5,393         127       13,393
1980       1,701            0         7,632        6,229         109       13,970
1981       1,861            0         6,858        7,438          98       14,394
1982       2,183            0         7,994       11,122         115       19,231
1983       2,478            0         7,889       13,422         113       21,424
1984       2,892            0         7,775       16,175         111       24,061
1985       3,191            0         8,396       20,803         120       29,319
1986       3,273            0         8,673       24,793         124       33,590
1987       3,590            0         8,042       26,474         115       34,631
1988       3,933            0         7,975       30,152         114       38,241
1989       4,207            0         7,794       33,607         112       41,513
1990       4,209            0         7,507       36,590         108       44,205
1991       4,313            0         8,080       43,926         116       52,122
1992       4,168            0         8,061       48,039         115       56,215
1993       4,029          355         8,376       53,946         476       62,798
1994       4,578            0         7,507       52,743         426       60,676
1995       4,939            0         8,462       64,690         480       73,632
1996       4,957            0         8,061       66,597         458       75,116
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                            MORTGAGE FUND (10/26/84)
               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------
1984      $    0          $0        $10,024      $     0         $0       $10,024
1985       1,028           0         10,035        1,051          0        11,086
1986       1,286           0         10,036        2,344          0        12,380
1987       1,270           0          9,212        3,389          0        12,600
1988       1,315           0          8,694        4,474          0        13,168
1989       1,326           0          8,800        5,867          0        14,667
1990       1,325           0          8,612        7,098          0        15,710
1991       1,442           0          9,235        9,149          0        18,384
1992       1,457           0          8,917       10,285          0        19,202
1993       1,381           0          8,718       11,410          0        20,128
1994       1,259           0          7,835       11,461          0        19,296
1995       1,387           0          8,576       13,988          0        22,564
1996       1,433           0          8,177       14,785          0        22,962
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                   SHORT-INTERMEDIATE GOVERNMENT FUND (2/1/89)
               DIVIDENDS
                        ANNUAL          CUMULATIVE VALUE OF SHARES ACQUIRED
          ANNUAL       CAPITAL                               REINVESTED
YEAR      INCOME         GAIN                   REINVESTED    CAPITAL
ENDED    DIVIDENDS    DIVIDENDS     INITIAL       INCOME        GAIN       TOTAL
12/31   REINVESTED*   REINVESTED   INVESTMENT   DIVIDENDS*   DIVIDENDS     VALUE
---------------------------------------------------------------------------------
1989       $741          $  0       $10,024       $  737        $ 0       $10,761
1990        946             0         9,847        1,679          0        11,526
1991        934             0        10,118        2,690          0        12,808
1992        795             0        10,024        3,461          0        13,485
1993        769           100         9,859        4,157         99        14,115
1994        697             0         9,197        4,555         93        13,845
1995        853             0         9,577        5,609         96        15,282
1996        888             0         9,234        6,291         93        15,618
---------------------------------------------------------------------------------

* Includes short-term capital gain dividends

The following tables compare the performance of the Class A shares of the Funds (other than the Mortgage, Opportunity and Short-Intermediate Government Funds, for which the performance is of the Class B shares) over various periods with that of other mutual funds within the categories described below according to data reported by Lipper Analytical Services, Inc. ("Lipper"), New York, New York, which is a mutual fund reporting service. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Future performance cannot be guaranteed. Lipper publishes performance analyses on a regular basis. Each category includes funds with a variety of objectives, policies and market and credit risks that should be considered in reviewing these rankings.

ADJUSTABLE RATE FUND
   A SHARES

                                                     Lipper-Fixed
                                                      Income Fund
                                                      Performance
                                                       Analysis
                                                    ---------------
                                                    Adjustable Rate
                                                    Mortgage Funds
                                                    ---------------
One Year (Period ended 9/30/97)...................     23 of 44
Five Years (Period ended 9/30/97).................     15 of 27

The Lipper Adjustable Rate Mortgage Funds category includes funds that invest at least 65% of assets in adjustable rate mortgage securities or other securities collateralized by or representing an interest in mortgages.

DIVERSIFIED FUND
   A SHARES

                                                     Lipper-Fixed
                                                     Income Fund
                                                     Performance
                                                       Analysis
                                                    --------------
                                                     Multi-Sector
                                                        Income
                                                     ------------
One Year (Period ended 9/30/97)...................     66 of 75
Five Years (Period ended 9/30/97).................      2 of 13
Ten Years (Period ended 9/30/97)..................      1 of  4

The Lipper Multi-Sector Income Funds Category includes funds that intend to keep the bulk of their assets in corporate and government debt issues.

GOVERNMENT FUND
   A SHARES

                                                      Lipper-Fixed
                                                      Income Fund
                                                      Performance
                                                        Analysis
                                                      Certificate
                                                        Edition
                                                      ------------
                                                          GNMA
                                                         Funds
                                                      ------------
One Year (Period ended 9/30/97).....................    32 of 53
Five Years (Period ended 9/30/97)...................    21 of 30
Ten Years (Period ended 9/30/97)....................    13 of 24

The Lipper GNMA Funds category includes funds that invest a minimum of 65% of their portfolio in Government National Mortgage Association securities.

HIGH YIELD FUND
   A SHARES

                                                      Lipper-Fixed
                                                      Income Fund
                                                      Performance
                                                        Analysis
                                                      ------------
                                                      High Current
                                                      Yield Funds
                                                      ------------
One Year (Period ended 9/30/97).....................   134 of 171
Five Years (Period ended 9/30/97)...................    21 of  65
Ten Years (Period ended 9/30/97)....................     9 of  45

The Lipper High Current Yield Funds category includes funds which are managed with an emphasis on high current (relative) yield. There are no quality or maturity restrictions. The Fund was ranked number 222 out of 4,997, 28 out of 2,152 and 14 out of 965 funds in the Fixed Income category for the one, five and ten year periods ended September 30, 1997 according to data reported by Lipper in the Lipper Mutual Fund Performance Analysis. The Lipper Fixed Income category reported in the Lipper Mutual Fund Performance Analysis includes funds which normally have more than 75% of their assets in fixed income issues.

INCOME AND CAPITAL FUND
   A SHARES

                                                       Lipper-Fixed
                                                       Income Fund
                                                       Performance
                                                         Analysis
                                                       ------------
                                                        Corporate
                                                       Bond Funds:
                                                        "A" Rated
                                                       ------------
One Year (Period ended 9/30/97)......................   52 of 126
Five Years (Period ended 9/30/97)....................   12 of  54
Ten Years (Period ended 9/30/97).....................   19 of  33

The Lipper Corporate Bond Funds "A" Rated category includes funds which invest 65% of their corporate holdings in the top three grades.

MORTGAGE FUND
   B SHARES

                                                         Lipper
                                                       Performance
                                                        Analysis
                                                      -------------
                                                      U.S. Mortgage
                                                          Funds
                                                      -------------
One Year (Period ended 9/30/97).....................    52 of 59
Five Years (Period ended 9/30/97)...................    32 of 34
Ten Years (Period ended 9/30/97)....................    17 of 17

The Lipper U.S. Mortgage Funds category includes funds that invest at least 65% of their assets in U.S. Mortgages/Securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

SHORT-INTERMEDIATE GOVERNMENT FUND
   B SHARES

                                                         Lipper
                                                       Performance
                                                        Analysis
                                                       -----------
                                                       Short U.S.
                                                       Gov't Funds
                                                       -----------
One Year (Period ended 9/30/97)......................   96 of 96
Five Years (Period ended 9/30/97)....................   40 of 41

The Lipper Short (1-5 year) U.S. Government Funds category includes funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with average maturities of five years or less.

OFFICERS AND TRUSTEES

The officers and trustees of the Funds, their birthdates, their principal occupations and their affiliations, if any, with ZKI, the investment manager, ZIML, the sub-adviser of certain Funds, and KDI, the principal underwriter, are as follows (the number following each person's title is the number of investment companies managed by ZKI and its affiliates, for which he or she holds similar positions):

ALL FUNDS:

DAVID W. BELIN (6/20/28), Trustee (26), 2000 Financial Center, 7th and Walnut, Des Moines, Iowa; Member, Belin Lamson McCormick Zumbach Flynn, P.C. (attorneys).

LEWIS A. BURNHAM (1/8/33), Trustee (26), 16410 Avila Boulevard, Tampa, Florida; Director, Management Consulting Services, McNulty & Company; formerly Executive Vice President, Anchor Glass Container Corporation.

DONALD L. DUNAWAY (3/8/37), Trustee (26), 7515 Pelican Bay Blvd., Naples, Florida; Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer).

ROBERT B. HOFFMAN (12/11/36), Trustee (26), 800 N. Lindbergh Boulevard, St. Louis, Missouri; Vice Chairman, Monsanto Company (chemical products); prior thereto, Vice President, FMC Corporation (manufacturer of machinery and chemicals); prior thereto, Director, Executive Vice President and Chief Financial Officer, Staley Continental, Inc. (food products).

DONALD R. JONES (1/17/30), Trustee (26), 182 Old Wick Lane, Inverness, Illinois; Retired; Director, Motorola, Inc. (manufacturer of electronic equipment and components); formerly, Executive Vice President and Chief Financial Officer, Motorola, Inc.

SHIRLEY D. PETERSON (9/3/41), Trustee (26), 401 Rosemont Avenue, Frederick, Maryland; President, Hood College, Maryland; prior thereto, Partner, Steptoe & Johnson (attorneys); prior thereto, Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney General, U.S. Department of Justice; Director, Bethlehem Steel Corp.

WILLIAM P. SOMMERS (7/22/33), Trustee (26), 333 Ravenswood Avenue, Menlo Park, California; President and Chief Executive Officer, SRI International (research and development); prior thereto, Executive Vice President, Iameter (medical information and educational service provider); prior thereto, Senior Vice President and Director, Booz, Allen & Hamilton, Inc. (management consulting firm) (retired), Director, Rohr, Inc., Therapeutic Discovery Corp. and Litton Industries.

STEPHEN B. TIMBERS (8/8/44), President and Trustee* (39), 222 South Riverside Plaza, Chicago, Illinois; President, Chief Executive Officer, Chief Investment Officer and Director, ZKI; Director, KDI, and LTV Corporation; formerly, President and Chief Operating Officer of Kemper Corporation.

CHARLES R. MANZONI, JR. (1/23/47), Vice President* (39), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, Secretary and General Counsel of ZKI; Secretary, ZKI Holding Corp.; Secretary, ZKI Agency, Inc.; formerly, Partner, Gardner, Carton & Douglas (attorneys).

JOHN E. NEAL (3/9/50), Vice President* (39), 222 South Riverside Plaza, Chicago, Illinois; President, Kemper Funds Group, a unit of ZKI; Director, ZKI, Zurich Kemper Value Advisors, Inc. and KDI.

JEROME L. DUFFY (6/29/36), Treasurer* (39), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

PHILIP J. COLLORA (11/15/45), Vice President and Secretary* (39), 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President and Assistant Secretary, ZKI.

ELIZABETH C. WERTH (10/1/47), Assistant Secretary* (32), 222 South Riverside Plaza, Chicago, Illinois; Vice President, ZKI; Vice President and Director of State Registrations, KDI.

ROBERT C. PECK, JR. (10/1/46), Vice President* (16), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, ZKI; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to June 1997.

ADJUSTABLE RATE FUND:

ELIZABETH A. BYRNES (2/8/57), Vice President* (2), 222 South Riverside Plaza, Chicago, Illinois; First Vice President, ZKI.

RICHARD L. VANDENBERG (11/16/49), Vice President* (4), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI; formerly, Senior Vice President and Portfolio Manager with an unaffiliated investment management firm.

DIVERSIFIED FUND:

J. PATRICK BEIMFORD, JR. (5/25/50), Vice President* (3), 222 South Riverside Plaza, Chicago, Illinois; Executive Vice President, ZKI.

ROBERT S. CESSINE (1/5/50), Vice President* (3), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI; formerly, Vice President, Wellington Management Company.

MICHAEL A. McNAMARA (12/28/44), Vice President* (6), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

HARRY E. RESIS, JR. (11/24/45), Vice President* (6), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI; formerly, First Vice President, PaineWebber Incorporated.

JONATHAN W. TRUTTER (11/29/57), Vice President* (3), 222 South Riverside Plaza, Chicago, Illinois; First Vice President, ZKI.

GOVERNMENT FUND:

RICHARD L. VANDENBERG, see above.*

HIGH YIELD AND OPPORTUNITY FUNDS (KEMPER HIGH YIELD SERIES):

MICHAEL A. McNAMARA, see above.*

HARRY E. RESIS, JR., see above.*

INCOME AND CAPITAL PRESERVATION FUND:

ROBERT S. CESSINE, see above.*

MORTGAGE AND SHORT-INTERMEDIATE GOVERNMENT FUNDS (KEMPER PORTFOLIOS):

FRANK J. RACHWALSKI, JR. (3/26/45), Vice President* (10), 222 South Riverside Plaza, Chicago, Illinois; Senior Vice President, ZKI.

RICHARD L. VANDENBERG, see above.*

* Interested persons of the Fund as defined in the Investment Company Act of 1940.

The trustees and officers who are "interested persons" as designated above receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons" during the Fund's 1997 fiscal year except that the information in the last column is for calendar year 1996. The Opportunity Fund has not yet adopted a trustee compensation table.

                                                        AGGREGATE COMPENSATION FROM
                                ----------------------------------------------------------------------------
                                                                                     INCOME &                  TOTAL COMPENSATION
                                ADJUSTABLE   DIVERSIFIED   GOVERNMENT   HIGH YIELD    CAPITAL      KEMPER         KEMPER FUNDS
       NAME OF TRUSTEE          RATE FUND       FUND          FUND       SERIES++      FUND      PORTFOLIOS+   PAID TO TRUSTEES**
       ---------------          ----------   -----------   ----------   ----------   --------    -----------   ------------------
David W. Belin*...............    $2,500        6,600        12,400       10,700       5,500       16,100           143,400
Lewis A. Burnham..............     1,700        3,400         6,400        6,000       3,100       10,200            88,800
Donald L. Dunaway*............     2,700        6,000        11,900       10,600       5,400       16,700           141,200
Robert B. Hoffman.............     1,800        3,400         6,400        6,000       3,100        9,600            92,100
Donald R. Jones...............     1,800        3,600         6,700        6,300       3,400       10,400            92,100
Shirley D. Peterson...........     1,700        3,400         6,300        5,900       3,000        9,900            89,800
William P. Sommers............     1,700        3,300         6,100        5,700       3,000        9,700            87,500

---------------
 + Includes Kemper Cash Reserves Fund, Mortgage Fund and Short-Intermediate
   Government Fund.

++ Includes High Yield Fund only.

 * Includes deferred fees and interest thereon pursuant to deferred compensation agreements with Kemper Funds. Deferred amounts accrue interest monthly at a rate equal to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred amounts and interest accrued through each Fund's fiscal year are $16,900, $55,900, $106,400, $78,400, $40,800 and $96,900 for Mr. Belin
   and $14,900, $30,000, $70,100, $54,700, $27,000 and $73,900 for Mr. Dunaway
   for the Adjustable Rate Fund, Diversified Fund, Government Fund, High Yield Fund, Income and Capital Fund and Kemper Portfolios+, respectively.

** Includes compensation for service on the boards of 25 Kemper funds with 41 fund portfolios. Each trustee currently serves as a trustee of 26 Kemper Funds with 46 fund portfolios.

As of December 15, 1997, the officers and trustees of the Funds, as a group, owned less than 1% of the then outstanding shares of each Fund, except that officers and trustees, as a group, owned 6.47% of Kemper Income and Capital Preservation Fund, Class I shares and 1.18% of Kemper High Yield Fund, Class I shares. No person owned of record 5% or more of the outstanding shares of any class of any Fund, except that the following owned of record shares of the following Funds.

       FUND                   NAME AND ADDRESS             CLASS    PERCENTAGE
       ----                   ----------------             -----    ----------
Adjustable Rate      Prudential Securities FBO               A         7.42%
                     Standard Savings Bank
                     228 W. Garvey Ave.
                     Monterey Park, CA 91754
                     Builders Prime Window & Supply          B         6.79
                     401K FBO Forfeiture Account
                     2nd & Merion
                     Bridgeport, PA 19405
                     National Financial Services Corp.       B         9.10
                     One World Financial Center
                     200 Liberty Street
                     New York, NY 10281-1003
                     MLPF&S                                  B         8.25
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     Junior Junction Inc.                    C         6.56
                     1400 Noyes York
                     Utica, NY 13502
                     MLPF&S                                  C        16.43
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     Ameritrade Clearing                     C        10.35
                     P.O. Box 2226
                     Omaha, NE 68103
                     Estate of Arthur A. Ulrich              C         6.21
                     870 84th LN NW
                     Minneapolis, MN 55433
Income & Capital     MLPF&S                                  A        21.75
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     BHC Securities, Inc.                    B         6.92
                     Attn: Mutual Funds
                     One Commerce Square
                     Philadelphia, PA 19103

       FUND                   NAME AND ADDRESS             CLASS    PERCENTAGE
       ----                   ----------------             -----    ----------
                     Paul K. Christoff TTEE                  C        10.30
                     Lindsay Concrete Prod Inc. PSP
                     137 S. Main St., Suite 301
                     Akron, OH 44308-1136
                     MLPF&S                                  C        24.29
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     ZKI Inc.                                I         6.06
                     Retirement Plan EE
                     811 Main Street
                     Kansas City, MO 64105
                     ZKI Inc.                                I        12.11
                     Retirement Plan PS
                     811 Main
                     Kansas City, MO 64105
High Yield           National Financial Service Corp.        C         6.27
                     One World Financial Center
                     200 Liberty Street, 4th fl.
                     New York, NY 10281-1003
                     MLPP&S FTSBO ITS Customers              C         8.04
                     4800 Deer Lake Road
                     Jacksonville, FL 32246
                     PNB Personal Trust Account              I        15.22
                     P.O. Box 7829
                     Philadelphia, PA 19101
                     Mutual Trust Life Ins. Co.              I        11.11
                     1200 Jovis Boulevard
                     Oak Brook, IL 60523
High Yield
  Opportunity        James C. Calano                         A         5.51
                     200 Boulder View Ln.
                     Boulder, CO 80304
                     National City Bank of PA TTEE           A        11.98
                     McKeesport Healthcare Pension
                     P.O. Box 94777
                     Cleveland, OH 44101
                     Alan K. Schroeder, TOD                  A         5.61
                     2002 Cedar Dr.
                     Rapid City, SD 57702
                     Rauscher Pierce Refsnes C/F             A         9.68
                     5945 S. Atlanta
                     Tulsa, OK 74105
                     Advest Inc.                             B         9.57
                     90 State House Square
                     Hartford, CT 06103

       FUND                   NAME AND ADDRESS             CLASS    PERCENTAGE
       ----                   ----------------             -----    ----------
                     Donaldson Lufkin Jenrette               B        16.83
                     Securities Corporation Inc.
                     P.O. Box 2052
                     Jersey City, NJ 07303
                     Khalil I. Hani                          B         7.59
                     2200 Bouterse St.
                     Park Ridge, IL 60068
                     Alexander L. Abraham &                  B         7.38
                     Adeline Y. Abraham Jiwros
                     2829 Harrison St.
                     Glenview, IL 60025
                     Stephens Inc.                           B        10.41
                     111 Center St.
                     Little Rock, AR 72201
                     M. L. Stern & Co. Inc.                  C         6.65
                     8350 Wilshire Blvd.
                     Beverly Hills, CA 90211
                     FBO Harper Family 1993 TR               C         9.91
                     1 Baltusrol St.
                     Moraga, CA 94556
                     Zurich Kemper Investments               C        13.21
                     222 S. Riverside Plaza
                     Chicago, IL 60606
                     BT Alex Brown Inc.                      C        10.51
                     P.O. Box 1346
                     Baltimore, MD 21203
                     Melvin H. Ploeckelman                   C         6.77
                     HCR 1 Box 27P
                     Athelstane, WI 54104
                     Leamon M. Fite                          C         7.69
                     511 Hillyer High Rd.
                     Anniston, AL 36207
                     Karin Muchemore                         C         9.85
                     3124 Quail Avenue North
                     Golden Valley, MN 55422
                     M. L. Stern & Co. Inc. (FBO)            C         5.08
                     8350 Wilshire Blvd.
                     Beverly Hills, CA 90211
Diversified          National Financial Service Corp.        A         7.19
                     One World Financial Center
                     200 Liberty Street
                     New York, NY 10281

       FUND                   NAME AND ADDRESS             CLASS    PERCENTAGE
       ----                   ----------------             -----    ----------
                     National Financial Service Corp.        C        10.86
                     One World Financial Center
                     200 Liberty Street
                     New York, NY 10281
                     MLPF&S                                  C        18.77
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     Donaldson Lufkin Jenrette               C         5.84
                     Securities Corporation, Inc.
                     P.O. Box 2052
                     Jersey City, NJ 07303
                     Invest Financial Corp. SSRP             I         5.57
                     FBO Ian G. Clarke-Pounder
                     32 Saint Laurent Dr.
                     Hudson, NH 03051
                     Invest Financial Corp. SSRP             I         6.11
                     FBO Craig B. Cacase
                     121 Fox Run Ct.
                     Newington CT, 06111
                     Invest Financial Corp.                  I         7.03
                     FBO Alfred J. Diorio
                     1011 Olde Hickory Rd.
                     Lancaster, PA 17601
                     Invest Financial Corp. SSRP             I        16.51
                     FBO Sandra L. Tressler
                     23 Larkin Ln.
                     Harwich, MA 02645
                     Invest Financial Corp.                  I        14.66
                     FBO George R. Swyoert
                     6316 Pine Ln.
                     Lakeland, FL 33813
                     Invest Financial Corp.                  I        19.47
                     FBO Mary L. Sanders
                     1107 W. Charter St.
                     Tampa, FL 33602
                     Invest Financial Corp.                  I         6.15
                     FBO Debra S. Harrison
                     4804 Ridge Point Dr.
                     Tampa, FL 33624
                     Invest Financial Corp.                  I        11.74
                     FBO Ryland E. Syverson
                     3418 Belmont Rd.
                     Grand Forks, ND 58201

       FUND                   NAME AND ADDRESS             CLASS    PERCENTAGE
       ----                   ----------------             -----    ----------
Government           NFSC FEBO                               B         6.05
                     Home Savings of America
                     815 E. 6th St.
                     Ontario, CA 91764
                     BHC Securities Inc.                     B         5.72
                     Attn: Mutual Funds Dept.
                     One Commerce Square
                     Philadelphia, PA 19103
                     Donald Lufkin Jenrette                  C         5.45
                     Securities Corporation, Inc.
                     P.O. Box 2052
                     Jersey City, NJ 07303
                     MLPF&S                                  C         9.61
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     ZKI Inc.                                I        13.39
                     Retirement Plan
                     811 Main
                     Kansas City, MO 64105
                     ZKI Inc.                                I        10.22
                     Retirement Plan PS
                     811 Main
                     Kansas City, MO 64105
Mortgage             PaineWebber                             C        26.29
                     P.O. Box 3321
                     Weehawken, NJ 07087-6727
                     MLPF&S                                  C        12.86
                     Attn. Fund Administration
                     4800 Deer Lake Dr. East
                     Jacksonville, FL 32246
                     Robert W. Baird & Co. Inc.              C         5.26
                     777 E. Wisconsin Ave
                     Milwaukee, WI 53202
                     Morango Bandof Mission Indians          C        24.96
                     Community Service Reserve Act
                     11581 Portrero Rd
                     Banning CA 92220
Short-Intermediate
  Government         National Financial Service Corp.        B         9.49
                     One World Financial Center
                     200 Liberty Street, 4th Floor
                     New York, NY 10281-1003

       FUND                   NAME AND ADDRESS             CLASS    PERCENTAGE
       ----                   ----------------             -----    ----------
                     PaineWebber                             C         7.48
                     P.O. Box 3321
                     Weehawken, NJ 07087-6727
                     National Financial Service Corp.        C        28.81
                     One World Financial Center
                     200 Liberty Street
                     New York, NY 10281-1003
                     First Trust Corp.                       C         5.03
                     P.O. Box 173201
                     Denver, CO 80217

SHAREHOLDER RIGHTS

The Funds generally are not required to hold meetings of their shareholders. Under the Agreement and Declaration of Trust of each Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which shareholder approval is required by the Investment Company Act of 1940 ("1940 Act"); (c) any termination of the Fund or a class to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) (with respect to the Mortgage and Short-Intermediate Government Funds only) as to whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Each trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed by a majority vote of the shares entitled to vote (as described below) or a majority of the trustees. In accordance with the 1940 Act (a) each Fund will hold a shareholder meeting for the election of trustees at such time as less than a majority of the trustees have been elected by shareholders, and (b) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Trustees may be removed from office by a vote of the holders of a majority of the outstanding shares at a meeting called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the outstanding shares of a Fund stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, each Fund has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

Each Fund's Declaration of Trust provides that the presence at a shareholder meeting in person or by proxy of at least 30% of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of shareholders of a Fund could take place even if less than a majority of the shareholders were represented on its scheduled date. Shareholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of trustees and ratification of the selection of auditors. Some matters requiring a larger vote under the Declaration of Trust, such as termination or reorganization of a Fund and certain amendments of the Declaration of Trust, would not be affected by this provision; nor would matters which under the 1940 Act require the vote of a "majority of the outstanding voting securities" as defined in the 1940 Act.

Each Fund's Declaration of Trust specifically authorizes the Board of Trustees to terminate the Fund or any Portfolio or class by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by ZKI remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholder
Kemper High Yield Series
  Kemper High Yield Opportunity Fund

We have audited the accompanying statement of net assets of Kemper High Yield Series--Kemper High Yield Opportunity Fund as of September 18, 1997. This statement of net assets is the responsibility of Fund management. Our responsibility is to express an opinion on this statement of net assets based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of net assets is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of net assets. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audit of the statement of net assets provides a reasonable basis for our opinion.

In our opinion, the statement of net assets referred to above presents fairly, in all material respects, the financial position of Kemper High Yield Series--Kemper High Yield Opportunity Fund at September 18, 1997 in conformity with generally accepted accounting principles.

                                             Ernst & Young LLP

Chicago, Illinois
September 18, 1997

KEMPER HIGH YIELD SERIES--
  KEMPER HIGH YIELD OPPORTUNITY FUND
STATEMENT OF NET ASSETS--SEPTEMBER 18, 1997

ASSETS
Cash..................................................  $100,000
                                                        ========

NET ASSETS
Net assets, applicable to shares of beneficial
  interest (unlimited number of shares authorized, no
  par value) outstanding as follows:
  Class A--3,508.773
  Class B--3,508.772
  Class C--3,508.772..................................  $100,000
                                                        ========

                THE PRICING OF SHARES
Net asset value and redemption price per share
  Class A ($33,333.34 / 3,508.773 shares
     outstanding).....................................  $   9.50
  Class B* ($33,333.33 / 3,508.772 shares
     outstanding).....................................  $   9.50
  Class C* ($33,333.33 / 3,508.772 shares
     outstanding).....................................  $   9.50
Maximum offering price per share
  Class A (net asset value, plus 4.71% of net asset
     value or 4.50% of
     offering price)..................................  $   9.95
  Class B (net asset value)...........................  $   9.50
  Class C (net asset value)...........................  $   9.50

---------------
* Subject to contingent deferred sales charge.

NOTES:

Kemper High Yield Series ("KHYS") was organized as a business trust under the laws of the commonwealth of Massachusetts on October 24, 1985. All shares of beneficial interest of Kemper High Yield Opportunity Fund ("Fund") were issued to Zurich Kemper Investments, Inc. ("ZKI"), the investment manager for the Fund, on September 18, 1997 for $100,000 cash. KHYS may establish multiple series; currently two series have been established.

The costs of organization of the KHYS will be paid by ZKI.

RATINGS OF INVESTMENTS

                            COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

                                CORPORATE BONDS
                   STANDARD & POOR'S CORPORATION BOND RATINGS

AAA. Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                  MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                                                      EXHIBIT C



PORTFOLIO OF INVESTMENTS

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND
Portfolio of Investments at August 31, 1998
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------

                                                                                INTEREST                 PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS                       TYPE                        RATE        MATURITY    AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL               Adjustable rate mortgages(a)           6.875     %        2021      $ 1,831    $ 1,870
    MORTGAGE ASSOCIATION                                                     6.875-7.375        2022        5,669      5,779
    - 39.3%                                                                  6.875              2023        1,202      1,226
    (Cost: $27,291)                                                          7.00               2027        4,289      4,364
                                                                             6.00               2028        7,659      7,736
                                      Pass-through certificates              6.50               2013        2,750      2,796
                                                                            11.00               2018          270        300
                                                                             9.00               2022        2,938      3,142
                                      --------------------------------------------------------------------------------------
                                                                                                                      27,213
----------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN                 Adjustable rate mortgages(a)           7.492-7.856        2022       11,909     12,149
    MORTGAGE CORPORATION                                                     7.545-7.564        2023        4,441      4,517
    - 29.2%                                                                  7.731              2025        3,494      3,583
    (Cost: $20,417)                   Fixed rate collateralized
                                      mortgage obligation                   11.00               2014            7          7
                                      --------------------------------------------------------------------------------------
                                                                                                                      20,256
----------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL                  Adjustable rate mortgages(a)           7.124              2019        2,555      2,609
    MORTGAGE ASSOCIATION                                                     7.53               2021        1,167      1,188
    - 11.8%                                                                  7.64               2023        1,423      1,449
    (Cost: $8,259)                                                           7.585              2025        1,556      1,574
                                      Fixed rate collateralized
                                      mortgage obligation                    9.25               2018        1,257      1,338
                                      --------------------------------------------------------------------------------------
                                                                                                                       8,158
----------------------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                     Notes                                  8.875              2000          500        531
    SECURITIES - 5.4%                                                        7.50               2002        3,000      3,247
     (Cost: $3,779)                   --------------------------------------------------------------------------------------

                                                                                                                       3,778
                                      --------------------------------------------------------------------------------------
                                      TOTAL U.S. GOVERNMENT OBLIGATIONS--85.7%
                                      (Cost: $59,746)                                                                 59,405
                                      --------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    CORPORATE                         Deutsche Floorplan
    OBLIGATIONS - 4.0%                Receivables Master Trust               5.856              2001        1,400      1,401
    (Cost: $2,805)                    MBNA Master Credit Card Trust          5.826              2003        1,400      1,403
                                      --------------------------------------------------------------------------------------
                                                                                                                       2,804
----------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                      Yield--5.43%
    INSTRUMENTS - 7.1%                Due--September 1998
    (Cost: $4,900)                    Federal National Mortgage Association                                 4,900      4,900
                                      --------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS--96.8%
                                      (Cost: $67,451)                                                                 67,109
                                      --------------------------------------------------------------------------------------
                                      CASH AND OTHER ASSETS, LESS LIABILITIES--3.2%                                    2,198
                                      --------------------------------------------------------------------------------------
                                      NET ASSETS--100%                                                               $69,307
                                      --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Adjustable rate securities. The interest rates on these securities vary with a selected index at specified intervals and the rates shown above are the effective rates on August 31, 1998. The dates shown represent the final maturity of the obligations.

Based on the cost of investments of $67,451,000 for federal income tax purposes at August 31, 1998, the gross unrealized appreciation was $19,000, the gross unrealized depreciation was $361,000 and the net unrealized depreciation on investments was $342,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Adjustable Rate U.S. Government Fund as of August 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Adjustable Rate U.S. Government Fund at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1994, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          October 16, 1998

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 1998
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $67,451)                                                 $ 67,109
------------------------------------------------------------------------
Cash                                                                 412
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   450
------------------------------------------------------------------------
  Investments sold                                                 1,151
------------------------------------------------------------------------
  Interest                                                           552
------------------------------------------------------------------------
    TOTAL ASSETS                                                  69,674
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Dividends                                                           67
------------------------------------------------------------------------
  Fund shares redeemed                                               176
------------------------------------------------------------------------
  Management fee                                                      32
------------------------------------------------------------------------
  Distribution services fee                                            5
------------------------------------------------------------------------
  Administrative services fee                                         12
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              42
------------------------------------------------------------------------
  Trustees' fees                                                      33
------------------------------------------------------------------------
    Total liabilities                                                367
------------------------------------------------------------------------
NET ASSETS                                                      $ 69,307
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $ 79,561
------------------------------------------------------------------------
Accumulated net realized loss on investments                      (9,912)
------------------------------------------------------------------------
Net unrealized depreciation on investments                          (342)
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 69,307
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($60,856 / 7,431 shares outstanding)                             $8.19
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.49
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($7,108 / 865 shares outstanding)                                $8.21
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  (subject to contingent deferred sales charge) per share
  ($1,343 / 163 shares outstanding)                                $8.22
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED AUGUST 31, 1998
(IN THOUSANDS)

----------------------------------------------------------------------
NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $4,646
----------------------------------------------------------------------
Expenses:
  Management fee                                                   415
----------------------------------------------------------------------
  Distribution services fee                                         63
----------------------------------------------------------------------
  Administrative services fee                                      161
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           298
----------------------------------------------------------------------
  Professional fees                                                 43
----------------------------------------------------------------------
  Reports to shareholders                                           84
----------------------------------------------------------------------
  Trustees' fees and other                                          18
----------------------------------------------------------------------
    Total expenses                                               1,082
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            3,564
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
----------------------------------------------------------------------

  Net realized loss on sales of investments (including
  options purchased)                                              (137)
----------------------------------------------------------------------
  Net realized loss from futures transactions                      (81)
----------------------------------------------------------------------
    Net realized loss                                             (218)
----------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (589)
----------------------------------------------------------------------
Net loss on investments                                           (807)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $2,757
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                   YEAR ENDED AUGUST 31,
                                                                  1998                1997
--------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------
  Net investment income                                           $ 3,564              4,875
--------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (218)               522
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                 (589)               341
--------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                2,757              5,738
--------------------------------------------------------------------------------------------
Net equalization charges                                               --               (127)
--------------------------------------------------------------------------------------------
Distribution from net investment income                            (3,759)            (4,810)
--------------------------------------------------------------------------------------------
Net decrease from capital share transactions                      (11,658)           (13,311)
--------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                      (12,660)           (12,510)
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------

Beginning of year                                                  81,967             94,477
--------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$657 for 1997)                                                    $69,307             81,967
--------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Adjustable Rate U.S. Government Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C Shares do not convert into another class. Class I shares (none sold through August 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities with
                             remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. An exchange-traded options contract on securities, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At August 31, 1998, the Fund had a net tax basis loss carryforward of approximately $9,652,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 1999 through 2006. In addition, from November 1, 1997 through August 31, 1998 the Fund incurred approximately $125,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 1999.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. Prior to September 1, 1997, the Fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of September 1, 1997, the Fund discontinued using equalization. This change has no effect on the Fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through August 31, 1997 by $749,000.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $415,000 for the year ended August 31, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the Fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. The Board of Trustees of the Fund will seek

NOTES TO FINANCIAL STATEMENTS

                             shareholder approval of the new investment management agreement through a proxy solicitation that is currently scheduled to conclude in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:


                                                                    COMMISSIONS     COMMISSIONS ALLOWED
                                                                 RETAINED BY  KDI     BY KDI TO FIRMS
                                                                 ----------------   --------------------
                             Year ended August 31, 1998             $8,000                   91,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                                         COMMISSIONS AND
                                                                                        DISTRIBUTION FEES
                                                                 DISTRIBUTION FEES         PAID BY KDI
                                                                      AND CDSC        ---------------------
                                                                  RECEIVED BY KDI            TO FIRMS
                                                                 ------------------   ---------------------
                             Year ended August 31, 1998                $94,000               92,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                       ASF PAID BY KDI
                                                                     ASF PAID BY      -----------------
                                                                   THE FUND TO KDI        TO FIRMS
                                                                  -----------------   -----------------
                             Year ended August 31, 1998               $161,000             165,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $234,000 for the year ended August 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended August 31, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $14,000 to independent trustees.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the year ended August 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $114,638

                             Proceeds from sales                         145,699

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                            YEAR ENDED AUGUST 31,
                                                                      1998                      1997
                                                              ---------------------   -------------------------
                                                              SHARES        AMOUNT      SHARES        AMOUNT
                                       ------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A               1,939        $15,939         1,089        $ 8,931
                                       ------------------------------------------------------------------------
                                        Class B                 540          4,466           626          5,196
                                       ------------------------------------------------------------------------
                                        Class C                 172          1,427            82            680
                                       ------------------------------------------------------------------------
                                       ------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                 296          2,440           369          3,054
                                       ------------------------------------------------------------------------
                                        Class B                  32            261            33            271
                                       ------------------------------------------------------------------------
                                        Class C                   7             56             7             55
                                       ------------------------------------------------------------------------
                                       ------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A              (3,734)       (30,799)       (3,198)       (26,282)
                                       ------------------------------------------------------------------------
                                        Class B                (516)        (4,267)         (523)        (4,338)
                                       ------------------------------------------------------------------------
                                        Class C                (143)        (1,181)         (106)          (878)
                                       ------------------------------------------------------------------------
                                       ------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  81            669            11             93
                                       ------------------------------------------------------------------------
                                        Class B                 (81)          (669)          (11)           (93)
                                       ------------------------------------------------------------------------
                                        NET DECREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                $(11,658)                    $(13,311)
                                       ------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                 ---------------------------------------
                                                                 CLASS A
                                                 ---------------------------------------
                                                          YEAR ENDED AUGUST 31,
                                                 ---------------------------------------
                                                 1998    1997   1996   1995   1994
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of year               $8.31   8.22   8.30   8.33   8.68
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .41    .45    .46    .48    .34
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.11)   .09   (.09)  (.04)  (.29)
----------------------------------------------------------------------------------------
Total from investment operations                   .30    .54    .37    .44    .05
----------------------------------------------------------------------------------------
Less distribution from net investment
income                                             .42    .45    .45    .47    .40
----------------------------------------------------------------------------------------
Net asset value, end of year                     $8.19   8.31   8.22   8.30   8.33
----------------------------------------------------------------------------------------
TOTAL RETURN                                      3.68%  6.75   4.55   5.52    .59
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------
Expenses                                          1.36%  1.25   1.15   1.10    .93
----------------------------------------------------------------------------------------
Net investment income                             4.79%  5.50   5.49   5.76   3.96
----------------------------------------------------------------------------------------

                                                 ---------------------------------------
                                                                 CLASS B
                                                 ---------------------------------------
                                                                                MAY 31
                                                   YEAR ENDED AUGUST 31,          TO
                                                 --------------------------   AUGUST 31,
                                                 1998    1997   1996   1995      1994
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.32   8.23   8.31   8.32      8.37
----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .36    .39    .40    .43       .07
----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.11)   .09   (.09)  (.04)     (.04)
----------------------------------------------------------------------------------------
Total from investment operations                   .25    .48    .31    .39       .03
----------------------------------------------------------------------------------------
Less distribution from net investment
income                                             .36    .39    .39    .40       .08
----------------------------------------------------------------------------------------
Net asset value, end of period                   $8.21   8.32   8.23   8.31      8.32
----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     3.06%  5.96   3.79   4.84       .34
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------
Expenses                                          1.99%  1.93   1.89   1.85      1.96
----------------------------------------------------------------------------------------
Net investment income                             4.16%  4.82   4.75   5.01      3.36
----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ----------------------------------------
                                                                   CLASS C
                                                 ----------------------------------------
                                                                                MAY 31
                                                   YEAR ENDED AUGUST 31,          TO
                                                 --------------------------   AUGUST 31,
                                                 1998    1997   1996   1995      1994
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------
Net asset value, beginning of period             $8.33   8.24   8.32   8.33      8.37
-----------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .36    .39    .40    .43       .08
-----------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)         (.11)   .09   (.09)  (.04)     (.04)
-----------------------------------------------------------------------------------------
Total from investment operations                   .25    .48    .31    .39       .04
-----------------------------------------------------------------------------------------
Less distribution from net investment income       .36    .39    .39    .40       .08
-----------------------------------------------------------------------------------------
Net asset value, end of period                   $8.22   8.33   8.24   8.32      8.33
-----------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     3.10%  5.98   3.82   4.89       .47
-----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------
Expenses                                          1.95%  1.88   1.89   1.79      1.88
-----------------------------------------------------------------------------------------
Net investment income                             4.20%  4.87   4.75   5.07      3.52
-----------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
----------------------------------------------------------------------------------------------------
                                                                YEAR ENDED AUGUST 31,
                                                  --------------------------------------------------
                                                  1998      1997     1996     1995      1994
----------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $69,307   81,967   94,477   129,757   202,815
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                              149%     249      272       308       533
----------------------------------------------------------------------------------------------------

NOTES: Scudder Kemper had agreed to absorb certain operating expenses during a portion of the year ended August 31, 1994. Without this agreement, the ratios of expenses and net investment income to average net assets for Class A shares would have been .99% and 3.90%, respectively, for the year ended August 31, 1994.

Total return does not reflect the effect of any sales charges.

 TAX INFORMATION

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Kemper Fund account, please call 1-800-621-1048.

                                                                       EXHIBIT D

              FINANCIAL STATEMENTS FOR THE SHORT-INTERMEDIATE FUND

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

Portfolio of Investments at March 31, 1998 (unaudited)

(DOLLARS IN THOUSANDS)


                                                                          COUPON                      PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS        TYPE                                RATE        MATURITY        AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
    U.S. TREASURY                      Notes                               8.875%      2000            $14,000       $ 14,901
    SECURITIES - 41.7%
    (Cost: $70,302)
                                                                           8.75        2000             37,000         39,538
                                                                           8.50        2000              2,000          2,138
                                                                           8.00        2001              8,000          8,529
                                                                           7.50        2002              4,000          4,266
                                              -------------------------------------------------------------------------------
                                                                                                                       69,372
-----------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL                   Agency notes                        6.01        2000              5,000          5,028
    MORTGAGE ASSOCIATION
    - 25.6%
    (Cost: $42,448)
                                       Fixed rate collateralized
                                         mortgage obligations              6.625       2001              8,876          8,962
                                       Pass-through certificates           6.35        2018             10,000         10,044
                                                                           6.50        2013-2028         9,050          9,005
                                                                           7.50        2012              4,460          4,586
                                                                           9.25        2018              4,600          4,941
                                              -------------------------------------------------------------------------------
                                                                                                                       42,566
-----------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN                  Balloon rate mortgages              6.50        1999              9,641          9,689
    MORTGAGE CORPORATION
    - 13.8%
    (Cost: $23,053)
                                       Adjustable rate mortgages           7.665       2022              3,831          3,923
                                       Pass-through certificates           7.00        2013              9,000          9,155
                                                                          11.25        2010                219            240
                                              -------------------------------------------------------------------------------
                                                                                                                       23,007
-----------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL                Pass-through certificates           7.00        2015-2028        12,672         12,772
    MORTGAGE ASSOCIATION
    - 13.6%
    (Cost: $22,605)
                                                                           9.00        2019-2022         9,107          9,793
                                                                           9.50        2016-2020            42             45
                                       -------------------------------------------------------------------------------
                                                                                                                       22,610
-----------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS -            BellSouth Telecommunications,
    11.6%                              Inc.                                9.19        2003                934          1,011
    (Cost: $19,233)
                                       California Infrastructure PG&E      6.15        2002              1,000          1,003
                                       California Infrastructure SCE       6.17        2003              1,000          1,004
                                       Chase Credit Cards Master
                                         Trust                             6.30        2003              5,000          5,036
                                       First Plus Home Loan Trust          6.57        2013              5,000          5,028
                                       Rockwell International Corp.        8.375       2001              1,000          1,061
                                       World Omni                          6.90        2003              5,000          5,088
                                              -------------------------------------------------------------------------------
                                                                                                                       19,231
                                              -------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--106.3%
                                       (Cost: $177,641)                                                               176,786
                                              -------------------------------------------------------------------------------
                                       LIABILITIES, LESS CASH AND OTHER ASSETS--(6.3)%                                (10,578)
                                              -------------------------------------------------------------------------------
                                       NET ASSETS--100%                                                              $166,208
                                              -------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $177,641,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $229,000, the gross unrealized depreciation was $1,084,000 and the net unrealized depreciation on investments was $855,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $177,641)                                                $176,786
------------------------------------------------------------------------
Cash                                                               4,384
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                11,187
------------------------------------------------------------------------
  Fund shares sold                                                   730
------------------------------------------------------------------------
  Interest                                                         1,883
------------------------------------------------------------------------
    TOTAL ASSETS                                                 194,970
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           28,096
------------------------------------------------------------------------
  Fund shares redeemed                                               402
------------------------------------------------------------------------
  Management fee                                                      76
------------------------------------------------------------------------
  Distribution services fee                                           62
------------------------------------------------------------------------
  Administrative services fee                                         32
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              69
------------------------------------------------------------------------
  Trustees' fees                                                      25
------------------------------------------------------------------------
    Total liabilities                                             28,762
------------------------------------------------------------------------
NET ASSETS                                                      $166,208
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $188,888
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (22,856)
------------------------------------------------------------------------
Net unrealized depreciation on investments                          (855)
------------------------------------------------------------------------
Undistributed net investment income                                1,031
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $166,208
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($68,588 / 8,821 shares outstanding)                             $7.78
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.06
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($92,651 / 11,981 shares outstanding)                            $7.73
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($4,969 / 641 shares outstanding)                                $7.75
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (unaudited)
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $5,904
----------------------------------------------------------------------
Expenses:
  Management fee                                                   470
----------------------------------------------------------------------
  Distribution services fee                                        419
----------------------------------------------------------------------
  Administrative services fee                                      201
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           317
----------------------------------------------------------------------
  Professional fees                                                 10
----------------------------------------------------------------------
  Reports to shareholders                                           64
----------------------------------------------------------------------
  Trustees' fees and other                                          13
----------------------------------------------------------------------
    Total expenses                                               1,494
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            4,410
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------
  Net realized gain on sales of investments                         73
----------------------------------------------------------------------
  Net realized loss from futures transactions                      (91)
----------------------------------------------------------------------
    Net realized loss                                              (18)
----------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (181)
----------------------------------------------------------------------
Net loss on investments                                           (199)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $4,211
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED                   YEAR
                                                                 MARCH 31,                 ENDED
                                                                   1998                SEPTEMBER 30,
                                                                (UNAUDITED)                1997
----------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------------
  Net investment income                                          $  4,410                  10,988
----------------------------------------------------------------------------------------------------
  Net realized loss                                                   (18)                 (5,257)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                 (181)                  3,620
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                4,211                   9,351
----------------------------------------------------------------------------------------------------
Net equalization charges                                              (83)                   (370)
----------------------------------------------------------------------------------------------------
Distribution from net investment income                            (4,904)                (11,368)
----------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                       (4,416)                (30,234)
----------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                       (5,192)                (32,621)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------------

Beginning of period                                               171,400                 204,021
----------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,031 and $1,608, respectively)                                 $166,208                 171,400
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Short-Intermediate Government Fund is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not covert into another class. Class I shares (none sold through March 31,
                             1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At March 31, 1998, the Fund had $18,323,000 in purchase commitments outstanding (11% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to approximately $22,519,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              INVESTMENT MANAGER COMBINATION. Effective December
                             31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $470,000 for the six months ended March 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                     COMMISSIONS      COMMISSIONS ALLOWED
                                                                   RETAINED BY KDI      BY KDI TO FIRMS
                                                                   ---------------   ----------------------
                             Six months ended March 31, 1998           $3,000                59,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI

NOTES TO FINANCIAL STATEMENTS

                             receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC          DISTRIBUTION FEES
                                                                   RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                  -----------------   ---------------------
                             Six months ended March 31, 1998          $521,000               136,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY     ASF PAID BY
                                                                         THE FUND TO KDI   KDI TO FIRMS
                                                                         ---------------   ------------
                             Six months ended March 31, 1998                $201,000         201,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $260,000 for the six months ended March 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $9,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $301,354

                             Proceeds from sales                         308,567

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                        SIX MONTHS ENDED                   YEAR ENDED
                                                            MARCH 31,                     SEPTEMBER 30,
                                                              1998                            1997
                                                      ---------------------           ---------------------
                                                      SHARES        AMOUNT            SHARES        AMOUNT
                             ------------------------------------------------------------------------------
                              SHARES SOLD
                             ------------------------------------------------------------------------------
                              Class A                  2,466       $ 18,977            2,255       $ 18,889
                             ------------------------------------------------------------------------------
                              Class B                  1,286          9,913            2,120         16,310
                             ------------------------------------------------------------------------------
                              Class C                     64            499              520          4,058
                             ------------------------------------------------------------------------------
                              SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                             ------------------------------------------------------------------------------
                              Class A                    183          1,427              255          1,994
                             ------------------------------------------------------------------------------
                              Class B                    276          2,136              815          6,352
                             ------------------------------------------------------------------------------
                              Class C                     15            113               28            219
                             ------------------------------------------------------------------------------
                              SHARES REDEEMED
                             ------------------------------------------------------------------------------
                              Class A                 (2,106)       (16,311)          (2,989)       (23,165)
                             ------------------------------------------------------------------------------
                              Class B                 (2,620)       (20,041)          (6,668)       (52,945)
                             ------------------------------------------------------------------------------
                              Class C                   (145)        (1,129)            (250)        (1,946)
                             ------------------------------------------------------------------------------
                              CONVERSION OF SHARES
                             ------------------------------------------------------------------------------
                              Class A                  2,338         18,294            1,985         15,533
                             ------------------------------------------------------------------------------
                              Class B                 (2,351)       (18,294)          (1,994)       (15,533)
                             ------------------------------------------------------------------------------
                              NET DECREASE FROM
                              CAPITAL SHARE TRANSACTIONS           $ (4,416)                       $(30,234)
                             ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                  -------------------------------------------------------------
                                                                              CLASS A
                                                  -------------------------------------------------------------
                                                                  YEAR ENDED
                                                                   SEPTEMBER     TWO MONTHS     YEAR ENDED
                                                    SIX MONTHS        30,           ENDED        JULY 31,
                                                      ENDED       -----------   SEPTEMBER 30,   -----------
                                                  MARCH 31, 1998  1997   1996       1995        1995   1994
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.80      7.89   8.08       8.09        8.11   8.63
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .23       .51    .54        .09         .54    .48
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (.01)     (.07)  (.20)      (.01)       (.03)  (.44)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         .22       .44    .34        .08         .51    .04
---------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .24       .53    .53        .09         .53    .45
---------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --     --         --          --    .11
---------------------------------------------------------------------------------------------------------------
Total dividends                                          .24       .53    .53        .09         .53    .56
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.78      7.80   7.89       8.08        8.09   8.11
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.93%     5.80   4.25       1.00        6.58    .41
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------
Expenses                                                1.14%     1.19   1.15       1.05        1.06   1.06
---------------------------------------------------------------------------------------------------------------
Net investment income                                   5.77%     6.61   6.65       6.56        6.65   5.85
---------------------------------------------------------------------------------------------------------------

                                                  -------------------------------------------------------------
                                                                              CLASS B
                                                  -------------------------------------------------------------
                                                                  YEAR ENDED
                                                                   SEPTEMBER     TWO MONTHS     YEAR ENDED
                                                    SIX MONTHS        30,           ENDED        JULY 31,
                                                      ENDED       -----------   SEPTEMBER 30,   -----------
                                                  MARCH 31, 1998  1997   1996       1995        1995   1994
---------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.77      7.85   8.05       8.06        8.08   8.61
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .18       .46    .46        .08         .47    .40
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (.01)     (.07)  (.20)      (.01)       (.03)  (.44)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                         .17       .39    .26        .07         .44   (.04)
---------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .21       .47    .46        .08         .46    .38
---------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --     --         --          --    .11
---------------------------------------------------------------------------------------------------------------
Total dividends                                          .21       .47    .46        .08         .46    .49
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.73      7.77   7.85       8.05        8.06   8.08
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.24%     5.11   3.28        .87        5.68   (.48)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------
Expenses                                                2.08%     2.02   1.97       1.91        1.87   1.93
---------------------------------------------------------------------------------------------------------------
Net investment income                                   4.83%     5.78   5.83       5.70        5.84   4.95
---------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             -----------------------------------------------------------------------
                                                                             CLASS C
                                             -----------------------------------------------------------------------
                                                                                                YEAR     MAY 31
                                             SIX MONTHS       YEAR ENDED        TWO MONTHS      ENDED      TO
                                               ENDED        SEPTEMBER 30,          ENDED        JULY      JULY
                                             MARCH 31,    ------------------   SEPTEMBER 30,     31,       31,
                                                1998        1997      1996         1995         1995      1994
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.78        7.86      8.06         8.06         8.08      8.09
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .20         .47       .47          .09          .47       .07
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                (.01)       (.07)     (.20)        (.01)        (.03)     (.01)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .19         .40       .27          .08          .44       .06
--------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income       .22         .48       .47          .08          .46       .07
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $7.75        7.78      7.86         8.06         8.06      8.08
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     2.42%       5.24      3.36         1.00         5.73       .77
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                          1.83%       1.86      1.85         1.74         1.78      1.83
--------------------------------------------------------------------------------------------------------------------
Net investment income                             5.08%       5.94      5.95         5.87         5.93      5.54
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS       YEAR ENDED        TWO MONTHS
                                               ENDED        SEPTEMBER 30,          ENDED        YEAR ENDED JULY 31,
                                             MARCH 31,    ------------------   SEPTEMBER 30,   ---------------------
                                                1998        1997      1996         1995         1995      1994
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)    $166,208     171,400   204,021      239,619      246,248   266,640
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               336%        164       180          173          597       916
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1998 is unaudited.

PORTFOLIO OF INVESTMENTS

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS AT SEPTEMBER 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------

                                                                          COUPON                      PRINCIPAL
    U.S. GOVERNMENT OBLIGATIONS        TYPE                                RATE        MATURITY        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------

    U.S. TREASURY                      Notes                               8.875%      1998            $ 3,000       $  3,101
    SECURITIES - 63.7%                                                     6.875       1999              5,000          5,095
    (Cost: $110,054)                                                       6.25        1999             10,000         10,072
                                                                           8.75        2000             39,820         42,788
                                                                           8.50        2000             22,000         23,299
                                                                           7.125       2000              5,000          5,140
                                                                           6.00        2000              3,000          3,010
                                                                           6.625       2001              5,330          5,444
                                                                           6.25        2001              6,000          6,056
                                       Bonds                               6.625       2002              5,000          5,120
                                       --------------------------------------------------------------------------------------
                                                                                                                      109,125
-----------------------------------------------------------------------------------------------------------------------------
    FEDERAL NATIONAL                   Agency notes                        6.01        2000              5,000          5,000
    MORTGAGE ASSOCIATION               Adjustable rate mortgages           6.446       2027             10,462         10,606
    - 17.3%                            Fixed rate collateralized
    (Cost: $29,549)                      mortgage obligations              6.625       2001              8,930          8,997
                                       Pass-through certificates           7.50        2012              4,950          5,069
                                       --------------------------------------------------------------------------------------
                                                                                                                       29,672
-----------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL                Adjustable rate mortgages           5.50        2027              5,000          4,978
    MORTGAGE ASSOCIATION               Pass-through certificates           7.00        2015              9,411          9,518
    - 14.7%                                                                8.00        2027              5,000          5,171
    (Cost: $25,127)                                                        9.00        2019                 83             89
                                                                           9.50        2016-2027         5,050          5,456
                                      ---------------------------------------------------------------------------------------
                                                                                                                       25,212
-----------------------------------------------------------------------------------------------------------------------------
    FEDERAL HOME LOAN                  Balloon mortgages                   6.50        1999             10,906         10,973
    MORTGAGE CORPORATION - 9.3%        Adjustable rate mortgages           7.831       2022              4,516          4,680
    (Cost: $15,910)                    Pass-through certificates          11.25        2010                261            286
                                       --------------------------------------------------------------------------------------
                                                                                                                       15,939
-----------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS - 2.4%       Associates Corp. N.A.               6.375       2000              1,000          1,005
    (Cost: $4,141)                     BellSouth Telecommunications,
                                         Inc.                              9.19        2003              1,000          1,086
                                       Merrill Lynch & Co.                 6.35        2000              1,000          1,003
                                       Rockwell International Corp.        8.375       2001              1,000          1,065
                                       --------------------------------------------------------------------------------------
                                                                                                                        4,159
                                       --------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--107.4%
                                       (Cost: $184,781)                                                               184,107
                                       --------------------------------------------------------------------------------------
                                       LIABILITIES, LESS CASH AND OTHER ASSETS--(7.4%)                                (12,707)
                                       --------------------------------------------------------------------------------------
                                       NET ASSETS--100%                                                              $171,400
                                       --------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

Based on the cost of investments of $184,781,000 for federal income tax purposes at September 30, 1997, the gross unrealized appreciation was $523,000, the gross unrealized depreciation was $1,197,000 and the net unrealized depreciation on investments was $674,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Short-Intermediate Government Fund, a series of Kemper Portfolios, as of September 30, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Short-Intermediate Government Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the fiscal periods since 1993, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          November 18, 1997

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $184,781)                                                $184,107
------------------------------------------------------------------------
Cash                                                                 998
------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                   557
------------------------------------------------------------------------
  Investments sold                                                   186
------------------------------------------------------------------------
  Interest                                                         1,859
------------------------------------------------------------------------
    TOTAL ASSETS                                                 187,707
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Fund shares redeemed                                               433
------------------------------------------------------------------------
  Investments purchased                                           15,591
------------------------------------------------------------------------
  Management fee                                                      78
------------------------------------------------------------------------
  Distribution services fee                                           79
------------------------------------------------------------------------
  Administrative services fee                                         34
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              70
------------------------------------------------------------------------
  Trustees' fees and other                                            22
------------------------------------------------------------------------
    Total liabilities                                             16,307
------------------------------------------------------------------------
NET ASSETS                                                      $171,400
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $193,304
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (22,838)
------------------------------------------------------------------------
Net unrealized depreciation on investments                          (674)
------------------------------------------------------------------------
Undistributed net investment income                                1,608
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $171,400
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($46,360 / 5,940 shares outstanding)                             $7.80
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.08
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($119,537 / 15,390 shares outstanding)                           $7.77
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($5,503 / 707 shares outstanding)                                $7.78
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENT

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 1997
(IN THOUSANDS)

-------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------
Interest income                                                                     $14,391
-------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                      1,014
-------------------------------------------------------------------------------------------
  Distribution services fee                                                           1,105
-------------------------------------------------------------------------------------------
  Administrative services fee                                                           445
-------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                726
-------------------------------------------------------------------------------------------
  Professional fees                                                                      37
-------------------------------------------------------------------------------------------
  Reports to shareholders                                                                52
-------------------------------------------------------------------------------------------
  Trustees' fees and other                                                               24
-------------------------------------------------------------------------------------------
    Total expenses                                                                    3,403
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                10,988
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------

  Net realized loss on sales of investments                                          (5,283)
-------------------------------------------------------------------------------------------
  Net realized gain from futures transactions                                            26
-------------------------------------------------------------------------------------------
    Net realized loss                                                                (5,257)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                3,620
-------------------------------------------------------------------------------------------
Net loss on investments                                                              (1,637)
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $ 9,351
-------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                 YEAR ENDED SEPTEMBER 30,
                                                                  1997               1996
-------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $ 10,988             13,300
-------------------------------------------------------------------------------------------
  Net realized gain (loss)                                        (5,257)               814
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation               3,620             (6,367)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations               9,351              7,747
-------------------------------------------------------------------------------------------
Net equalization charges                                            (370)              (350)
-------------------------------------------------------------------------------------------
Distribution from net investment income                          (11,368)           (13,083)
-------------------------------------------------------------------------------------------
Net decrease from capital share transactions                     (30,234)           (29,912)
-------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                     (32,621)           (35,598)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------

Beginning of year                                                204,021            239,619
-------------------------------------------------------------------------------------------
END OF YEAR (including undistributed
net investment income of
$1,608 and $2,353, respectively)                                $171,400            204,021
-------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Short-Intermediate Government Fund is a separate series of Kemper Portfolios, an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not covert into another class. Class I shares (none sold through September 30, 1997) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At September 30, 1997, the Fund had $15,591,000 in purchase commitments outstanding (9% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS

                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at September 30, 1997, amounting to approximately $22,500,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,014,000 for the year ended September 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                    COMMISSIONS        COMMISSIONS ALLOWED
                                                                  RETAINED BY ZKDI      BY ZKDI TO FIRMS
                                                                  ----------------   -----------------------
                             Year ended September 30, 1997             $8,000                82,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                  DISTRIBUTION FEES
                                                                      AND CDSC           COMMISSIONS AND
                                                                     RECEIVED BY        DISTRIBUTION FEES
                                                                        ZKDI          PAID BY ZKDI TO FIRMS
                                                                  -----------------   ---------------------
                             Year ended September 30, 1997           $1,435,000              377,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on

NOTES TO FINANCIAL STATEMENTS

                             assets of Fund accounts that the firms service. Administrative services fees (ASF) paid are as follows:

                                                                         ASF PAID BY       ASF PAID BY
                                                                       THE FUND TO ZKDI   ZKDI TO FIRMS
                                                                       ----------------   -------------
                             Year ended September 30, 1997                 $445,000          450,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $560,000 for the year ended September 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the year ended September 30, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $18,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the year ended September 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $288,944

                             Proceeds from sales                         302,357

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                        1997                            1996
                                                                ---------------------           ---------------------
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                  2,255       $ 18,889            1,028       $  8,057
                                       ------------------------------------------------------------------------------
                                        Class B                  2,120         16,310            1,851         14,606
                                       ------------------------------------------------------------------------------
                                        Class C                    520          4,058              504          4,060
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                    255          1,994              215          1,721
                                       ------------------------------------------------------------------------------
                                        Class B                    815          6,352              985          7,863
                                       ------------------------------------------------------------------------------
                                        Class C                     28            219               21            171
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                 (2,989)       (23,165)          (1,446)       (11,497)
                                       ------------------------------------------------------------------------------
                                        Class B                 (6,668)       (52,945)          (6,528)       (51,573)
                                       ------------------------------------------------------------------------------
                                        Class C                   (250)        (1,946)            (416)        (3,320)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                  1,985         15,533              728          5,828
                                       ------------------------------------------------------------------------------
                                        Class B                 (1,994)       (15,533)            (731)        (5,828)
                                       ------------------------------------------------------------------------------
                                        NET DECREASE
                                        FROM CAPITAL
                                        SHARE TRANSACTIONS                   $(30,234)                       $(29,912)
                                       ------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

6    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At September 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $102,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at September 30, 1997:

                                                             FACE          EXPIRATION
                             TYPE                           AMOUNT           MONTH           LOSS
                             ----------------------------------------------------------------------
                             U.S. Treasury Note           $3,542,000      December '97      $(3,000)
                             ----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                     -----------------------------------------------------------------
                                                                                 CLASS A
                                                     -----------------------------------------------------------------
                                                     YEAR ENDED
                                                     SEPTEMBER            TWO MONTHS            YEAR ENDED JULY
                                                        30,                  ENDED                    31,
                                                    ------------         SEPTEMBER 30,         ------------------
                                                    1997    1996             1995              1995   1994   1993
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $7.89   8.08             8.09              8.11   8.63   8.65
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .51    .54              .09               .54    .48    .53
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                   (.07)  (.20)            (.01)             (.03)  (.44)  (.03)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .44    .34              .08               .51    .04    .50
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .53    .53              .09               .53    .45    .52
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --     --               --                --    .11     --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                       .53    .53              .09               .53    .56    .52
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.80   7.89             8.08              8.09   8.11   8.63
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        5.80%  4.25             1.00              6.58    .41   6.01
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                             1.19%  1.15             1.05              1.06   1.06   1.04
---------------------------------------------------------------------------------------------------------------------
Net investment income                                6.61%  6.65             6.56              6.65   5.85   6.06
---------------------------------------------------------------------------------------------------------------------

                                                     ----------------------------------------------------------------
                                                                                 CLASS B
                                                     ----------------------------------------------------------------
                                                     YEAR ENDED
                                                     SEPTEMBER            TWO MONTHS            YEAR ENDED JULY
                                                        30,                  ENDED                    31,
                                                    ------------         SEPTEMBER 30,         ------------------
                                                    1997    1996             1995              1995   1994   1993
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $7.85   8.05             8.06              8.08   8.61   8.64
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .46    .46              .08               .47    .40    .45
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                   (.07)  (.20)            (.01)             (.03)  (.44)  (.02)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .39    .26              .07               .44   (.04)   .43
---------------------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .47    .46              .08               .46    .38    .46
---------------------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --     --               --                --    .11     --
---------------------------------------------------------------------------------------------------------------------
Total dividends                                       .47    .46              .08               .46    .49    .46
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.77   7.85             8.05              8.06   8.08   8.61
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        5.11%  3.28              .87              5.68   (.48)  5.13
---------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------------------
Expenses                                             2.02%  1.97             1.91              1.87   1.93   1.87
---------------------------------------------------------------------------------------------------------------------
Net investment income                                5.78%  5.83             5.70              5.84   4.95   5.23
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             ----------------------------------------------------------
                                                                      CLASS C
                                             ----------------------------------------------------------
                                                                                   YEAR     MAY 31
                                                 YEAR ENDED        TWO MONTHS      ENDED      TO
                                               SEPTEMBER 30,          ENDED        JULY      JULY
                                             ------------------   SEPTEMBER 30,     31,       31,
                                               1997      1996         1995         1995      1994
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $7.86      8.06         8.06         8.08      8.09
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                           .47       .47          .09          .47       .07
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss               (.07)     (.20)        (.01)        (.03)     (.01)
-------------------------------------------------------------------------------------------------------
Total from investment operations                  .40       .27          .08          .44       .06
-------------------------------------------------------------------------------------------------------
Less distribution from net investment income      .48       .47          .08          .46       .07
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $7.78      7.86         8.06         8.06      8.08
-------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                    5.24%     3.36         1.00         5.73       .77
-------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-------------------------------------------------------------------------------------------------------
Expenses                                         1.86%     1.85         1.74         1.78      1.83
-------------------------------------------------------------------------------------------------------
Net investment income                            5.94%     5.95         5.87         5.93      5.54
-------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
-------------------------------------------------------------------------------------------------------

                                                 YEAR ENDED        TWO MONTHS
                                               SEPTEMBER 30,          ENDED             YEAR ENDED JULY 31,
                                             ------------------   SEPTEMBER 30,   -------------------------------
                                               1997      1996         1995         1995      1994      1993
-----------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)   $171,400   204,021      239,619      246,248   266,640   283,249
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)              164%      180          173          597       916       339
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

                                                                       EXHIBIT E

                         PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the unaudited pro forma condensed balance sheet and unaudited pro forma condensed income statement of the Funds as of and for the period ending August 31, 1998 and as adjusted to give effect to the reorganization.

PRO FORMA CONDENSED BALANCE SHEET
AS OF AUGUST 31, 1998 (UNAUDITED)
(IN THOUSANDS)

                                      ACQUIRING FUND      ACQUIRED FUND                      COMBINED FUND
                                    (KEMPER ADJUSTABLE    (KEMPER SHORT-                  (KEMPER ADJUSTABLE
                                        RATE U.S.          INTERMEDIATE                        RATE U.S.
                                     GOVERNMENT FUND)    GOVERNMENT FUND)    PRO FORMA    GOVERNMENT FUND)(1)
                                         (ACTUAL)            (ACTUAL)       ADJUSTMENTS      (AS ADJUSTED)
                                    ------------------   ----------------   -----------   -------------------
Investments, at value..............      $67,109             $168,688                          $235,797
Cash and other assets, less
  liabilities......................        2,198               (1,640)                              558
                                         -------             --------                          --------
Net Assets.........................      $69,307             $167,048                          $236,355
                                         =======             ========                          ========
CLASS A SHARES
Net Assets.........................      $60,856             $ 85,961                          $146,817
Shares Outstanding.................        7,431               10,998         (497)(2)           17,932
Net Asset Value per share..........      $  8.19             $   7.82                          $   8.19
Maximum Offering Price.............      $  8.49             $   8.10                          $   8.49
CLASS B SHARES
Net Assets.........................      $ 7,108             $ 74,961                          $ 82,069
Shares Outstanding.................          865                9,645         (517)(2)            9,993
Net Asset Value per share..........      $  8.21             $   7.77                          $   8.21
CLASS C SHARES
Net Assets.........................      $ 1,343             $  6,126                          $  7,469
Shares Outstanding.................          163                  786          (41)(2)              908
Net Asset Value per share..........      $  8.22             $   7.79                          $   8.22

-------------------------
(1) To be renamed Kemper Short-Term U.S. Government Fund subsequent to the reorganization.

(2) Based on the issuance of 10,501 Class A shares, 9,128 Class B shares and 745 Class C shares of Kemper Adjustable Rate U.S. Government Fund for all shares of each class of Kemper Short-Intermediate Government Fund.

PRO FORMA CONDENSED INCOME STATEMENT
FOR THE TWELVE MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
(IN THOUSANDS)

                                     ACQUIRING FUND       ACQUIRED FUND                        COMBINED FUND
                                   (KEMPER ADJUSTABLE     (KEMPER SHORT                     (KEMPER ADJUSTABLE
                                       RATE U.S.           INTERMEDIATE                          RATE U.S.
                                    GOVERNMENT FUND)     GOVERNMENT FUND)     PRO FORMA     GOVERNMENT FUND)(1)
                                        (ACTUAL)             (ACTUAL)        ADJUSTMENTS       (AS ADJUSTED)
                                   ------------------    ----------------    -----------    -------------------
Interest income................          $4,636              $11,514                              $16,150
Expenses
  Management, administrative
     and distribution services
     fees......................             639                2,090                                2,729
  All other expenses...........             433                  771            (145)(2)            1,059
                                         ------              -------            ----              -------
     Total Expenses............           1,072                2,861            (145)               3,788
Net Investment Income..........           3,564                8,653             145               12,362
                                         ------              -------            ----              -------
Net realized loss on sales of
  investments and futures
  transactions.................            (218)              (1,677)                              (1,895)
Change in net unrealized
  appreciation (depreciation)
  on investments...............            (589)               3,162                                2,573
                                         ------              -------            ----              -------
Net Increase in Net Assets from
  Operations...................          $2,757              $10,138             145              $13,040
                                         ======              =======            ====              =======

-------------------------
(1) To be renamed Kemper Short-Term U.S. Government Fund subsequent to the reorganization.

(2) Reflects estimated reduction in operating expenses due to the combined Funds' larger net assets and greater economies of scale.

Expenses of the reorganization will be paid by Scudder Kemper Investments, Inc., Adviser for the Funds.

KEMPER ADJUSTABLE RATE U.S. GOVERNMENT FUND AND KEMPER
SHORT-INTERMEDIATE GOVERNMENT FUND
COMBINING PORTFOLIOS OF INVESTMENTS
AS OF AUGUST 31, 1998
(IN THOUSANDS)

                                                                    KEMPER                KEMPER
                                                                ADJUSTABLE RATE     SHORT-INTERMEDIATE    COMBINED
                                                                U.S. GOVT. FUND       GOVERNMENT FUND     PRINCIPAL
                                                              PRINCIPAL AMOUNT($)   PRINCIPAL AMOUNT($)   AMOUNT($)
                                                              -------------------   -------------------   ---------
U.S. GOVERNMENT OBLIGATIONS -- 90.0%
Government National Mortgage Association -- 44.3%                    1,831                                  1,831
                                                                     3,153                                  3,153
                                                                     1,202                                  1,202
                                                                     2,750                20,895           23,645
                                                                                           5,548            5,548
                                                                                              13               13
                                                                       270                    13              283
                                                                                              69               69
                                                                                               9                9
                                                                     5,454                 7,581           13,035
                                                                     4,289                   494            4,783
                                                                     7,659                40,925           48,584
U.S. Treasury Securities -- 25.8%
                                                                                          17,800           17,800
                                                                       500                                    500
                                                                     3,000                                  3,000
                                                                                           7,500            7,500
                                                                                          25,200           25,200
Federal Home Loan Mortgage Corporation -- 8.6%
                                                                    11,909                                 11,909
                                                                     4,441                                  4,441
                                                                     3,494                                  3,494
                                                                         7                                      7
Federal National Mortgage Association -- 5.2%
                                                                     1,257                                  1,257
                                                                     2,555                                  2,555
                                                                     1,167                                  1,167
                                                                     1,423                                  1,423
                                                                     1,556                                  1,556
                                                                                           3,774            3,774
Corporate Obligations -- 6.1%
                                                                     1,400                 3,200            4,600
                                                                     1,400                 3,200            4,600
                                                                                           4,991            4,991
MONEY MARKET INSTRUMENTS -- 10.0%
                                                                     4,900                18,700           23,600
TOTAL INVESTMENTS -- 100%


                                                                                                                   INTEREST
                                                                                DESCRIPTION                         RATE(%)
                                                                                -----------                        --------
U.S. GOVERNMENT OBLIGATIONS -- 90.0%
Government National Mortgage Association -- 44.3%             Adjustable rate mortgages                                   6.88
                                                              Adjustable rate mortgages                           6.875 - 7.00
                                                              Adjustable rate mortgages                                  6.875
                                                              Pass-through certificates                                   6.50
                                                              Pass-through certificates                                   7.00
                                                              Pass-through certificates                                   9.50
                                                              Pass-through certificates                           9.50 - 11.00
                                                              Pass-through certificates                                   9.00
                                                              Pass-through certificates                                   9.50
                                                              Pass-through certificates                           7.375 - 9.00
                                                              Pass-through certificates                                   7.00
                                                              Pass-through certificates                            6.00 - 7.50
U.S. Treasury Securities -- 25.8%
                                                              Bonds                                                     11.875
                                                              Notes                                                      8.875
                                                              Notes                                                       7.50
                                                              Notes                                                       6.50
                                                              Notes                                                       6.25
Federal Home Loan Mortgage Corporation -- 8.6%
                                                              Adjustable rate mortgages                          7.492 - 7.856
                                                              Adjustable rate mortgages                          7.545 - 7.564
                                                              Adjustable rate mortgages                                  7.731
                                                              Fixed rate collateralized mortgage obligation              11.00
Federal National Mortgage Association -- 5.2%
                                                              Adjustable rate mortgages                                   9.25
                                                              Adjustable rate mortgages                                  7.124
                                                              Adjustable rate mortgages                                   7.53
                                                              Adjustable rate mortgages                                   7.64
                                                              Adjustable rate mortgages                                  7.585
                                                              Pass-through certificates                                   9.25
Corporate Obligations -- 6.1%
                                                              Deutsche Floorplan Receivable Master Trust                 5.856
                                                              MBNA Master Credit Card Trust                              5.826
                                                              World Omni Automobile Lease Securitization Trust            6.90
MONEY MARKET INSTRUMENTS -- 10.0%
                                                              Federal National Mortgage Association                       5.43
TOTAL INVESTMENTS -- 100%

                                                                             KEMPER              KEMPER
                                                                         ADJUSTABLE RATE   SHORT-INTERMEDIATE   COMBINED
                                                                         U.S. GOVT. FUND    GOVERNMENT FUND      MARKET
                                                              MATURITY   MARKET VALUE($)    MARKET VALUE($)     VALUE($)
                                                              --------   ---------------   ------------------   --------
U.S. GOVERNMENT OBLIGATIONS -- 90.0%
Government National Mortgage Association -- 44.3%               2021          1,870                               1,870
                                                                2022          3,213                               3,213
                                                                2023          1,226                               1,226
                                                                2013          2,796              21,245          24,041
                                                                2015                              5,579           5,579
                                                                2016                                 15              15
                                                                2018            300                  14             314
                                                                2019                                 74              74
                                                                2020                                 10              10
                                                                2022          5,708               8,109          13,817
                                                                2027          4,364                 505           4,869
                                                                2028          7,736              41,786          49,522
                                                                             ------             -------         -------
                                                                             27,213              77,337         104,550
U.S. Treasury Securities -- 25.8%
                                                                2003                             23,265          23,265
                                                                2000            531                                 531
                                                                2002          3,247                               3,247
                                                                2002                              7,889           7,889
                                                                2001                             25,988          25,988
                                                                             ------             -------         -------
                                                                              3,778              57,142          60,920
Federal Home Loan Mortgage Corporation -- 8.6%
                                                                2022         12,149                              12,149
                                                                2023          4,517                               4,517
                                                                2025          3,583                               3,583
                                                                2014              7                                   7
                                                                             ------             -------         -------
                                                                             20,256                   0          20,256
Federal National Mortgage Association -- 5.2%
                                                                2018          1,338                               1,338
                                                                2019          2,609                               2,609
                                                                2021          1,188                               1,188
                                                                2023          1,449                               1,449
                                                                2025          1,574                               1,574
                                                                2018                              4,017           4,017
                                                                             ------             -------         -------
                                                                              8,158               4,017          12,175
Corporate Obligations -- 6.1%
                                                                2001          1,401               3,202           4,603
                                                                2003          1,403               3,209           4,612
                                                                2003                              5,081           5,081
                                                                             ------             -------         -------
                                                                              2,804              11,492          14,296
                                                                             ------             -------         -------
MONEY MARKET INSTRUMENTS -- 10.0%
                                                                1998          4,900              18,700          23,600
                                                                             ------             -------         -------
TOTAL INVESTMENTS -- 100%                                                    67,109             168,688         235,797
                                                                             ======             =======         =======

                                       E-3